                                                      Registration Nos. 33-39133
                                                                       811-06241

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933 [X]

                       Pre-Effective Amendment No.     [ ]
                                                   --

                       Post-Effective Amendment No. 38 [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 [X]

                              Amendment No. 40 [X]
                        (Check appropriate box or boxes.)

                             LOOMIS SAYLES FUNDS II
               (Exact Name of Registrant as Specified in Charter)

          399 Boylston Street
         Boston, Massachusetts                                           02116
(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code (617) 449-2810

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                    Copy to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):
[ ]  Immediately upon filing pursuant to paragraph (b)
[X]  On February 1, 2005 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  On (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          [LOGO] CDC NVEST FUNDS/SM/



WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 26

More About Risk.......... Page 29

Management Team.......... Page 31

Fund Services............ Page 33

Financial Performance.... Page 50

  CDC Nvest Income and Tax Free Income Funds
[LOGO] LOOMIS SAYLES & Company L.P.
Loomis Sayles Core Plus Bond Fund


Loomis Sayles Government Securities Fund*


Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund


* The Loomis Sayles Government Securities Fund is closed to new investors.

                                                                     Prospectus
                                                               February 1, 2005

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents


Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund..................... 2
Loomis Sayles Government Securities Fund.............. 5
Loomis Sayles High Income Fund........................ 8
Loomis Sayles Investment Grade Bond Fund............. 11
Loomis Sayles Limited Term Government and Agency Fund 14
Loomis Sayles Massachusetts Tax Free Income Fund..... 17
Loomis Sayles Municipal Income Fund.................. 20
Loomis Sayles Strategic Income Fund.................. 23
Fund Fees & Expenses
Fund Fees & Expenses................................. 26
More About Risk
More About Risk...................................... 29
Management Team
Meet the Funds' Investment Adviser................... 31
Meet the Funds' Portfolio Managers................... 33
Fund Services
Investing in the Funds............................... 34
How Sales Charges Are Calculated..................... 35
It's Easy to Open an Account......................... 38
Buying Shares........................................ 39
Selling Shares....................................... 40
Selling Shares in Writing............................ 42
Exchanging Shares.................................... 43
Restrictions on Buying, Selling and Exchanging Shares 43
How Fund Shares Are Priced........................... 46
Dividends and Distributions.......................... 47
Tax Consequences..................................... 48
Compensation to Securities Dealers................... 49
Additional Investor Services......................... 50
Financial Performance
Financial Performance................................ 52
Glossary of Terms
Glossary of Terms.................................... 64


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."


To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.


Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFRX   NERBX   NECRX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds (rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds"), or if unrated, of comparable quality by Loomis Sayles.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
..  fixed charge coverage
..  the relationship between cash flows and debt service obligations
..  the experience and perceived strength of management
..  price responsiveness of the security to interest rate changes
..  earnings prospects
..  debt as a percentage of assets
..  borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

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2

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.



For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]
                                                                         (up triangle) Highest Quarterly Return: Second
                               (total return)/+/                                       Quarter 1995, up 2.41%
                                                                         (down triangle) Lowest Quarterly Return: Second
 1995   1996    1997   1998    1999   2000   2001   2002   2003    2004                  Quarter 2004, down 2.85%
------  -----  ------  -----  ------  -----  -----  -----  -----  ------
20.77%  4.61%  11.05%  8.01%  -0.34%  7.39%  7.24%  2.84%  8.49%   5.10%



--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      0.37%       5.23%         6.89%
   Return After Taxes on Distributions*                           -1.33%       2.98%         4.27%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.21%       3.06%         4.25%
Class B - Return Before Taxes                                     -0.58%       5.11%         6.60%
Class C - Return Before Taxes                                      3.33%       5.41%         6.45%
Lehman Aggregate Bond Index**                                      4.34%       7.71%         7.72%
Lehman U.S. Credit Index**                                         5.24%       8.63%         8.41%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95 for Class C shares. Class A commenced operations 11/7/73 and Class B commenced operations 9/13/93.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Government Securities Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B
               ---------------
               NEFUX   NEUBX

 Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

 Principal Investment Strategies


The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will not invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed or guaranteed by the full faith and credit of the U.S. government.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:
.. average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

..  average maturity of 10 years or more.

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities. The Fund may also:
.. Invest in zero-coupon bonds.

.. Invest in mortgage-related securities, including stripped securities and mortgage dollar rolls.

.. Invest in futures.

.. Engage in active and frequent trading of securities which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Agency securities: Subject to security risk. Agencies of the U.S. government which are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


--------------------------------------------------------------------------------
                                                                             5

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                      [CHART]

                                  (total return)
                                                                             (up triangle) Highest Quarterly Return: Third
   1995   1996    1997   1998    1999    2000   2001    2002   2003    2004                Quarter 2002, up 8.02%
  ------  -----  ------  -----  ------  ------  -----  ------  -----  ------ (down triangle) Lowest Quarterly Return: Second
  20.03%  0.78%  10.32%  9.02%  -6.42%  12.89%  4.93%  13.35%  1.48%   5.32%                 Quarter 2004, down 3.73%



--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Long Term Government Bond Index ("Lehman Long Term Gov't Bond Index"), an unmanaged index of U.S. Treasury and U.S. Government agency securities with a maturities of 10 years or more. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Long Gov't Term Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      0.56%        6.51%        6.84%
   Return After Taxes on Distributions*                           -0.75%        4.72%        4.28%
   Return After Taxes on Distributions & Sales of Fund Shares*     0.34%        4.47%        4.15%
Class B - Return Before Taxes                                     -0.55%        6.39%        6.13%
Lehman Long Term Gov't Bond Index**                                7.94%       10.22%        9.67%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. Class A commenced operations 9/16/85 and Class B commenced operations 9/23/93.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFHX   NEHBX   NEHCX

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  issuer debt and debt maturity schedules
..  earnings prospects
..  responsiveness to changes in interest rates
..  experience and perceived strength of management
..  borrowing requirements and liquidation value
..  market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in zero-coupon, pay-in-kind and Rule 144A securities.

.. Invest in derivative securities, including futures.



.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to


--------------------------------------------------------------------------------
8
  stock market values, interest rates or the currency exchange rate. Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]
                                                                                (up triangle) Highest Quarterly
                                (total return)/+/                                             Return: Second Quarter 2003,
                                                                                              up 9.95%
 1995    1996    1997    1998   1999    2000     2001     2002    2003    2004  (down triangle) Lowest Quarterly
------  ------  ------  ------  -----  -------  -------  ------  ------  ------                 Return: Fourth Quarter 2000,
11.78%  14.88%  15.37%  -1.70%  4.00%  -16.09%  -10.65%  -8.86%  27.91%  10.35%                 down 11.32%



+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             9

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



                                                                                                       Since Class C
Average Annual Total Returns+                                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years   (3/2/98)
Class A - Return Before Taxes                                      5.39%       -1.63%        3.58%            --
   Return After Taxes on Distributions*                            2.39%       -5.00%       -0.33%            --
   Return After Taxes on Distributions & Sales of Fund Shares*     3.41%       -3.45%        0.60%            --
Class B - Return Before Taxes                                      4.31%       -1.72%        3.12%            --
Class C - Return Before Taxes                                      8.30%       -1.46%           --        -1.18%
Lehman High Yield Composite Index**                               11.13%        6.97%        8.13%         5.26%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 3/31/98 for Class C shares. Class A commenced operations 2/22/84 and Class B commenced operations 9/20/93.
+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


--------------------------------------------------------------------------------
10

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   LGBBX   LGBCX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities.

.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

--------------------------------------------------------------------------------
                                                                             11
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Foreign Shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.



For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception period compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

                      (total return)/+/                     (up triangle) Highest Quarterly Return: Second
                                                                          Quarter 2003, up 9.08%
 1997   1998   1999    2000   2001    2002    2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  ------  -----  ------  ------  ------                 Quarter 2004, down 3.99%
14.29%  2.96%  3.65%  10.97%  5.65%  10.60%  19.33%   9.45%



+ The returns shown for the period prior to September 15, 2003 in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Classes after taking into effect the Fund's current expense cap arrangements.


--------------------------------------------------------------------------------
12

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception compare to those of the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/31/96)
Class A - Return Before Taxes                                      4.54%       10.10%      8.86%
   Return After Taxes on Distributions*                            1.95%        7.51%      6.14%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.16%        7.10%      5.92%
Class B - Returns Before Taxes                                     3.61%        9.83%      8.50%
Class C - Returns Before Taxes                                     7.73%       10.11%      8.51%
Lehman Government/Credit Index**                                   4.19%        8.00%      7.08%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

+ The returns shown for the periods prior to September 15, 2003 in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.



For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


--------------------------------------------------------------------------------
                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFLX   NELBX   NECLX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

..  average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   "Aaa" by Moody's Investors Service, Inc. ("Moody's")

..  effective duration range of two to four years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).
.. Invest in zero-coupon bonds.
.. Invest in foreign bonds denominated in U.S. dollars.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's). .. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.

.. Engage in active and frequent trading of securities. Frequent trading may product high trading cost which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are


--------------------------------------------------------------------------------
14
  based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.


For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

                            (total return)/+/                           (up triangle) Highest Quarterly Return: Third
                                                                                      Quarter 1998, up 4.63%
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                 Quarter 2004, down 1.70%
13.02%  2.38%  7.27%  6.46%  -0.67%  8.34%  6.86%  8.18%  1.50%   2.00%


+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             15

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods compare to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ They are also compared to those of the Lehman 1-5 year Government Bond Index ("Lehman 1-5 Gov't Bond Index"), a market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index and Lehman 1-5 Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      -1.03%       4.69%        5.13%
   Return After Taxes on Distributions*                            -2.20%       2.86%        2.91%
   Return After Taxes on Distributions & Sales of Fund Shares*     -0.68%       2.87%        2.97%
Class B - Return Before Taxes                                      -3.73%       4.29%        4.76%
Class C - Return Before Taxes                                       0.30%       4.64%        4.68%
Lehman Int. Gov't Bond Index**                                      2.33%       6.57%        6.75%
Lehman 1-5 Gov't Bond Index**++                                     1.54%       5.78%        6.26%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/95 for Class C shares. Class A commenced operations 1/3/89 and Class B commenced operations 9/27/93.
+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

++ The Lehman 1-5 Gov't Bond Index replaces the Lehman Int. Gov't Bond Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of securities in which the Fund invests.



For information about Fund expenses, see the section "Fund Fees & Expenses."


--------------------------------------------------------------------------------
16

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Massachusetts Tax Free Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFMX   NEMBX

 Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles. To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities") and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.
Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:
..  Average credit rating of A (as rated by S&P or Moody's)
..  Average maturity of between 15 and 25 years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.
The Fund may also:
.. Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

..  Invest in futures.


.. Invest in zero-coupon bonds.

.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.



A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the

--------------------------------------------------------------------------------
                                                                             17
  securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.
State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.


For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

                              (total return)
                                                                        (up triangle) Highest Quarterly Return: Fourth
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004                Quarter 1995, up 9.97%
------  -----  -----  -----  ------  -----  -----  -----  -----  ------ (down triangle) Lowest Quarterly Return: Second
17.83%  3.24%  9.32%  4.92%  -4.12%  9.27%  3.21%  8.12%  5.04%   4.16%                 Quarter 2004, down 3.00%



--------------------------------------------------------------------------------
18

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                     -3.00%       5.01%         5.50%
   Return After Taxes on Distributions*                           -0.30%       5.01%         5.47%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.04%       4.92%         5.41%
Class B - Return Before Taxes                                     -1.57%       4.90%         5.27%
Lehman Municipal Bond Index**                                      4.48%       7.20%         7.06%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.
** The returns of the Index do not reflect the effect of taxes.

Class A commenced operations 3/23/84. Class B commenced operations 9/13/93.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


--------------------------------------------------------------------------------
                                                                             19

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Municipal Income Fund


Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Robert Payne and Martha A. Strom
Category: Tax Free Income

Ticker Symbol: Class A Class B
               ---------------
               NEFTX   NETBX

 Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.
Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:
..  revenue projections and spending requirements/forecasts
..  earnings prospects and cash flow
..  debt as a percentage of assets and cash flow

..  borrowing requirements, debt maturity schedules and reserve requirements

..  the relationship between cash flows and dividend obligations
..  the experience and perceived strength of management
..  price responsiveness of the security to interest rate changes
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall quality.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.
The Fund may also:
.. Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

.. Invest in futures.


.. Invest in zero-coupon bonds.

.. For temporary defensive purposes, invest any portion of its assets in cash or in any security Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.



A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

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20

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed- income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Municipal securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.



For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by a previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different had the current advisory arrangements and investment policies been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for the other class of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent its expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.




                                    [CHART]

                              (total return)/+/                         (up triangle) Highest Quarterly Return: Fourth
                                                                                      Quarter 1995, up 3.87%
 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004  (down triangle) Lowest Quarterly Return: Second
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                 Quarter 2004, down 2.62%
17.22%  4.63%  8.58%  5.33%  -2.76%  8.76%  3.00%  7.31%  4.63%   4.35%


+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             21

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Before Taxes                                            -0.33%       4.61%         5.51%
   Return After Taxes on Distributions*                           -0.34%       4.59%         5.49%
   Return After Taxes on Distributions & Sales of Fund Shares*     1.09%       4.59%         5.45%
Class B - Return Before Taxes                                     -1.29%       4.50%         5.22%
Lehman Municipal Bond Index**                                      4.48%       7.20%         7.06%

+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.
** The returns of the Index do not reflect the effect of taxes.

Class A commenced operations 5/9/77. Class B commenced operations 9/13/93.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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22

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class A Class B Class C
               -----------------------
               NEFZX   NEZBX   NECZX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  discounted share price compared to economic value
..  undervalued credit ratings with strong or improving credit profiles
..  yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in zero-coupon or pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

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                                                                             23
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

                        (total return)/+/
                                                                     (up triangle) Highest Quarterly Return: Second
 1996   1997    1998    1999   2000    2001    2002    2003    2004                Quarter 2003, up 12.43%
------  -----  ------  ------  -----  ------  ------  ------  ------ (down triangle) Lowest Quarterly Return: Third
14.49%  9.33%  -1.73%  12.17%  0.68%  -0.14%  15.47%  34.84%  12.93%                 Quarter 1998, down 10.57%



+ The returns shown for periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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24

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and since inception compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market indices. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                                           Since
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (5/1/95)
Class A - Return Before Taxes                                      7.87%       11.04%     10.26%
   Return After Taxes on Distributions*                            5.67%        8.03%      6.71%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.06%        7.52%      6.51%
Class B - Return Before Taxes                                      7.08%       10.96%      9.94%
Class C - Return Before Taxes                                     11.08%       11.23%      9.92%
Lehman Aggregate Bond Index**                                      4.34%        7.71%      6.94%
Lehman U.S. Universal Bond Index**                                 4.97%        7.89%      7.11%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.
+ The returns shown for period prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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                                    [GRAPHIC]




Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                           All Funds except
                                                Limited Term Government and Agency Fund Limited Term Government
                                                and Massachusetts Tax Free Income Fund      and Agency Fund
                                                        Class A         Class B Class C Class A Class B Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                                          4.50%           None    None    3.00%   None    None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)                 (3)            5.00%   1.00%    (3)    5.00%   1.00%
Redemption fees (Loomis Sayles Strategic Income    2% of redemption
   Fund, Loomis Sayles High Income Fund and     proceeds on shares held
   Loomis Sayles Core Plus Bond Fund only)       for 60 days or less+*   None*   None*   None*   None*   None*
Redemption fees (all other Funds in the
   Prospectus)                                           None*           None*   None*   None*   None*   None*

                                            Massachusetts Tax
                                            Free Income Fund
                                            Class A  Class B
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              4.25%    None
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)     (3)     5.00%
Redemption fees                              None*    None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                           Core Plus Bond Fund/(1)/ Government Securities Fund    High Income Fund
                                           Class A  Class B Class C Class A       Class B      Class A Class B Class C
Management fees                             0.42%    0.42%   0.42%   0.55%         0.55%        0.60%   0.60%   0.60%
Distribution and/or service (12b-1) fees**  0.25%    1.00%*  1.00%*  0.25%         1.00%*       0.25%   1.00%*  1.00%*
Other expenses+                             0.55%    0.55%   0.55%   0.58%         0.58%        0.78%   0.78%   0.78%
Total annual fund operating expenses        1.22%    1.97%   1.97%   1.38%         2.13%        1.63%   2.38%   2.38%
Fee Waiver and/or expense reimbursement     0.07%    0.07%   0.07%   0.00%         0.00%        0.00%   0.00%   0.00%
Net Expenses                                1.15%    1.90%   1.90%   1.38%         2.13%        1.63%   2.38%   2.38%


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26

                                    [GRAPHIC]




Fund Fees & Expenses (continued)

 Annual Fund Operating Expenses - continued



                                                                           Limited Term Government Massachusetts Tax Free
                                           Investment Grade Bond Fund/(2)/     and Agency Fund     Income Fund/(3)/
                                           Class A    Class B    Class C   Class A Class B Class C Class A     Class B
Management fees                             0.40%      0.40%      0.40%     0.57%   0.57%   0.57%   0.60%       0.60%
Distribution and/or service (12b-1) fees**  0.25%      1.00%*     1.00%*    0.25%   1.00%*  1.00%*  0.25%       1.00%
Other expenses+                             1.08%      1.08%      1.08%     0.40%   0.40%   0.40%   0.34%       0.34%
Total annual fund operating expenses        1.73%      2.48%      2.48%     1.22%   1.97%   1.97%   1.19%       1.94%
Fee Waiver and/or expense reimbursement     0.78%      0.78%      0.78%     0.00%   0.00%   0.00%   0.00%       0.00%
Net Expenses                                0.95%      1.70%      1.70%     1.22%   1.97%   1.97%   1.19%       1.94%



                                           Municipal Income Fund Strategic Income Fund/(4)/
                                           Class A    Class B    Class A  Class B  Class C
Management fees                             0.47%      0.47%      0.61%    0.61%    0.61%
Distribution and/or service (12b-1) fees**  0.25%      1.00%      0.25%    1.00%*   1.00%*
Other expenses+                             0.31%      0.31%      0.39%    0.39%    0.39%
Total annual fund operating expenses        1.03%      1.78%      1.25%    2.00%    2.00%
Fee Waiver and/or expense reimbursement     0.00%      0.00%      0.00%    0.00%    0.00%
Net Expenses                                1.03%      1.78%      1.25%    2.00%    2.00%

+ Other expenses have been restated to reflect contractual changes to transfer agency fees for the Funds effective January 1, 2005.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.
(1) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.15%, 1.90%, and 1.90% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.95%, 1.70%, and 1.70% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

(3) Loomis Sayles has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis.


(4) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00%, and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis.


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                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                        Core Plus                   Government                   High Income
                        Bond Fund                 Securities Fund                   Fund
           Class A    Class B       Class C    Class A    Class B    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  562  $  693 $  193 $  293 $  193 $  584  $  716 $  216 $  608  $  741 $  241 $  341 $  241
3 years    $  799  $  897 $  597 $  597 $  597 $  867  $  967 $  667 $  941  $1,042 $  742 $  742 $  742
5 years    $1,054  $1,226 $1,026 $1,026 $1,026 $1,171  $1,344 $1,144 $1,297  $1,470 $1,270 $1,270 $1,270
10 years** $1,785  $2,027 $2,027 $2,222 $2,320 $2,033  $2,271 $2,271 $2,296  $2,530 $2,530 $2,716 $2,716


                    Investment Grade                 Limited Term Government       Massachusetts Tax Free
                       Bond Fund+                        and Agency Fund                Income Fund
           Class A    Class B       Class C    Class A    Class B       Class C    Class A     Class B
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)             (1)    (2)
1 year     $  543  $  673 $  173 $  273 $  173 $  421  $  700 $  200 $  300 $  200 $  541   $  697 $  197
3 years    $  898  $  998 $  698 $  698 $  698 $  676  $  918 $  618 $  618 $  618 $  787   $  909 $  609
5 years    $1,276  $1,450 $1,250 $1,250 $1,250 $  950  $1,262 $1,062 $1,062 $1,062 $1,052   $1,247 $1,047
10 years** $2,337  $2,571 $2,571 $2,757 $2,757 $1,733  $2,102 $2,102 $2,296 $2,296 $1,807   $2,264 $2,264


                 Municipal                Strategic Income
                Income Fund                     Fund
           Class A    Class B    Class A    Class B       Class C
                    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  550  $  681 $  181 $  572  $  703 $  203 $  303 $  203
3 years    $  763  $  860 $  560 $  829  $  927 $  627 $  627 $  627
5 years    $  993  $1,164 $  964 $1,105  $1,278 $1,078 $1,078 $1,078
10 years** $1,653  $2,095 $2,095 $1,893  $2,134 $2,134 $2,327 $2,327

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example is based on the net expenses shown above for the Core Plus Bond Fund, Investment Grade Bond Fund, Massachusetts Tax Free Income Fund and Strategic Income Fund for the 1-year period illustrated in the Example and on the total annual fund operating expenses for the remaining years. The Example is based on the total annual fund operating expenses for all other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
+ Retail Class shares converted into Class A shares on September 12, 2003. Expenses for Class A shares are based on the former Retail Class expenses, adjusted to take into account Class A's current fees and expenses, including the agreement to limit operating expenses.

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28

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                                    [GRAPHIC]






More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Extension Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.



Foreign Risk (All Funds except Government Securities, Massachusetts Tax Free Income and Municipal Income) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.


High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

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More About Risk (continued)



Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


Prepayment Risk (All Funds except Massachusetts Tax Free Income Fund and Municipal Income Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.


Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Funds' Investment Adviser



The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.8 billion as of December 31, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income and Tax Free Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, the CDC IXIS Moderate Diversified Portfolio, the CDC IXIS Equity Diversified Portfolio, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and Hansberger Foreign Growth Fund, constitute the "CDC Nvest Funds." CDC Nvest Cash Management
Trust -- Money Market Series is the "Money Market Fund."


 Adviser


Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.



The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.39% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.55% for Loomis Sayles Government Securities Fund/2/, 0.68% for Loomis Sayles High Income Fund, 0% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.57% for Loomis Sayles Limited Term Government and Agency Fund, 0.60% for Loomis Sayles Massachusetts Tax Free Income Fund/3/, 0.47% for Loomis Sayles Municipal Income Fund, and 0.62% for Loomis Sayles Strategic Income Fund.


../1/ The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.208% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.208% payable to IXIS Asset Management Advisors, L.P., ("IXIS Advisors") as advisory administrator to the Fund.


/2/ The advisory fee for the Loomis Sayles Government Securities Fund consisted of a fee of 0.275% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.275% payable to IXIS Advisors, as advisory administrator to the Fund.


/3/ The advisory fee for the Loomis Sayles Massachusetts Tax Free Income Fund consisted of a fee of 0.300% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.300% payable to IXIS Advisors, as advisory administrator to the Fund.


 Portfolio Trades


In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.





Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.



Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be


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Management Team
Meet the Funds' Investment Adviser (continued)


considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


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Management Team
Meet the Funds' Portfolio Managers


Matthew J. Eagan


Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.


Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996 Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 37 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 20 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 22 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Core PlusBond Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 37 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 20 years of investment experience.

Clifton V. Rowe


Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and an MBA from the University of Chicago, and has over 13 years of investment experience.


Martha A. Strom


Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments, where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 17 years of investment management experience.


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Fund Services
Investing in the Funds


 Choosing a Share Class


Each Fund offers Classes A, B and C shares to the public, except Loomis Sayles Government Securities Fund, Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund offer only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares


.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."


.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.


.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."


.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

For information about the Fund's expenses, see the section "Fund Fees & Expenses" in this Prospectus.


 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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Fund Services
How Sales Charges Are Calculated


 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                      All Funds Except Limited Term
                       Government and Agency Fund,
                      Massachusetts Tax Free Income
                      Fund and Municipal Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

                          Class A Sales Charges
                               Limited Term
                              Government and
                               Agency Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $100,000        3.00%           3.09%
$  100,000 - $249,999     2.50%           2.56%
$  250,000 - $499,999     2.00%           2.04%
$  500,000 - $999,999     1.25%           1.27%
$1,000,000 or more*       0.00%           0.00%

                         Class A Sales Charges**
                      Massachusetts Tax Free Income Fund
                        As a % of         As a % of
   Your Investment    offering price   your investment
Less than $50,000         4.25%             4.44%
$   50,000 - $ 99,000     4.00%             4.17%
$  100,000 - $249,999     3.50%             3.63%
$  250,000 - $499,999     2.50%             2.56%
$  500,000 - $999,999     2.00%             2.04%
$1,000,000 or more*       0.00%             0.00%

                         Class A Sales Charges**
                          Municipal Income Fund
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         4.50%           4.71%
$   50,000 - $ 99,000     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%

* For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."

** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.cdcnvestfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' statement of additional information.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

.. Cumulative Purchase Discount -- You may be to a reduced sales charge if your "total investment" reaches


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Fund Services
How Sales Charges Are Calculated (continued)

  a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other CDC Nvest Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.

The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

.. Participants in certain Retirement Plans with at least $1 million or more in total plan assets or 100 eligible employees;

.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
.. Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity

.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.


Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

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36

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:


  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.


  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                                     Minimum to Open an
                                                                       Minimum to      Account Using       Minimum for
Type of Account                                                      Open an Account Investment Builder Existing Accounts
Any account other than those listed below                                $2,500             $25               $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform Transfers to Minors Act
   ("UTMA")                                                              $2,500             $25               $100
Individual Retirement Accounts ("IRAs")                                    $500             $25               $100
Coverdell Education Savings Accounts                                       $500             $25               $100
Retirement plans with tax benefits such as corporate pension, profit
   sharing and Keogh plans                                                 $250             $25               $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and certain other
   retirement plans                                                         $25             N/A                $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.


3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.


4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1
                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares


                                    Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the        . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
 [GRAPHIC]             Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                       checks will not be accepted.                      checks will not be accepted.
                     . Mail the check with your completed              . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box          account statement or include a letter
                       219579, Kansas City, MO 64121-9579.               specifying the Fund name, your class of
                                                                         shares, your account number and the
                                                                         registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into   . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your          Funds at 800-225-5478 or visit
 [GRAPHIC]             investment dealer or CDC Nvest Funds at           www.cdcnvestfunds.com to request an
                       800-225-5478.                                     exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Opening an account by wire is not available.    . Visit www.cdcnvestfunds.com to add shares
                                                                         to your account by wire. Instruct your bank
 [GRAPHIC]                                                               to transfer funds to State Street Bank &
                                                                         Trust Company, ABA #011000028, and
                                                                         DDA #99011538.
                                                                       . Specify the Fund name, your class of shares,
                                                                         your account number and the registered
                                                                         account name(s). Your bank may charge you
                                                                         for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account through     . Call CDC Nvest Funds at 800-225-5478 or
                       ACH, you may add this feature by selecting it     visit www.cdcnvestfunds.com to add shares
 [GRAPHIC]             on your account application.                      to your account through ACH.
                     . Ask your bank or credit union whether it is a   . If you have not signed up for the ACH
                       member of the ACH system.                         system, please call CDC Nvest Funds or visit
                                                                         www.cdcnvestfunds.com for a Service
                                                                         Options Form. A signature guarantee may
                                                                         be required to add this privilege.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you would     . Please call CDC Nvest Funds at 800-225-
                       like to begin an automatic investment plan        5478 or visit www.cdcnvestfunds.com for a
 [GRAPHIC]             through Investment Builder and the amount of      Service Options Form. A signature
                       the monthly investment ($25 minimum).             guarantee may be required to add this
                     . Include a check marked "Void" or a deposit        privilege.
                       slip from your bank account.                    . See the section "Additional Investor
                                                                         Services."


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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."



 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]




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40

 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.


 By Check (for Class A shares of Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund only)
                     . Select the checkwriting option on your application and complete the signature card.
                     . To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service
 [GRAPHIC]             Options Form.
                     . Each check must be written for $500 or more.
                     . You may not close your account by withdrawal check. Please call your financial representative or
                       CDC Nvest Funds to close an account.


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                                                                             41

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

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If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Medallion signature guarantee, if applicable (see above).
 Nvest Funds          . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such title.
 (POA)                . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of         . The request must include the signatures of all those authorized to sign,
 estates,               including capacity.
 administrators,      . A medallion signature guarantee. Certified copy of court document where
 guardians,             signer derives authority, e.g., Letters of Administration, Conservatorship and
 conservators           Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

                                    [GRAPHIC]



Fund Services
Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund . For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

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                                                                             43

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)


 Purchase Restrictions


Each Fund are required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Funds reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.


 Selling Restrictions


The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:


               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:

.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

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44

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

 Small Account Policy


Each Fund assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.


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                                                                             45

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced


"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."


Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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46

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions


The Funds' generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Funds expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."

    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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                                                                             47

                                    [GRAPHIC]



Fund Services
Tax Consequences



Each Fund intend to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Massachusetts Tax Free Income Fund and Municipal Income Fund also intend to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Massachusetts Tax Free Income Fund and Municipal Income Fund may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.


Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.


A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.


Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.

Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.




In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the


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48

Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The provision will first apply to the Fund in its taxable year beginning October 1, 2005.




You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Special tax considerations for Massachusetts Tax Free Income Fund
Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

The Massachusetts personal income tax statute taxes gains from the sale or exchange of capital assets held for more than one year at a rate of 5.3%. Shareholders should consult their tax advisors with respect to the Massachusetts personal income tax treatment of capital gain distributions from the Fund.

Special tax considerations for Municipal Income Fund
The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B Shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             49

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.


Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."


Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.


Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."


CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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50

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                                                                             51

                                    [GRAPHIC]



Financial Performance


The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor. Retail Class shares were converted to Class A shares on September 12, 2003. Class B and C shares began operations on September 12, 2003.


For a share outstanding throughout each period


                            Income (loss) from investment operations:          Less distributions:
                            ----------------------------------------  -------------------------------------

                 Net asset
                   value,                 Net realized                Dividends  Distributions
                 Beginning     Net       and unrealized  Total from    from net    from net
                     of     investment   gain (loss) on  investments  investment   realized        Total     Redemption
                 the period   Income       investment    operations     income   capital gains distributions    fee
                 ---------- ----------   --------------  -----------  ---------- ------------- ------------- ----------

LOOMIS SAYLES CORE PLUS BOND FUND
Class A
9/30/2004          $11.63     $0.47(c)       $ 0.13        $ 0.60       $(0.54)     $   --        $(0.54)      $0.00(f)
9/30/2003(e)        11.28      0.37(c)         0.34          0.71        (0.36)         --         (0.36)         --
12/31/2002          11.59      0.63(c)        (0.32)         0.31        (0.62)         --         (0.62)         --
12/31/2001(d)       11.52      0.73            0.10          0.83        (0.76)         --         (0.76)         --
12/31/2000          11.51      0.78            0.03          0.81        (0.80)         --         (0.80)         --
12/31/1999          12.36      0.81           (0.86)        (0.05)       (0.79)      (0.01)        (0.80)         --
Class B
9/30/2004           11.62      0.38(c)         0.14          0.52        (0.44)         --         (0.44)       0.00(f)
9/30/2003(e)        11.28      0.30(c)         0.34          0.64        (0.30)         --         (0.30)         --
12/31/2002          11.59      0.55(c)        (0.32)         0.23        (0.54)         --         (0.54)         --
12/31/2001(d)       11.51      0.64            0.10          0.74        (0.66)         --         (0.66)         --
12/31/2000          11.51      0.70            0.02          0.72        (0.72)         --         (0.72)         --
12/31/1999          12.36      0.72           (0.86)        (0.14)       (0.70)      (0.01)        (0.71)         --
Class C
9/30/2004           11.63      0.38(c)         0.14          0.52        (0.44)         --         (0.44)       0.00(f)
9/30/2003(e)        11.29      0.30(c)         0.34          0.64        (0.30)         --         (0.30)         --
12/31/2002          11.60      0.55(c)        (0.32)         0.23        (0.54)         --         (0.54)         --
12/31/2001(d)       11.52      0.65            0.09          0.74        (0.66)         --         (0.66)         --
12/31/2000          11.52      0.70            0.02          0.72        (0.72)         --         (0.72)         --
12/31/1999          12.37      0.72           (0.86)        (0.14)       (0.70)      (0.01)        (0.71)         --

LOOMIS SAYLES GOVERNMENT SECURITIES FUND
Class A
9/30/2004          $12.09     $0.37(c)       $(0.05)       $ 0.32       $(0.44)     $   --        $(0.44)         --
9/30/2003(e)        12.12      0.26(c)         0.06          0.32        (0.35)         --         (0.35)         --
12/31/2002          11.18      0.45(c)         1.01          1.46        (0.52)         --         (0.52)         --
12/31/2001(d)       11.18      0.50            0.05          0.55        (0.55)         --         (0.55)         --
12/31/2000          10.47      0.62            0.69          1.31        (0.60)         --         (0.60)         --
12/31/1999          11.90      0.67           (1.42)        (0.75)       (0.68)         --         (0.68)         --
Class B
9/30/2004           12.10      0.28(c)        (0.06)         0.22        (0.35)         --         (0.35)         --
9/30/2003(e)        12.12      0.20(c)         0.07          0.27        (0.29)         --         (0.29)         --
12/31/2002          11.17      0.36(c)         1.02          1.38        (0.43)         --         (0.43)         --
12/31/2001(d)       11.18      0.42            0.03          0.45        (0.46)         --         (0.46)         --
12/31/2000          10.47      0.54            0.69          1.23        (0.52)         --         (0.52)         --
12/31/1999          11.90      0.59           (1.42)        (0.83)       (0.60)         --         (0.60)         --


(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $.01 for Class A, $.02 for Class B, and $.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For the Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


--------------------------------------------------------------------------------
52

                                         Ratios to average net assets:
                                       ----------------------------------

       Net asset           Net assets,
         value,   Total      end of              Net investment Portfolio
         end of   return   the period  Expenses      income     turnover
       the period (%)(a)      (000)     (%)(b)       (%)(b)     rate (%)
       ---------- ------   ----------- --------  -------------- ---------

         $11.69     5.3(g)  $120,009     1.19(h)      4.05          69
          11.63     6.4      133,887     1.28         4.31          61
          11.28     2.8      147,647     1.18         5.65          65
          11.59     7.2      173,836     1.09         6.26          84
          11.52     7.4      174,969     1.04         7.03          83
          11.51    (0.3)     213,769     0.97         6.87          63
          11.70     4.6(g)   148,556     1.94(h)      3.29          69
          11.62     5.8      161,317     2.03         3.55          61
          11.28     2.1      141,188     1.93         4.90          65
          11.59     6.5      127,520     1.84         5.49          84
          11.51     6.5      100,353     1.79         6.28          83
          11.51    (1.1)      89,213     1.72         6.12          63
          11.71     4.6(g)     6,162     1.94(h)      3.30          69
          11.63     5.8        7,612     2.03         3.55          61
          11.29     2.1        9,024     1.93         4.90          65
          11.60     6.5       11,470     1.84         5.52          84
          11.52     6.5       12,541     1.79         6.28          83
          11.52    (1.1)      14,872     1.72         6.12          63

         $11.97     2.8     $ 54,704     1.31         3.11         107
          12.09     2.7       68,882     1.33         3.03          41
          12.12    13.4       76,338     1.25         3.90          52
          11.18     4.9       70,551     1.39         4.46         317
          11.18    12.9       70,909     1.41         5.69         622
          10.47    (6.4)      84,904     1.36         6.00         313
          11.97     1.9       10,689     2.06         2.36         107
          12.10     2.2       15,101     2.08         2.29          41
          12.12    12.6       16,878     2.00         3.15          52
          11.17     4.1       13,249     2.14         3.71         317
          11.18    12.1       10,343     2.16         4.94         622
          10.47    (7.1)       9,430     2.11         5.25         313





(e)For the nine months ended September 30, 2003.


(f)Amount rounds to less than $0.01.


(g)Had certain expenses not been reduced during the period, total returns would have been lower.


(h)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.


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                                                                             53

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                               Distribution
              beginning     Net       and unrealized   Total from  Dividends from   from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES HIGH INCOME FUND*
Class A
9/30/2004       $4.65      $0.33(c)       $ 0.17         $ 0.50        $(0.33)         $--         $(0.33)      $0.00(f)
9/30/2003(e)     4.12       0.25(c)         0.53           0.78         (0.25)          --          (0.25)         --
12/31/2002       4.94       0.39(c)        (0.82)         (0.43)        (0.39)          --          (0.39)         --
12/31/2001(d)    6.21       0.66           (1.25)         (0.59)        (0.68)          --          (0.68)         --
12/31/2000       8.30       0.86           (2.11)         (1.25)        (0.84)          --          (0.84)         --
12/31/1999       8.86       0.89           (0.54)          0.35         (0.91)          --          (0.91)         --
Class B
9/30/2004        4.65       0.30(c)         0.18           0.48         (0.30)          --          (0.30)       0.00(f)
9/30/2003(e)     4.12       0.23(c)         0.53           0.76         (0.23)          --          (0.23)         --
12/31/2002       4.95       0.36(c)        (0.83)         (0.47)        (0.36)          --          (0.36)         --
12/31/2001(d)    6.22       0.62           (1.26)         (0.64)        (0.63)          --          (0.63)         --
12/31/2000       8.30       0.81           (2.11)         (1.30)        (0.78)          --          (0.78)         --
12/31/1999       8.85       0.82           (0.53)          0.29         (0.84)          --          (0.84)         --
Class C
9/30/2004        4.65       0.30(c)         0.18           0.48         (0.30)          --          (0.30)       0.00(f)
9/30/2003(e)     4.12       0.23(c)         0.53           0.76         (0.23)          --          (0.23)         --
12/31/2002       4.94       0.36(c)        (0.82)         (0.46)        (0.36)          --          (0.36)         --
12/31/2001(d)    6.22       0.61           (1.26)         (0.65)        (0.63)          --          (0.63)         --
12/31/2000       8.30       0.81           (2.11)         (1.30)        (0.78)          --          (0.78)         --
12/31/1999       8.85       0.82           (0.53)          0.29         (0.84)          --          (0.84)         --




(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(e)For the nine months ended September 30, 2003.
(f)Amount rounds to less than $0.01.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A, Class B and Class C shares, which were reorganized into Class A, Class B and Class C shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


--------------------------------------------------------------------------------
54

                                      Ratios to average net assets:
                                      -----------------------------

        Net asset         Net assets,
          value,   Total    end of                Net investment    Portfolio
          end of   return the period  Expenses        income        turnover
        the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
        ---------- ------ ----------- --------    --------------    ---------

          $4.82     11.1    $24,641     1.65           6.97             51
           4.65     19.5     23,809     1.71           7.62             41
           4.12     (8.9)    22,454     1.58           8.85            114
           4.94    (10.7)    33,471     1.47          11.31             65
           6.21    (16.1)    46,960     1.36          11.47             60
           8.30      4.0     74,589     1.28          10.22             89
           4.83     10.5     17,967     2.40           6.22             51
           4.65     18.8     23,405     2.46           6.89             41
           4.12     (9.7)    23,031     2.33           8.10            114
           4.95    (11.3)    34,713     2.22          10.56             65
           6.22    (16.6)    47,793     2.11          10.72             60
           8.30      3.3     70,218     2.03           9.47             89
           4.83     10.5      2,608     2.40           6.22             51
           4.65     18.8      2,858     2.46           6.89             41
           4.12     (9.5)     2,605     2.33           8.10            114
           4.94    (11.5)     4,153     2.22          10.54             65
           6.22    (16.6)     5,369     2.11          10.72             60
           8.30      3.3      9,138     2.03           9.47             89




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                                                                             55

                                    [GRAPHIC]



Financial Performance


                                         Income (loss) from investment operations:            Less distributions:
                                         ----------------------------------------  -----------------------------------------

                        Net asset
                         value,                        Net realized                  Dividends    Distributions
                        Beginning           Net       and unrealized   Total from       From        from net
                         of the          investment   gain (loss) on   investment  net investment   realized        Total
                         period            income      investments     operations      income     capital gains distributions
                        ---------        ----------   --------------   ----------  -------------- ------------- -------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
CLASS A
9/30/2004                $11.54            $0.52(d)       $ 0.45         $ 0.97        $(0.60)       $(0.07)       $(0.67)
9/30/2003                 10.23             0.58(d)         1.46           2.04         (0.59)        (0.14)        (0.73)
9/30/2002(f)(h)           10.18             0.39(d)         0.04           0.43         (0.38)           --         (0.38)
12/18/2000(i)              9.91             0.13(d)         0.24           0.37         (0.14)           --         (0.14)
9/30/2000                  9.95             0.71(d)        (0.05)          0.66         (0.70)           --         (0.70)
9/30/1999                 10.27             0.64           (0.03)          0.61         (0.67)        (0.26)        (0.93)
9/30/1998(j)              10.59             0.48           (0.49)         (0.01)        (0.31)           --         (0.31)
Class B
9/30/2004                 11.53             0.43(d)         0.45           0.88         (0.52)        (0.07)        (0.59)
9/30/2003(g)              11.21             0.02(d)         0.30           0.32            --            --            --
Class C
9/30/2004                 11.53             0.43(d)         0.45           0.88         (0.53)        (0.07)        (0.60)
9/30/2003(g)              11.21             0.02(d)         0.30           0.32            --            --            --





(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(e)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.


(f)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class A net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for Class A decreased from 5.88% to 5.85%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.

(g)From commencement of Class operations on September 12, 2003 through September 30, 2003.
(h)From commencement of Class operations on January 31, 2002 through September 30, 2002.
(i)For the period from October 1, 2000 through December 18, 2000. Class A, formerly Retail Class shares, of the Fund were converted into Class Y, formerly Institutional Class shares, on December 18, 2000.
(j)For the nine months ended September 30, 1998.
(k)A sales charge for Class A and Class J shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

--------------------------------------------------------------------------------
56

                                    Ratios to average net assets:
                                  ---------------------------------


  Net asset           Net assets,
    value,   Total      end of       Net     Gross   Net investment Portfolio
    end of   return   the period  expenses  expenses     Income     turnover
  the period (%)(a)      (000)    (%)(b)(c)  (%)(c)      (%)(c)     rate (%)
  ---------- ------   ----------- --------- -------- -------------- ---------

    $11.84     8.8(k)   $9,506      0.93       1.67       4.52         29
     11.54    20.6(e)    1,128      0.80       4.67       5.21         34
     10.23     4.3          11      0.80     191.59       5.85         39
     10.14     3.8       2,426      0.80       1.91       6.31          1
      9.91     6.9       2,250      0.80       3.01       7.16         23
      9.95     6.2       2,561      0.80       3.20       6.60         42
     10.27    (0.2)      1,743      0.80       5.25       6.43         48
     11.82     7.9(k)    1,797      1.70       2.42       3.77         29
     11.53    2.85(e)      160      1.70       7.81       5.83         34
     11.81     7.9(k)    9,191      1.70       2.42       3.74         29
     11.53    2.85(e)        3      1.70       7.81       4.35         34



--------------------------------------------------------------------------------
                                                                             57

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized  Total from        from        from net
                  of     investment   gain (loss) on  Investments  net investment   realized        Total     Redemption
              the period   Income      investments    operations       Income     capital gains distributions    fee
              ---------- ----------   --------------  -----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class A
9/30/2004       $11.51     $0.30(c)       $(0.09)       $ 0.21         $(0.42)       $   --        $(0.42)       $--
9/30/2003(e)     11.73      0.21(c)        (0.07)         0.14          (0.36)           --         (0.36)        --
12/31/2002       11.36      0.42(c)         0.49          0.91          (0.54)           --         (0.54)        --
12/31/2001(d)    11.16      0.51            0.25          0.76          (0.56)           --         (0.56)        --
12/31/2000       10.97      0.69            0.20          0.89          (0.70)           --         (0.70)        --
12/31/1999       11.70      0.66           (0.74)        (0.08)         (0.65)           --         (0.65)        --
Class B
9/30/2004       $11.49     $0.22(c)       $(0.09)       $ 0.13         $(0.34)       $   --        $(0.34)       $--
9/30/2003(g)     11.71      0.15(c)        (0.06)         0.09          (0.31)           --         (0.31)        --
12/31/2002       11.34      0.35(c)         0.48          0.83          (0.46)           --         (0.46)        --
12/31/2001(d)    11.14      0.44            0.24          0.68          (0.48)           --         (0.48)        --
12/31/2000       10.95      0.62            0.20          0.82          (0.63)           --         (0.63)        --
12/31/1999       11.69      0.59           (0.75)        (0.16)         (0.58)           --         (0.58)        --
Class C
9/30/2004        11.50      0.22(c)        (0.08)         0.14          (0.34)           --         (0.34)        --
9/30/2003(g)     11.72      0.15(c)        (0.06)         0.09          (0.31)           --         (0.31)        --
12/31/2002       11.35      0.35(c)         0.48          0.83          (0.46)           --         (0.46)        --
12/31/2001(d)    11.15      0.44            0.24          0.68          (0.48)           --         (0.48)        --
12/31/2000       10.96      0.62            0.20          0.82          (0.63)           --         (0.63)        --
12/31/1999       11.70      0.59           (0.75)        (0.16)         (0.58)           --         (0.58)        --

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
Class A
9/30/2004       $16.41     $0.61          $ 0.17        $ 0.78         $(0.61)       $   --        $(0.61)       $--
9/30/2003(g)     16.40      0.49            0.01          0.50          (0.49)           --         (0.49)        --
12/31/2002       15.82      0.67            0.59          1.26          (0.68)           --         (0.68)        --
12/31/2001(d)    16.06      0.75           (0.24)         0.51          (0.75)           --         (0.75)        --
12/31/2000       15.48      0.82            0.57          1.39          (0.81)           --         (0.81)        --
12/31/1999       17.02      0.82           (1.50)        (0.68)         (0.83)        (0.03)        (0.86)        --
Class B
9/30/2004        16.37      0.49            0.18          0.67          (0.50)           --         (0.50)        --
9/30/2003(g)     16.36      0.41            0.01          0.42          (0.41)           --         (0.41)        --
12/31/2002       15.78      0.57            0.58          1.15          (0.57)           --         (0.57)        --
12/31/2001(d)    16.03      0.64           (0.24)         0.40          (0.65)           --         (0.65)        --
12/31/2000       15.45      0.71            0.58          1.29          (0.71)           --         (0.71)        --
12/31/1999       16.98      0.71           (1.49)        (0.78)         (0.72)        (0.03)        (0.75)        --


(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class B and C to decrease the ratio of net investment income to average net assets from 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. For Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


--------------------------------------------------------------------------------
58

                                       Ratios to average net assets:
                                       ----------------------------

      Net asset            Net assets,
        value,    Total      end of                 Net investment   Portfolio
        end of    return   the period  Expenses         income       turnover
      the period  (%)(a)      (000)     (%)(b)          (%)(b)       rate (%)
      ---------- ------    ----------- --------     --------------   ---------

        $11.30     1.9      $106,701     1.32            2.60            80
         11.51     1.2       117,225     1.37            2.41            53
         11.73     8.2       106,013     1.35            3.66            88
         11.36     6.9       109,189     1.42            4.52           275
         11.16     8.3       118,833     1.40            6.18           384
         10.97    (0.7)      149,756     1.33            5.91           400
        $11.28     1.2      $ 10,107     2.00            1.95            80
         11.49     0.7        14,637     2.02            1.77            53
         11.71     7.5        16,263     2.00            3.01            88
         11.34     6.2        14,317     2.07            3.85           275
         11.14     7.7        11,884     2.05            5.53           384
         10.95    (1.4)       14,601     1.98            5.26           400
         11.30     1.3         6,949     2.00            1.94            80
         11.50     0.7         8,704     2.02            1.77            53
         11.72     7.5         8,079     2.00            3.01            88
         11.35     6.2         5,851     2.07            3.89           275
         11.15     7.7         6,617     2.05            5.53           384
         10.96    (1.4)        9,054     1.98            5.26           400

        $16.58     4.9      $ 81,427     1.33            3.74            21
         16.41     3.1        86,368     1.38            3.99             9
         16.40     8.1        92,053     1.34            4.19            33
         15.82     3.2(e)     89,376     1.35(f)         4.67            60
         16.06     9.3(e)     91,785     1.13(f)         5.24            68
         15.48    (4.1)(e)    97,270     1.00(f)         5.02            73
         16.54     4.2         4,435     2.00            3.08            21
         16.37     2.6         6,185     2.03            3.34             9
         16.36     7.4         6,742     1.99            3.54            33
         15.78     2.5(e)      8,313     2.00(f)         4.03            60
         16.03     8.6(e)      8,715     1.78(f)         4.59            68
         15.45    (4.7)(e)     8,874     1.65(f)         4.37            73


(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)For the nine months ended September 30, 2003.

* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class B and Class C shares, which were reorganized into Class B and Class C shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


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                                                                             59

                                    [GRAPHIC]



Financial Performance


                                                Income (loss) from investment operations:
                                                ----------------------------------------

                                     Net asset
                                       value,                 Net realized
                                     beginning     Net       and unrealized   Total from
                                         of     investment   gain (loss) on   investment
                                     the period   income      investments     operations
                                     ---------- ----------   --------------   ----------

LOOMIS SAYLES MUNICIPAL INCOME FUND
Class A
9/30/2004                              $ 7.41     $0.29          $ 0.06         $ 0.35
9/30/2003(g)                             7.43      0.23           (0.02)          0.21
12/31/2002                               7.25      0.34            0.18           0.52
12/31/2001(d)                            7.39      0.36           (0.14)          0.22
12/31/2000                               7.17      0.40            0.21           0.61
12/31/1999                               7.76      0.39           (0.59)         (0.20)
Class B
9/30/2004                                7.41      0.24            0.07           0.31
9/30/2003(g)                             7.44      0.19           (0.03)          0.16
12/31/2002                               7.25      0.29            0.19           0.48
12/31/2001(d)                            7.39      0.31           (0.14)          0.17
12/31/2000                               7.17      0.35            0.21           0.56
12/31/1999                               7.76      0.33           (0.59)         (0.26)

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class A
9/30/2004                              $12.57     $0.75(c)       $ 1.11         $ 1.86
9/30/2003(g)                            10.72      0.57(c)         1.93           2.50
12/31/2002                               9.88      0.75(c)         0.72           1.47
12/31/2001(d)                           10.80      0.91(c)        (0.92)         (0.01)
12/31/2000                              11.65      0.99(c)        (0.91)          0.08
12/31/1999                              11.37      1.03            0.31           1.34
Class B
9/30/2004                               12.59      0.65(c)         1.10           1.75
9/30/2003(g)                            10.71      0.51(c)         1.92           2.43
12/31/2002                               9.88      0.67(c)         0.73           1.40
12/31/2001(d)                           10.79      0.83(c)        (0.90)         (0.07)
12/31/2000                              11.65      0.90(c)        (0.91)         (0.01)
12/31/1999                              11.37      0.94            0.31           1.25


                                                Less distributions:
                                     -----------------------------------------


                                       Dividends    Distributions
                                          From        from net
                                     net investment   realized        Total     Redemption
                                         income     capital gains distributions    fee
                                     -------------- ------------- ------------- ----------

LOOMIS SAYLES MUNICIPAL INCOME FUND
Class A
9/30/2004                                $(0.29)       $   --        $(0.29)      $  --
9/30/2003(g)                              (0.23)           --         (0.23)         --
12/31/2002                                (0.34)           --         (0.34)         --
12/31/2001(d)                             (0.36)           --         (0.36)         --
12/31/2000                                (0.39)           --         (0.39)         --
12/31/1999                                (0.39)           --         (0.39)         --
Class B
9/30/2004                                 (0.24)           --         (0.24)         --
9/30/2003(g)                              (0.19)           --         (0.19)         --
12/31/2002                                (0.29)           --         (0.29)         --
12/31/2001(d)                             (0.31)           --         (0.31)         --
12/31/2000                                (0.34)           --         (0.34)         --
12/31/1999                                (0.33)           --         (0.33)         --

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class A
9/30/2004                                $(0.86)       $   --        $(0.86)       0.00(h)
9/30/2003(g)                              (0.65)           --         (0.65)         --
12/31/2002                                (0.63)           --         (0.63)         --
12/31/2001(d)                             (0.91)           --         (0.91)         --
12/31/2000                                (0.93)           --         (0.93)         --
12/31/1999                                (1.02)        (0.04)        (1.06)         --
Class B
9/30/2004                                 (0.74)           --         (0.74)       0.00(h)
9/30/2003(g)                              (0.55)           --         (0.55)         --
12/31/2002                                (0.57)           --         (0.57)         --
12/31/2001(d)                             (0.84)           --         (0.84)         --
12/31/2000                                (0.85)           --         (0.85)         --
12/31/1999                                (0.93)        (0.04)        (0.97)         --


(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, for Municipal Income Fund, was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to to 4.14% for Class B shares. For Strategic Income Fund, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% and 8.02% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

--------------------------------------------------------------------------------
60

                                       Ratios to average net assets:
                                       ----------------------------

       Net asset           Net assets,
         value,   Total      end of                 Net investment   Portfolio
         end of   return   the period  Expenses         income       turnover
       the period (%)(a)      (000)     (%)(b)          (%)(b)       rate (%)
       ---------- ------   ----------- --------     --------------   ---------

         $ 7.47     4.9     $111,801     1.11            4.00            35
           7.41     2.9      126,906     1.10            4.14            42
           7.43     7.3      133,005     1.06            4.67            33
           7.25     3.0      137,852     1.07            4.89            80
           7.39     8.8      142,539     0.95            5.39           156
           7.17    (2.8)     152,829     0.93            5.13           137
           7.48     4.2        9,087     1.86            3.25            35
           7.41     2.2       10,884     1.85            3.39            42
           7.44     6.7       12,326     1.81            3.92            33
           7.25     2.2       14,549     1.82            4.14            80
           7.39     8.0       14,520     1.70            4.64           156
           7.17    (3.5)      15,644     1.68            4.38           137

         $13.57    15.2     $343,586     1.23            5.66            28
          12.57    23.7(e)   140,576     1.28(f)         6.49            27
          10.72    15.5       92,303     1.33            7.38            30
           9.88    (0.1)      94,156     1.31            8.77            10
          10.80     0.7      116,986     1.24            8.73            13
          11.65    12.2      124,869     1.21            9.09            19
          13.60    14.3      128,714     1.98            4.91            28
          12.59    23.0(e)   118,217     2.03(f)         5.73            27
          10.71    14.6       98,501     2.08            6.63            30
           9.88    (0.8)     102,159     2.06            8.02            10
          10.79    (0.2)     120,200     1.99            7.98            13
          11.65    11.3      127,723     1.96            8.34            19

(g)For the nine months ended September 30, 2003.
(h)Amount rounds to less than $0.01. * The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

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                                                                             61

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from          from
                  of     investment   gain (loss) on   investment  net investment net realized      Total     Redemption
              the period   Income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES STRATEGIC INCOME FUND* (CONTINUED)
Class C
9/30/2004       $12.58     $0.64(c)       $ 1.11         $ 1.75        $(0.73)       $   --        $(0.73)      $0.00(h)
9/30/2003(g)     10.70      0.50(c)         1.93           2.43         (0.55)           --         (0.55)         --
12/31/2002        9.87      0.67(c)         0.73           1.40         (0.57)           --         (0.57)         --
12/31/2001(d)    10.78      0.83(c)        (0.91)         (0.08)        (0.83)           --         (0.83)         --
12/31/2000       11.64      0.90(c)        (0.91)         (0.01)        (0.85)           --         (0.85)         --
12/31/1999       11.36      0.94            0.31           1.25         (0.93)        (0.04)        (0.97)         --




(a)A contingent deferred sales charge for Class C shares is not reflected in total return calculations. Periods of less than one year are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the year ended December 31, 2001, there was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.04% to 8.02% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.



(g)For the nine months ended September 30, 2003.


(h)Amount rounds to less than $0.01.


* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class C shares, which were reorganized into Class C shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


--------------------------------------------------------------------------------
62

                                       Ratios to average net assets:
                                       ----------------------------

       Net asset           Net assets,
         value,   Total      end of                 Net investment   Portfolio
         end of   return   the period  Expenses         income       turnover
       the period (%)(a)      (000)     (%)(b)          (%)(b)        rate(%)
       ---------- ------   ----------- --------     --------------   ---------

         $13.60    14.3     $255,705     1.98            4.87           28
          12.58    23.0(e)    66,394     2.03(f)         5.73           27
          10.70    14.7       27,727     2.08            6.63           30
           9.87    (0.8)      28,925     2.06            8.02           10
          10.78    (0.2)      37,208     1.99            7.98           13
          11.64    11.3       40,265     1.96            8.34           19



--------------------------------------------------------------------------------
                                                                             63

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

--------------------------------------------------------------------------------
64

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             65

                                    [GRAPHIC]





If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
            Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors,
                                     L.P.,
Attn: Director of Compliance, 399 Boylston Street - 6th Floor, Boston, MA 02116
                          or call us at 800-225-5478.


                                   XB51-0205



                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-6241)

                          [LOGO] CDC NVEST FUNDS/SM/





WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 20

More About Risk.......... Page 22

Management Team.......... Page 24

Fund Services............ Page 26

Financial Performance.... Page 36



  CDC Nvest Income Funds -- Class Y


[LOGO] LOOMIS SAYLES & Company L.P.
Loomis Sayles Core Plus Bond Fund


Loomis Sayles Government Securities Fund*


Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund


* The Loomis Sayles Government Securities Fund is closed to new investors.

                                                                     Prospectus
                                                               February 1, 2005


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds

P.O. Box 219579 Kansas City, MO 64121-9579

800-225-5478
www.cdcnvestfunds.com

Table of Contents


Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund....................  2
Loomis Sayles Government Securities Fund.............  5
Loomis Sayles High Income Fund.......................  8
Loomis Sayles Investment Grade Bond Fund............. 11
Loomis Sayles Limited Term Government and Agency Fund 14
Loomis Sayles Strategic Income Fund.................. 17
Fund Fees & Expenses
Fund Fees & Expenses................................. 20
More About Risk
More About Risk...................................... 22
Management Team
Meet the Funds' Investment Adviser................... 24
Meet the Funds' Portfolio Managers................... 25
Fund Services
It's Easy to Open an Account......................... 26
Buying Shares........................................ 27
Selling Shares....................................... 28
Selling Shares in Writing............................ 29
Exchanging Shares.................................... 29
Restrictions on Buying, Selling and Exchanging Shares 29
How Fund Shares Are Priced........................... 32
Dividends and Distributions.......................... 33
Tax Consequences..................................... 33
Compensation to Securities Dealers................... 34
Financial Performance
Financial Performance................................ 36
Glossary of Terms
Glossary of Terms.................................... 46


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Core Plus Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Peter W. Palfrey and Richard G. Raczkowski
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NERYX

 Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds (rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds"), or if unrated, of comparable quality by Loomis Sayles.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:
..  Fixed charge coverage
..  The relationship between cash flows and debt service obligations
..  The experience and perceived strength of management
..  Price responsiveness of the security to interest rate changes
..  Earnings prospects
..  Debt as a percentage of assets
..  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
The Fund may also:
.. Invest in Rule 144A securities.
.. Invest in foreign securities, including those in emerging markets, and related currency hedging transactions.
.. Invest in futures.
.. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
2

 Principal Investment Risks


Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]

                                 (total return)

 1995   1996    1997   1998    1999   2000   2001   2002   2003    2004       (up triangle) Highest Quarterly Return: Second
------  -----  ------  -----  ------  -----  -----  -----  -----  ------                    Quarter 1995, up 7.47%
20.70%  4.59%  11.40%  8.26%  -0.01%  7.60%  7.80%  3.45%  9.03%   5.35%      (down triangle) Lowest Quarterly Return: Second
                                                                                              Quarter 2004, down 2.76%


--------------------------------------------------------------------------------
                                                                             3

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt and foreign debentures that meet specified maturity, liquidity and quality requirements. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and Lehman U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.




Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                      5.35%       6.63%         7.69%
   Return After Taxes on Distributions*                            3.48%       4.21%         4.95%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.45%       4.16%         4.89%
Lehman Aggregate Bond Index**                                      4.34%       7.71%         7.72%
Lehman U.S. Credit Index**                                         5.24%       8.63%         8.41%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95.


For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."


--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Government Securities Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NEUYX

 Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

 Principal Investment Strategies


The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will not invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed or guaranteed by the full faith and credit of the U.S. government.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:
..  Average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa"
   by Moody's Investors Service, Inc.
..  Average maturity of 10 years or more
In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities. The Fund may also:
.. Invest in zero-coupon bonds.
.. Invest in mortgage-related securities, including stripped securities and mortagage dollar rolls.
.. Invest in futures.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Agency securities: Subject to security risk. Agencies of the U.S. government which are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information
  (the "SAI") for details.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

--------------------------------------------------------------------------------
                                                                             5

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed- income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]

                                  (total return)

 1995   1996    1997   1998    1999    2000   2001    2002   2003    2004   (up triangle) Highest Quarterly Return: Third
------  -----  ------  -----  ------  ------  -----  ------  -----  ------                Quarter 2002, up 8.12%
20.31%  1.12%  10.51%  9.31%  -6.28%  13.50%  5.32%  13.70%  1.64%  5.02%   (down triangle) Lowest Quarterly Return: Second
                                                                                            Quarter 2004, down 3.79%


--------------------------------------------------------------------------------
6

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Long Term Government Bond Index ("Lehman Long Term Gov't Bond Index"), an unmanaged index of U.S. Treasury and U.S. Government agency securities with a maturity of 10 years or more. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Long Term Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.




Average Annual Total Returns
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                      5.02%        7.73%        7.17%
   Return After Taxes on Distributions*                            3.72%        5.83%        4.88%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.24%        5.46%        4.71%
Lehman Long Term Gov't Bond Index**                                7.94%       10.22%        9.67%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.


For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."


--------------------------------------------------------------------------------
                                                                             7

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles High Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Matthew J. Eagan and Kathleen C. Gaffney

Category: Corporate Income

 Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
..  Issuer debt and debt maturity schedules
..  Earnings prospects
..  Responsiveness to changes in interest rates
..  Experience and perceived strength of management
..  Borrowing requirements and liquidation value
..  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
.. Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
.. Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.
The Fund may also:
.. Invest in zero-coupon, pay-in-kind and Rule 144A securities.

.. Invest in derivative securities, including futures.



.. Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

--------------------------------------------------------------------------------
8

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed- income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for Class Y shares differ from the Class
A returns shown in the bar chart to the extent their respective expenses differ.


                                    [CHART]                                      (up triangle) Highest Quarterly
                                                                                               Return: Second
                                  (total return)/+/                                            Quarter 2003, up
                                                                                               9.95%
 1995    1996    1997    1998   1999     2000     2001    2002    2003    2004   (down triangle) Lowest
------  ------  ------  ------  -----  -------  -------  ------  ------  ------                  Quarterly
11.78%  14.88%  15.37%  -1.70%  4.00%  -16.09%  -10.65%  -8.86%  27.91%  10.35%                  Return: Fourth
                                                                                                 Quarter 2000,
                                                                                                 down 11.32%


+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

--------------------------------------------------------------------------------
                                                                             9

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods compare to those of the Lehman High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.




Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      5.39%       -1.63%        3.38%
   Return After Taxes on Distributions*                            2.93%       -5.00%       -0.33%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.41%       -3.45%        0.60%
Lehman High Yield Composite Index**                               11.13%        6.97%        8.13%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes. Class A commenced operations 2/22/84.


For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."


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10

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               LSIIX

 Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.
.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
.. Engage in foreign currency hedging transactions, repurchase agreements, swap transactions and securities lending.
.. Invest in Rule 144A securities.

.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

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                                                                             11

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Foreign Shareholders: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


For additional information see the section "More About Risk."


 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.


                                    [CHART]

                    (total return)/+/

 1997   1998   1999    2000   2001    2002    2003    2004   (up triangle) Highest Quarterly Return: Second
------  -----  -----  ------  -----  ------  ------  ------                Quarter 2003, up 9.23%
14.29%  2.96%  3.65%  10.97%  5.65%  10.60%  19.33%   9.91%  (down triangle) Lowest Quarterly Return: Second
                                                                             Quarter 2004, down 3.90%


+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.

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12

The table below shows how average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Government/Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.




                                                                                         Since Fund
Average Annual Total Returns+                                                            Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years (12/31/96)
Class Y - Return Before Taxes                                      9.91%       11.39%      9.77%
   Return After Taxes on Distributions*                            7.06%        8.67%      6.93%
   Return After Taxes on Distributions & Sales of Fund Shares*     6.65%        8.15%      6.64%
Lehman Brothers Government/Credit Index**                          4.19%        8.00%      7.08%

+ The returns shown for the periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.


For information about the Fund's expenses of Class Y shares, see the section "Fund Fees & Expenses."


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                                                                             13

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Limited Term Government and Agency Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: John Hyll and Clifton V. Rowe
Category: Government Income

Ticker Symbol: Class Y
               -------
               NELYX

 Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.
Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

..  Average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or
   "Aaa" by Moody's Investors Service, Inc. ("Moody's")

..  Effective duration range of two to four years
In selecting investments for the Fund, Loomis Sayles employs the following strategies:
.. Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
.. Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
.. Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.
.. It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
.. Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
The Fund may also:
.. Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).
.. Invest in zero-coupon bonds.
.. Invest in foreign bonds denominated in U.S. dollars.
.. Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's). .. Invest in mortgage-related securities, including mortgage dollar rolls.
.. Invest in futures.



A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Agency securities: Subject to security risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. Please see the Statement of Additional Information (the "SAI") for details.

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives

--------------------------------------------------------------------------------
14
  for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.
Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.
Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role is assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+


                                    [CHART]

                            (total return)/+/

 1995   1996   1997   1998    1999   2000   2001   2002   2003    2004   (up triangle) Highest Quarterly Return: Third
------  -----  -----  -----  ------  -----  -----  -----  -----  ------                Quarter 1998, up 4.80%
13.35%  2.73%  7.53%  6.91%  -0.32%  8.82%  7.41%  8.62%  1.83%   2.13%  (down triangle) Lowest Quarterly Return: Second
                                                                                         Quarter 2004, down 1.71%


+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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                                                                             15

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods compare to those of the Lehman Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.+ They are also compared to those of the Lehman 1-5 Year Government Bond Index ("Lehman 1-5 Gov't Bond Index"), an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies with maturities between one and five years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index and Lehman 1-5 Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




Average Annual Total Returns+
(for the periods ended December 31, 2004)                      Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     2.13%       5.72%         5.83%
   Return After Taxes on Distribution*                            0.88%       3.73%         3.45%
   Return After Taxes on Distribution & Sales of Fund Shares*     1.38%       3.66%         3.48%
Lehman Int. Gov't Bond Index**                                    2.33%       6.57%         6.75%
Lehman 1-5 Gov't Bond Index**++                                   1.54%       5.78%         6.26%

+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

++ The Lehman 1-5 Gov't Bond Index replaces the Lehman Int. Gov't Bond Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of securities in which the Fund invests.



For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."


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16

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Strategic Income Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Kathleen C. Gaffney
Category: Corporate Income

Ticker Symbol: Class Y
               -------
               NEZYX

 Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.
Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
..  Discounted share price compared to economic value
..  Undervalued credit ratings with strong or improving credit profiles
..  Yield premium relative to its benchmark
In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:
.. Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.
.. Loomis Sayles seeks to buy bonds at a discount-bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
.. Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.
.. The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.
The Fund may also:
.. Invest in zero-coupon or pay-in-kind bonds.
.. Invest in mortgage-related securities and stripped securities.
.. Invest in futures.
.. Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.
Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall

--------------------------------------------------------------------------------
                                                                             17
  and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+


                                    [CHART]

            (total return)/+/
                                            (up triangle) Highest Quarterly Return: Second
 2000  2001    2002    2003    2004                       Quarter 2003, up 12.55%
-----  -----  ------  ------  ------        (down triangle) Lowest Quarterly Return: Second
1.04%  0.33%  15.85%  35.19%  13.23%                        Quarter 2004, down 3.88%


+ The returns shown for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

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18

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and since inception periods compare to those of the Lehman Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman U.S. Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indecies . You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Aggregate Bond Index and the Lehman U.S. Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.




                                                                                         Since Class
Average Annual Total Returns+                                                             Inception
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years  (12/1/99)
Class Y - Return Before Taxes                                     13.22%       12.45%      12.81%
   Return After Taxes on Distributions*                           10.82%        9.26%       9.60%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.54%        8.64%       8.95%
Lehman Brothers Aggregate Bond Index**                             4.34%        7.71%       6.94%
Lehman Brothers Universal Bond Index**                             4.97%        7.89%       7.11%

+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.
In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/99.


For information about the expenses of Class Y shares, see the section "Fund Fees & Expenses."


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                                                                             19

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)




                                                                                All Funds
                                                                                 Class Y
Maximum sales charge (load) imposed on purchases                                  None
Maximum deferred sales charge (load)                                              None
Redemption fees (Loomis Sayles Strategic Income Fund, Loomis Sayles      2% of redemption proceeds on
   High Income Fund and Loomis Sayles Core Plus Bond Fund only)     shares held for 60 days or less+*
Redemption fees (all other Funds in the Prospectus)                               None*


+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees".


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                            Core Plus Bond      Government Securities    High Income
                                               Fund/(1)/                Fund                Fund*
                                                Class Y                Class Y             Class Y
Management fees                                  0.42%                  0.55%               0.60%
Distribution and/or service (12b-1) fees         0.00%                  0.00%               0.00%
Other expenses+                                  0.56%                  1.12%               0.62%
Total annual fund operating expenses             0.98%                  1.67%               1.22%
Fee Waiver and/or Expense Reimbursement          0.08%                  0.00%               0.00%
Net Expenses                                     0.90%                  1.67%               1.22%
                                         Investment Grade Bond Limited Term Government Strategic Income
                                               Fund/(2)/           and Agency Fund        Fund/(3)/
                                                Class Y                Class Y             Class Y
Management fees                                  0.40%                  0.57%               0.64%
Distribution and/or service (12b-1) fees         0.00%                  0.00%               0.00%
Other expenses+                                  0.68%                  0.61%               0.39%
Total annual fund operating expenses             1.08%                  1.18%               1.00%
Fee Waiver and/or Expense Reimbursement          0.53%                  0.00%               0.00%
Net Expenses                                     0.55%                  1.18%               1.00%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
* Class Y shares of the High Income Fund were not outstanding during 2004. Expenses for High Income Fund have been estimated.
(1) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.90% of the Fund's average daily net assets for Class Y. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses to 0.55% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

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20

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


            Core Plus Bond Fund     Government Securities Fund   High Income Fund
                  Class Y                    Class Y                  Class Y
1 year             $   92                     $  170                  $  124
3 years            $  287                     $  526                  $  387
5 years            $  498                     $  907                  $  670
10 years           $1,108                     $1,976                  $1,477
                                     Limited Term Government
         Investment Grade Bond Fund      and Agency Fund       Strategic Income Fund
                  Class Y                    Class Y                  Class Y
1 year             $   56                     $  120                  $  102
3 years            $  291                     $  375                  $  318
5 years            $  544                     $  649                  $  552
10 years           $1,269                     $1,432                  $1,225


* The example is based on the net expenses shown above for the Core Plus Bond Fund, Investment Grade Bond Fund, and Strategic Income Fund for the 1-year period illustrated in the Example and on the total annual fund operating expenses for the remaining years. The Example is based on the total annual fund operating expenses for all other Funds for all periods.


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                                    [GRAPHIC]






More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than funds that do not invest in such securities.

Currency Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Core Plus Bond, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


Foreign Risk (All Funds except Government Securities) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.


High Yield Risk (Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except Investment Grade Bond Fund for options and futures ) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give

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                                    [GRAPHIC]






More About Risk (continued)

rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Core Plus Bond, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser


The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.8 billion as of December 31, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds, the Moderate Diversified Portfolio, the Equity Diversified Portfolio, Loomis Sayles Research Fund, Loomis Sayles Growth Fund and Loomis Sayles International Equity Fund, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust -- Money Market Series is the "Money Market Fund."


 Adviser


Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.*



The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.38% for Loomis Sayles Core Plus Bond Fund (after waiver or reimbursement)/1/, 0.55% for Loomis Sayles Government Securities Fund/2/, 0.68% for Loomis Sayles High Income Fund, 0.39% for Loomis Sayles Investment Grade Bond Fund (after waiver or reimbursement), 0.57% for Loomis Sayles Limited Term Government and Agency Fund, and 0.54% for Loomis Sayles Strategic Income Fund (after waiver or reimbursement).





/1/ The advisory fee for the Loomis Sayles Core Plus Bond Fund consists of a fee of 0.208% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.208% payable to IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), as advisory administrator to the Fund.


/2/ The advisory fee for the Loomis Sayles Government Securities Fund consists of a fee of 0.275% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.275% payable to IXIS Asset Management Advisors, L.P., as advisory administrator to the Fund.


 Portfolio Trades



In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.


Transactions with Other Investment Companies. To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, each Fund may invest any of its daily cash balances in shares of investment companies that are advised by IXIS Advisors or its affiliates (including affiliated money market and short-term bond funds).

The Funds may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief that may be granted by the SEC, each Fund may borrow for such purposes from each other under an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of the High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has served as portfolio manager of the Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 37 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 20 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 21 years of investment experience.

Steven Kaseta

Steven Kaseta has served as co-portfolio manager of the Investment Grade Bond Fund since February 2002. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 22 years of investment experience.

Peter W. Palfrey


Peter Palfrey has served as co-portfolio manager of the Core Plus Bond Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 22 years of investment experience.


Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Core Plus Bond Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 20 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term Government and Agency Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 13 years of investment experience.

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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:
    . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Separate Accounts of New England Financial, MetLife or their affiliates. . Wrap Fee Programs of certain broker-dealers not being paid by the Fund,
      Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Funds below the stated minimums.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

You will not receive certificates representing Class Y shares.

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                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 to request an
 [GRAPHIC]             your investment dealer or CDC Nvest            exchange.
                       Funds at 800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call CDC Nvest Funds at 800-225-5478 to
                       through ACH, you may add this feature by       add shares to your account through ACH.
 [GRAPHIC]             selecting it on your account application.    . If you have not signed up for the ACH
                     . Ask your bank or credit union whether it is    system, please call CDC Nvest Funds for a
                       a member of the ACH system.                    Service Options Form. A signature
                                                                      guarantee may be required to add this
                                                                      privilege.

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                                                                             27

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above)
                       that you wish to have your proceeds wired to your bank.
 [GRAPHIC]           . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                     . Call CDC Nvest Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing


If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
Exchanging Shares

You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Fund that offers Class Y shares, for Institutional Class shares of any Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund. Certain Funds that offer Institutional Class shares may be subject to redemption fees. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund's shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserves the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund . For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

 Purchase Restrictions


Each Fund are required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.


 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.





 Redemption Fees



For Class Y shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund



Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted


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from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.



The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.



The Funds currently do not impose a redemption fee on a redemption of:



.. shares acquired by reinvestment of dividends or distributions of a Fund; or


.. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or


.. shares redeemed as part of a systematic withdrawal plan.



The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.



The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.


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                                                                             31

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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32

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. The Funds expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.




Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.


For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."


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                                                                             33

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.


A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.




In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The provision will first apply to the Fund in its taxable year beginning October 1, 2005.



Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.


You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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34

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                                    [GRAPHIC]



Financial Performance


The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

         For a share outstanding throughout each period

                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from        from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   Income      investments     operations      Income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES CORE PLUS BOND FUND
Class Y
9/30/2004       $11.69     $0.50(c)       $ 0.13         $ 0.63        $(0.58)       $   --        $(0.58)      $0.00(g)
9/30/2003(f)     11.33      0.41(c)         0.35           0.76         (0.40)           --         (0.40)         --
12/31/2002       11.63      0.69(c)        (0.32)          0.37         (0.67)           --         (0.67)         --
12/31/2001(d)    11.54      0.79            0.10           0.89         (0.80)           --         (0.80)         --
12/31/2000       11.54      0.83            0.01           0.84         (0.84)           --         (0.84)         --
12/31/1999       12.38      0.85           (0.86)         (0.01)        (0.82)        (0.01)        (0.83)         --





(a)Periods less than one year are not annualized.

(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68% for Class Y shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


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36


                                        Ratios to average net assets:
                                        ----------------------------

       Net asset            Net assets,
         value,    Total      end of                      Net         Portfolio
         end of    return   the period  Expenses      investment      turnover
       the period  (%)(a)      (000)     (%)(b)      income (%)(b)    rate (%)
       ---------- ------    ----------- --------     -------------    ---------

         $11.74     5.5(h)    $10,941     0.94(i)        4.30            69
          11.69     6.9        17,889     0.73           4.85            61
          11.33     3.5        18,346     0.67           6.15            65
          11.63     7.8        17,351     0.67           6.68            84
          11.54     7.6        14,013     0.67           7.40            83
          11.54    (0.0)(e)    10,320     0.72           7.12            63



(e)Amount is less than one tenth of one percent.
(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total returns would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

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                                                                             37

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                Value                  Net realized                  Dividends    Distribution
              beginning     Net       and unrealized  Total from        from        from net
                  of     investment   gain (loss) on  investments  net investment   realized        Total     Redemption
              the period   income       investment    operations       income     capital gains distributions    fee
              ---------- ----------   --------------  -----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES GOVERNMENT SECURITIES FUND
Class Y
9/30/2004       $12.07     $0.35(c)       $(0.06)       $ 0.29         $(0.42)         $--         $(0.42)       $--
9/30/2003(e)     12.11      0.31(c)         0.04          0.35          (0.39)          --          (0.39)        --
12/31/2002       11.17      0.49(c)         1.00          1.49          (0.55)          --          (0.55)        --
12/31/2001(d)    11.17      0.55            0.04          0.59          (0.59)          --          (0.59)        --
12/31/2000       10.44      0.65            0.71          1.36          (0.63)          --          (0.63)        --
12/31/1999       11.88      0.70           (1.43)        (0.73)         (0.71)          --          (0.71)        --



(a)Periods less than one year are not annualized.

(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for the Government Securities Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85% for Class Y.


--------------------------------------------------------------------------------
38

                                      Ratios to average net assets:
                                      -----------------------------

        Net asset         Net assets,
          value,   Total    end of                Net investment    Portfolio
          end of   return the period  Expenses        income        turnover
        the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
        ---------- ------ ----------- --------    --------------    ---------

          $11.94     2.5    $2,258      1.47           2.94            107
           12.07     2.9     2,936      0.96           3.40             41
           12.11    13.7     6,822      0.87           4.28             52
           11.17     5.3     4,821      1.00           4.85            317
           11.17    13.5     4,593      1.01           6.09            622
           10.44    (6.3)    2,754      1.11           6.25            313


(e)For the nine months ended September 30, 2003.



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                                                                             39

                                    [GRAPHIC]



Financial Performance



                            Income (loss) from investment operations:            Less distributions:
                            ----------------------------------------- -----------------------------------------

                Net asset
                  value,                  Net realized                  Dividends    Distributions
                beginning      Net       and unrealized   Total from       From        from net
                    of      investment   gain (loss) on   investment  net investment   realized        Total
                the period    income      investments     operations      income     capital gains distributions
                ----------  ----------   --------------   ----------  -------------- ------------- -------------

LOOMIS SAYLES INVESTMENT GRADE BOND FUND
Class Y
9/30/2004         $11.54      $0.57(d)       $ 0.45         $1.02         $(0.64)       $(0.07)       $(0.71)
9/30/2003          10.23       0.61(d)         1.46          2.07          (0.62)        (0.14)        (0.76)
9/30/2002(e)       10.09       0.62(d)         0.09          0.71          (0.55)        (0.02)        (0.57)
9/30/2001           9.92       0.65(d)         0.18          0.83          (0.66)           --         (0.66)
9/30/2000           9.96       0.73(d)        (0.05)         0.68          (0.72)           --         (0.72)




(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



(e)As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class Y net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for Class Y decreased from 6.10% to 6.08%, on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.




--------------------------------------------------------------------------------
40

                                   Ratios to average net assets:
                                 ---------------------------------

   Net asset         Net assets,
     value,   Total    end of       Net     Gross   Net investment Portfolio
     end of   return the period  expenses  expenses     Income     turnover
   the period (%)(a)    (000)    (%)(b)(c)  (%)(c)      (%)(c)     rate (%)
   ---------- ------ ----------- --------- -------- -------------- ---------

     $11.85     9.2    $12,543     0.55      1.08        4.92         29
      11.54    20.9     10,230     0.55      1.34        5.58         34
      10.23     7.2      7,874     0.55      1.13        6.08         39
      10.09     8.6      8,549     0.55      1.36        6.43         15
       9.92     7.2      2,905     0.55      3.23        7.35         23

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                                                                             41

                                    [GRAPHIC]



Financial Performance



                         Income (loss) from investment operations:            Less distributions:
                         ----------------------------------------  -----------------------------------------

              Net asset
                value,                 Net realized                  Dividends    Distributions
              beginning     Net       and unrealized   Total from       from        from net
                  of     investment   gain (loss) on   investment  net investment   realized        Total     Redemption
              the period   income      investments     operations      income     capital gains distributions    fee
              ---------- ----------   --------------   ----------  -------------- ------------- ------------- ----------

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class Y
9/30/2004       $11.55     $0.32(c)       $(0.09)        $ 0.23        $(0.44)         $--         $(0.44)       $--
9/30/2003(e)     11.78      0.25(c)        (0.08)          0.17         (0.40)          --          (0.40)        --
12/31/2002       11.41      0.48(c)         0.48           0.96         (0.59)          --          (0.59)        --
12/31/2001(d)    11.20      0.56            0.26           0.82         (0.61)          --          (0.61)        --
12/31/2000       11.00      0.75            0.19           0.94         (0.74)          --          (0.74)        --
12/31/1999       11.73      0.70           (0.74)         (0.04)        (0.69)          --          (0.69)        --





(a)Periods less than one year are not annualized.

(b)Computed on an annualized basis for periods less than one year
(c)Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Limited Term Government and Agency Fund, was to decrease net investment income per share by $.04 for Class Y and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.




--------------------------------------------------------------------------------
42

                                        Ratios to average net assets:
                                        -----------------------------

          Net asset         Net assets,                  Net
            value,   Total    end of                  investment      Portfolio
            end of   return the period  Expenses        income        turnover
          the period (%)(a)    (000)     (%)(b)         (%)(b)        rate (%)
          ---------- ------ ----------- --------      ----------      ---------

            $11.34     2.1    $4,233      1.13           2.82             80
             11.55     1.5     6,886      0.93           2.87             53
             11.78     8.6     8,529      0.88           4.14             88
             11.41     7.4     3,441      0.95           4.98            275
             11.20     8.8     3,254      0.95           6.63            384
             11.00    (0.3)    7,086      0.98           6.26            400




(e)For the nine months ended September 30, 2003.


* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class Y shares, which were reorganized into Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


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                                                                             43

                                    [GRAPHIC]



Financial Performance


                         Income (loss) from investment operations:             Less distributions:
                         ----------------------------------------- ------------------------------------------

              Net asset
                value,                 Net realized                   Dividends    Distributions
              beginning     Net       and unrealized   Total from       from           from
                  of     investment   gain (loss) on   investment  net investments   realized        Total     Redemption
              the period   income       investment     operations      income      capital gains distributions    fee
              ---------- ----------   --------------   ----------  --------------- ------------- ------------- ----------

LOOMIS SAYLES STRATEGIC INCOME FUND*
Class Y
9/30/2004       $12.58     $0.78(c)       $ 1.11         $1.89         $(0.90)          $--         $(0.90)      $0.00(j)
9/30/2003(i)     10.74      0.60(c)         1.93          2.53          (0.69)           --          (0.69)         --
12/31/2002        9.90      0.80(c)         0.71          1.51          (0.67)           --          (0.67)         --
12/31/2001(d)    10.81      0.94(c)        (0.92)         0.02          (0.93)           --          (0.93)         --
12/31/2000       11.65      0.96(c)        (0.84)         0.12          (0.96)           --          (0.96)         --
12/31/1999(h)    11.45      0.86           (0.56)         0.30          (0.10)           --          (0.10)         --



(a)Periods of less than one year are not annualized.

(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.

(d)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. For the year ended December 31, 2001, there was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)Amount is less than $500.
(h)For the period December 1, 1999 (inception) through December 31, 1999.
(i)For the nine months ended September 30, 2003.
(j)Amount rounds to less than $0.01.

* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class Y shares, which were reorganized into Class Y shares of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.


--------------------------------------------------------------------------------
44

                                         Ratios to average net assets:
                                         ----------------------------

        Net asset           Net assets,                    Net
          value,   Total      end of                    investment     Portfolio
          end of   return   the period   Expenses         income       turnover
        the period (%)(a)      (000)      (%)(b)          (%)(b)        rate(%)
        ---------- ------   -----------  --------       ----------     ---------

          $13.57    15.5(e)   $10,833      1.00(f)         5.93           28
           12.58    24.0(e)     2,193      0.97(f)         6.83           27
           10.74    15.9        1,039      0.94            7.77           30
            9.90     0.3          445      0.93            9.10           10
           10.81     1.0          335      0.90            9.07           13
           11.65     2.7           --(g)   0.96            9.34           19

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                                                                             45

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

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46

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             47

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA 02116
            Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                     MA 02116 or call us at 800-225-5478.


                                   YB51-0205


                  (Investment Company Act File No. 811-4323)
                   (Investment Company Act File No. 811-242)
                  (Investment Company Act File No. 811-6241)

                          [LOGO] CDC NVEST FUNDS/SM/




WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 9

More About Risk.......... Page 11

Management Team.......... Page 12

Fund Services............ Page 15

Financial Performance.... Page 34

  CDC Nvest Equity Funds

[LOGO] HANSBERGER

[LOGO] LOOMIS SAYLES & Company L.P.

Hansberger Foreign Growth Fund
(formerly named CDC IXIS International Equity Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2005


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Hansberger Foreign Growth Fund........................ 2
Loomis Sayles Growth Fund............................. 5
Loomis Sayles Research Fund........................... 7
Fund Fees & Expenses
Fund Fees & Expenses.................................. 9
More About Risk
More About Risk...................................... 11
Management Team
Meet the Funds' Investment Advisers and Subadviser... 12
Meet the Funds' Portfolio Managers................... 14
Fund Services
Investing in the Funds............................... 15
How Sales Charges Are Calculated..................... 16
It's Easy to Open an Account......................... 19
Buying Shares........................................ 20
Selling Shares....................................... 21
Selling Shares in Writing............................ 22
Exchanging Shares.................................... 24
Restrictions on Buying, Selling and Exchanging Shares 24
How Fund Shares Are Priced........................... 27
Dividends and Distributions.......................... 29
Tax Consequences..................................... 29
Compensation to Securities Dealers................... 30
Additional Investor Services......................... 31
Financial Performance
Financial Performance................................ 32
Glossary of Terms
Glossary of Terms.................................... 34

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."


To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.


Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger Foreign Growth Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers:   Trevor Graham, Barry A. Lockhart,
               Patrick H. Tan, Thomas R.H. Tibbles

Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIERX   LSIBX   LSICX

 Investment Goal

The Fund seeks high long-term total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its assets in foreign equity securities, which it defines as securities of companies organized or headquartered outside of the United States. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets.
In general, Hansberger seeks companies with the following characteristics, although not all of the companies will have these attributes: high secular growth; superior profitability; and medium to large capitalizations, although there are no limitations on the size of the companies in which the Fund may invest. In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


 Principal Investment Risks


Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


--------------------------------------------------------------------------------
2

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."
 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in late August 2004. Prior to that, the Fund had a sole adviser and no subadviser. This chart and table reflect results achieved by the previous adviser using a different investment process and a different investment goal and strategies. The Fund's performance may have been different under its current advisory arrangements and investment goal and strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                (total return)/+/                               (up triangle) Highest Quarterly
                                                                                              Return: Fourth Quarter 1999,
1995    1996    1997   1998    1999    2000     2001     2002     2003    2004                up 65.48%
-----  ------  ------  -----  ------  -------  -------  -------  ------  ------ (down triangle) Lowest Quarterly
8.63%  18.41%  -1.27%  8.98%  89.50%  -27.84%  -23.26%  -19.32%  38.59%  10.32%                 Return: Third Quarter 2002,
                                                                                                down 18.52%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares.

--------------------------------------------------------------------------------
                                                                             3

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley All Country World Ex-U.S. Index ("MSCI ACWI ex-U.S. Index") and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI ACWI ex-U.S. Index is an unmanaged index of the performance of companies representing developed and emerging stock markets excluding the United States. The MSCI EAFE Index is an unmanaged index of the performance of companies representing developed stock markets excluding the U.S. and Canada. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI ACWI ex-U.S. Index and MSCI EAFE Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      3.98%       -8.43%        5.38%
   Return After Taxes on Distributions*                            4.15%       -9.51%        3.79%
   Return After Taxes on Distributions & Sales of Fund Shares*     2.86%       -7.55%        3.81%
Class B - Return Before Taxes                                      4.48%       -8.49%        5.06%
Class C - Return Before Taxes                                      8.57%       -8.18%        5.07%
MSCI ACWI ex-U.S. Index**++                                       21.36%        0.02%        6.02%
MSCI EAFE Index**++                                               20.70%       -0.80%        5.94%


+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003. ++ The MSCI ACWI ex-U.S. Index replaces the MSCI EAFE Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   LGRBX   LGRCX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section "More About Risk."


--------------------------------------------------------------------------------
                                                                             5

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                                    [CHART]

                                 (total return)/+/
                                                                                (up triangle) Highest Quarterly
 1995    1996    1997   1998    1999    2000    2001     2002     2003   2004                 Return: Fourth Quarter 1999,
------  ------  ------ ------  ------  ------- -------  -------  ------  -----                up 33.18%
30.82%  19.94%  24.21% 12.58%  42.18%  -16.22% -24.76%  -23.09%  32.17%  15.62% (down triangle) Lowest Quarterly
                                                                                                Return: Fourth Quarter 2000,
                                                                                            down 23.18%

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+



Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class A - Return Before Taxes                                      8.99%       -6.94%        8.10%
   Return After Taxes on Distributions*                            8.99%       -9.58%        3.84%
   Return After Taxes on Distributions & Sales of Fund Shares*     5.84%       -7.18%        4.89%
Class B - Returns Before Taxes                                     9.63%       -6.76%        7.96%
Class C - Returns Before Taxes                                    13.63%       -6.56%        7.96%
Russell 1000 Growth Index**                                        6.30%       -9.29%        9.59%

+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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6

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   LSCBX   LSCCX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the Standard & Poor's 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


 Principal Investment Risks


Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.


For additional information see the section "More About Risk."


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                                                                             7

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differs from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

        (total return)/+/
                                            (up triangle) Highest Quarterly Return: Second
 2001     2002     2003    2004                           Quarter 2003, up 14.75%
-------  -------  ------  ------            (down triangle) Lowest Quarterly Return: Third
-13.78%  -22.00%  27.62%  11.74%                            Quarter 2002, down 18.48%



The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year and since inception periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500 Index"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+



                                                                            Since Fund
Average Annual Total Returns+                                               Inception
(for the periods ended December 31, 2004)                       Past 1 Year (7/31/00)
Class A - Return Before Taxes                                      5.32%      -4.47%
   Return After Taxes on Distributions*                            5.31%      -4.54%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.47%      -3.79%
Class B - Returns Before Taxes                                     6.24%      -4.43%
Class C - Returns Before Taxes                                     9.82%      -4.07%
S&P 500 Index**                                                   10.88%      -2.16%



+ The returns shown above for Class A for periods prior to September 15, 2003 reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. For periods before the inception of Classes B and C shares (September 12, 2003) performance shown for Class B and Class C shares has been based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these classes after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.


For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


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8

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                                                Class A   Class B Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)(1)(2)          5.75%   None    None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption
   proceeds, as applicable)(2)                                                                        (3)  5.00%   1.00%
Redemption fees (Hansberger Foreign Growth Fund only)                                               2% of
                                                                                               redemption
                                                                                                proceeds+  None*   None*
Redemption fees (all other Funds in the Prospectus)                                                 None*  None*   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees." For more information, see the section "Redemption Fees."
(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Fund Services."


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                       Hansberger Foreign         Loomis Sayles           Loomis Sayles
                                        Growth Fund/(1)/        Growth Fund/(2)/       Research Fund/(3)/
                                     Class A Class B Class C Class A Class B Class C Class A Class B Class C
Management fees                       0.75%   0.75%   0.75%   0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
Distribution and/or service
 (12b-1) fees**                       0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*  0.25%   1.00%*  1.00%*
Other expenses+                       1.51%   1.51%   1.51%   1.09%   1.09%   1.09%  39.09%  39.09%  39.09%
Total annual fund operating expenses  2.51%   3.26%   3.26%   1.84%   2.59%   2.59%  39.84%  40.59%  40.59%
Fee waiver and/or expense
 reimbursement                        1.11%   1.11%   1.11%   0.74%   0.74%   0.74%  38.59%  38.59%  38.59%
Net expenses                          1.40%   2.15%   2.15%   1.10%   1.85%   1.85%   1.25%   2.00%   2.00%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.
(1) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.
(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively through January 31, 2006, and to maintain the Fund's expense limit at no greater than 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, through January 31, 2007. This undertaking will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.
(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.


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                                                                             9

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                   Hansberger Foreign                     Loomis Sayles
                       Growth Fund                         Growth Fund
           Class A    Class B       Class C    Class A    Class B       Class C
                    (1)    (2)    (1)    (2)            (1)    (2)    (1)    (2)
1 year     $  709  $  718 $  218 $  318 $  218 $  681  $  688 $  188 $  288 $  188
3 years    $1,212  $1,200 $  900 $  900 $  900 $  995  $  976 $  676 $  676 $  676
5 years    $1,740  $1,807 $1,607 $1,607 $1,607 $1,393  $1,453 $1,253 $1,253 $1,253
10 years** $3,178  $3,310 $3,310 $3,483 $3,483 $2,504  $2,638 $2,638 $2,822 $2,822


                      Loomis Sayles
                      Research Fund
           Class A    Class B       Class C
                    (1)    (2)    (1)    (2)
1 year     $  695  $  703 $  203 $  303 $  203
3 years    $6,008  $6,153 $5,853 $5,853 $5,853
5 years    $8,264  $8,398 $8,198 $8,198 $8,198
10 years** $9,733  $9,673 $9,673 $9,675 $9,675


(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The examples for Hansberger Foreign Growth Fund and Loomis Sayles Research Fund are based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years. The example for Loomis Sayles Growth Fund is based on the net expenses for the first two years at the expense limit currently in effect and those committed to be in effect through January 31, 2007 and on the total annual fund operating expenses for the remaining years.
** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.


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10

                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                                                             11

                                    [GRAPHIC]




Management Team
Meet the Funds' Investment Advisers and Subadviser

The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.4 billion as of September 30, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund"), which, along with the CDC Nvest Income and Tax Free Income Funds, CDC Nvest Equity Funds, CDC IXIS Moderate Diversified Portfolio and IXIS Equity Diversified Portfolio and CDC Nvest Star Funds (each a "CDC Nvest Fund") and CDC Nvest Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."

 Advisers

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to Hansberger Foreign Growth Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $167 billion in assets under management at September 30, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to Hansberger Foreign Growth Fund. It also provides general business management and administration to Hansberger Foreign Growth Fund. IXIS Advisors does not determine what investments will be purchased by the Hansberger Foreign Growth Fund. The subadviser listed below makes the investment decisions for the Fund.

The aggregate advisory and subadvisory fees paid by the Hansberger Foreign Growth Fund during the fiscal year ended September 30, 2004, as a percentage of the Fund's average daily net assets, were 0.48% for (after waiver or reimbursement). Prior to August 26, 2004, Loomis Sayles served as adviser to the Fund; the advisory fee rate of the Fund under the prior agreement with Loomis Sayles was the same as it is under the current agreement with IXIS Advisors.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to Loomis Sayles Growth Fund and Loomis Sayles Research Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58.4 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.45% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.09% for Loomis Sayles Research Fund (after waiver or reimbursement).

 Subadviser

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger Foreign Growth Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.6 billion in assets as of September 30, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or Loomis Sayles. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

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12

Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.

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                                                                             13

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Management Team
Meet the Funds' Portfolio Managers

Hansberger

Thomas R.H. Tibbles

Thomas R.H. Tibbles has co-managed the Hansberger Foreign Growth Fund since August 2004. He also serves as leader of the management team for the international growth segment of the Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director -- Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President -- Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Trevor Graham

Trevor Graham has co-managed the Hansberger Foreign Growth Fund since September 2004. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in September 2004. Prior to joining Hansberger, Mr. Graham was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from University of Victoria. He holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of the Hansberger International Fund. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has seven years of investment-related experience.

Loomis Sayles

Mark B. Baribeau

Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Lauriann Kloppenburg

Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Executive Vice President, Director and Chief Investment Officer -- Equities, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 23 years of investment experience.

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                                    [GRAPHIC]



Fund Services
Investing in the Funds

 Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.


 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.

.. Investors who were Retail Class shareholders of the Funds as of September 12, 2003 and who are not subject to applicable sales charges may purchase additional Class A shares of a CDC Nvest Fund without the imposition of a sales charge.

 Class B Shares


.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.

.. Investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There may be certain exceptions to this restriction for omnibus accounts and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.

 Class C Shares


.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than eight years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.



For information about the Funds' expenses, see the section "Fund Fees & Expenses" in this Prospectus.


 Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                         Class A Sales Charges**
                        As a % of       As a % of
   Your Investment    offering price your investment
Less than $50,000         5.75%           6.10%
$   50,000 - $ 99,999     4.50%           4.71%
$  100,000 - $249,999     3.50%           3.63%
$  250,000 - $499,999     2.50%           2.56%
$  500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*       0.00%           0.00%


* For purchases of Class A shares of the Fund of $1 million or more there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.



If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds' website at www.cdcnvestfunds.com (click on "sales charges" at the bottom of the home page) or in the Funds' SAI.


Reducing Front-End Sales Charges


There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent -- By signing a Letter of Intent, you may purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount -- You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to entire amount of your current purchase in the Fund.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds and classes for purposes of calculating your sales charge.


   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, in-laws, grandparents, grandchildren, individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.


   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
   In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. SIMPLE IRA contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other CDC Nvest Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts.
The above-listed ways to reduce front-end sales chares may not apply to the Money Market Fund unless shares are purchased through an exchange from another CDC Nvest Fund.



Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

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16

.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in CDC Nvest Funds or the Money Market Fund by clients of an adviser or subadviser to any CDC Nvest Fund or the Money Market Fund.


Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within six years of buying them. The amount of the CDSC, if any, declines each year that you own your shares (except in the 3/rd/ and 4/th/ years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class B shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.


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                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated (continued)

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will be generally be eliminated in the following cases: (1) to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of a Fund into shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                               Minimum to Open an
                                                 Minimum to      Account Using       Minimum for
Type of Account                                Open an Account Investment Builder Existing Accounts
Any account other than those listed below          $2,500             $25               $100
Accounts registered under the Uniform Gifts to
   Minors Act ("UGMA") or the Uniform
   Transfers to Minors Act ("UTMA")                $2,500             $25               $100
Individual Retirement Accounts ("IRAs")              $500             $25               $100
Coverdell Education Savings Accounts                 $500             $25               $100
Retirement plans with tax benefits such as
   corporate pension, profit sharing and
   Keogh plans                                       $250             $25               $100
Payroll Deduction Investment Programs for
   SARSEP*, SEP, SIMPLE IRA, 403(b)(7)
   and certain other retirement plans                 $25             N/A                $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.


 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1
                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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Fund Services
Buying Shares

                                  Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the       . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC               investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and             Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.           "starter" checks will not be accepted.
                     . Mail the check with your completed             . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box         account statement or include a letter
                       219579, Kansas City, MO 64121-9579.              specifying the Fund name, your class of
                                                                        shares, your account number and the
                                                                        registered account name(s).

 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund       . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling         Funds at 800-225-5478 or visit
 [GRAPHIC]             your investment dealer or CDC Nvest              www.cdcnvestfunds.com to request an
                       Funds at 800-225-5478.                           exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.

 By Wire
                     . Opening an account by wire is not              . Visit www.cdcnvestfunds.com to add
                       available.                                       shares to your account by wire. Instruct
 [GRAPHIC]                                                              your bank to transfer funds to State Street
                                                                        Bank & Trust Company, ABA
                                                                        #011000028, and DDA #99011538.
                                                                      . Specify the Fund name, your class of
                                                                        shares, your account number and the
                                                                        registered account name(s). Your bank
                                                                        may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account            . Call CDC Nvest Funds at 800-225-5478 or
                       through ACH, you may add this feature by         visit www.cdcnvestfunds.com to add
 [GRAPHIC]             selecting it on your account application.        shares to your account through ACH.
                     . Ask your bank or credit union whether it is    . If you have not signed up for the ACH
                       a member of the ACH system.                      system, please call CDC Nvest Funds or
                                                                        visit www.cdcnvestfunds.com for a Service
                                                                        Options Form. A signature guarantee may
                                                                        be required to add this privilege.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you          . Please call CDC Nvest Funds at 800-225-
                       would like to begin an automatic                 5478 or visit www.cdcnvestfunds.com for
 [GRAPHIC]             investment plan through Investment               a Service Options Form. A signature
                       Builder and the amount of the monthly            guarantee may be required to add this
                       investment ($25 minimum).                        privilege.
                     . Include a check marked "Void" or a             . See the section entitled "Additional
                       deposit slip from your bank account.             Investor Services."

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                                    [GRAPHIC]



Fund Services
Selling Shares


                      To Sell Some or All of Your Shares
Certain restrictions may apply. See the section "Restrictions on Buying, Selling and Exchanging Shares."


 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.

 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your
 [GRAPHIC]             redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
 [GRAPHIC]             before establishing such a plan.



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                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.
The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except CDC    . Medallion signature guarantee, if applicable (see above).
 Nvest Funds          . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that the grantor is alive, the exact Fund and account number, and certified within 30 days of receipt of instructions.*

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22

 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                                                             23

                                    [GRAPHIC]



Fund Services
Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"). For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and will resume only when an exchange into an applicable Fund occurs. Class A shares of a Fund acquired in connection with certain deferred compensation plans offered by New England Life Insurance Company ("NELICO") and its affiliates, their directors, senior officers, agents or general agents may be exchanged, with the consent of NELICO, for Class Y shares of the same Fund or any other Fund that offers Class Y shares. The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."


Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.


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 Purchase Restrictions


Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.


 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed
If you hold certificates representing your shares, they must be sent with your request for it to be honored.
It is recommended that certificates be sent by registered mail.
Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

 Redemption Fees

For Class A shares of Hansberger Foreign Growth Fund

Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.
The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.
The Fund currently does not impose a redemption fee on a redemption of:
    . shares acquired by reinvestment of dividends or distributions of the Fund; or
    . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
    .  shares redeemed as part of a systematic withdrawal plan.


The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.


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                                                                             25

                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)



The ability of the Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.


 Small Account Policy

Each Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this Prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, a Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares


The net asset value of Fund shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."


Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

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                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced (continued)

.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

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                                    [GRAPHIC]



Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.


A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Hansberger Foreign Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.


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                                    [GRAPHIC]



Fund Services
Tax Consequences (continued)


Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.


Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests." In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.


Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class B and Class C shares. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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30

                                    [GRAPHIC]



Fund Services
Additional Investor Services


Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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                                    [GRAPHIC]



Financial Performance


The financial highlights table is intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor. Retail Class shares were converted to Class A shares on September 12, 2003. Class B and C shares began operations on September 12, 2003.

For a share outstanding throughout each period.

                               Income (loss) from investment operations:                  Less distributions:
                               ---------------------------------------   --------------------------------------------------

                 Net asset
                   value,          Net          Net realized               Dividends    Distributions
                 beginning      investment     and unrealized Total from      from        from net
                     of           income       gain (loss) on investment net investment   realized        Total     Redemption
                 the period       (loss)        investments   operations     income     capital gains distributions    fee
                 ----------    ----------      -------------- ---------- -------------- ------------- ------------- ----------

HANSBERGER FOREIGN GROWTH FUND
Class A
9/30/2004          $ 9.50        $ 0.02(d)         $ 1.33       $ 1.35       $(0.12)       $   --        $(0.12)      $0.00(e)
9/30/2003            7.70          0.11(d)           1.69         1.80           --            --            --          --
9/30/2002            9.50          0.02(d)          (1.80)       (1.78)       (0.02)           --         (0.02)         --
9/30/2001           17.31          0.02(d)          (5.89)       (5.87)          --         (1.94)        (1.94)         --
9/30/2000           13.73         (0.05)(d)          4.67         4.62        (0.04)        (1.00)        (1.04)         --
Class B
9/30/2004            9.50         (0.07)(d)          1.33         1.26        (0.11)           --         (0.11)       0.00(e)
9/30/2003*           9.56          0.00(d)(e)       (0.06)       (0.06)          --            --            --          --
Class C
9/30/2004            9.50         (0.07)(d)          1.33         1.26        (0.11)           --         (0.11)       0.00(e)
9/30/2003*           9.56          0.00(d)(e)       (0.06)       (0.06)          --            --            --          --

LOOMIS SAYLES GROWTH FUND
Class A
9/30/2004          $ 4.41        $(0.03)(d)        $ 0.60       $ 0.57       $   --        $   --        $   --       $  --
9/30/2003            3.65         (0.02)(d)          0.78         0.76           --            --            --          --
9/30/2002            4.12         (0.03)(d)         (0.44)       (0.47)          --            --            --          --
9/30/2001           14.80         (0.04)(d)         (7.31)       (7.35)          --         (3.33)        (3.33)         --
9/30/2000           11.06         (0.07)             4.83         4.76           --         (1.02)        (1.02)         --
Class B
9/30/2004            4.41         (0.07)(d)          0.60         0.53           --            --            --          --
9/30/2003*           4.54          0.00(d)(e)       (0.13)       (0.13)          --            --            --          --
Class C
9/30/2004            4.41         (0.06)(d)          0.59         0.53           --            --            --          --
9/30/2003*           4.54          0.00(d)(e)       (0.13)       (0.13)          --            --            --          --

LOOMIS SAYLES RESEARCH FUND
Class A
9/30/2004          $ 6.90        $ 0.01(d)         $ 0.90       $ 0.91       $(0.02)       $   --        $(0.02)      $  --
9/30/2003            5.69          0.02(d)           1.20         1.22        (0.01)           --         (0.01)         --
9/30/2002**          7.61          0.01(d)          (1.92)       (1.91)       (0.01)           --         (0.01)         --
Class B
9/30/2004            6.90         (0.05)(d)          0.90         0.85        (0.02)           --         (0.02)         --
9/30/2003*           7.05          0.00(d)(e)       (0.15)       (0.15)          --            --            --          --
Class C
9/30/2004            6.90         (0.05)(d)          0.88         0.83           --            --            --          --
9/30/2003*           7.05          0.00(d)(e)       (0.15)       (0.15)          --            --            --          --

* From commencement of Class operations on September 12, 2003 through September 30, 2003.
** From the commencement of Class operations on November 30, 2001 through
   September 30, 2002.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount rounds to less than $0.01 per share.
(f)A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(g)A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year are not annualized.

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32

                                    Ratios to average net assets:
                                   -------------------------------

  Net asset            Net assets,                         Net
    value,    Total      end of       Net     Gross    investment   Portfolio
    end of    return   the period  expenses  expenses income (loss) turnover
  the period  (%)(a)      (000)    (%)(b)(c)  (%)(c)     (%)(c)     rate (%)
  ---------- ------    ----------- --------- -------- ------------- ---------

    $10.73    14.2(f)    $ 4,468     1.44       2.50       0.16        151
      9.50    23.4(g)      3,264     1.25       2.15       1.33        174
      7.70   (18.8)        1,338     1.25       2.69       0.19        135
      9.50   (34.7)        2,793     1.25       1.99       0.13        207
     17.31    33.9         5,588     1.25       1.67      (0.26)       226
     10.65    13.3(f)        871     2.30       3.25      (0.64)       151
      9.50    (0.6)(g)       147     2.35       4.44      (0.91)       174
     10.65    13.2(f)         49     2.30       3.25      (0.69)       151
      9.50    (0.6)(g)        12     2.35       4.44      (0.83)       174

    $ 4.98    12.9(f)    $14,072     1.10       1.70      (0.58)       171
      4.41    20.8(g)        947     1.10       3.11      (0.45)       201
      3.65   (11.4)          456     1.10       5.20      (0.65)       192
      4.12   (50.9)          518     1.10       4.11      (0.42)       281
     14.80    45.3         1,028     1.10       3.29      (0.61)       203
      4.94    12.0(f)     12,532     1.85       2.45      (1.33)       171
      4.41    (2.9)(g)         2     1.85       7.92      (1.29)       201
      4.94    12.0(f)      6,826     1.85       2.45      (1.30)       171
      4.41    (2.9)(g)         2     1.85       7.92      (1.29)       201

    $ 7.79    13.2(f)    $   106     1.21      39.85       0.07        151
      6.90    21.5(g)         41     1.10      28.75       0.35        138
      5.69   (25.2)           17     1.10     213.89       0.22        130
      7.73    12.3(f)         57     2.00      40.60      (0.71)       151
      6.90    (2.1)(g)         2     2.00     125.11      (0.72)       138
      7.73    12.0(f)          3     2.00      40.60      (0.59)       151
      6.90    (2.1)(g)         2     2.00     125.11      (0.72)       138

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Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

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34

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.
 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.


 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

                  (Investment Company Act File No. 811-6241)

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston,
                     MA 02116 or call us at 800-225-5478.

--------------------------------------------------------------------------------


                                   XL51-0205

                          [LOGO]  CDC NVEST FUNDS/SM/

WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses.....  Page 9

More About Risk.......... Page 11

Management Team.......... Page 12

Fund Services............ Page 15

Financial Performance.... Page 24

  CDC Nvest Equity Funds -- Class Y
[LOGO] HANSBERGER

[LOGO] LOOMIS SAYLES & Company L.P.
Hansberger Foreign Growth Fund
(formerly named CDC IXIS International Equity Fund)

Loomis Sayles Growth Fund

Loomis Sayles Research Fund
                                                                     Prospectus
                                                               February 1, 2005

The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks
Hansberger Foreign Growth Fund........................ 2
Loomis Sayles Growth Fund............................. 5
Loomis Sayles Research Fund........................... 7
Fund Fees & Expenses
Fund Fees & Expenses.................................. 9
More About Risk
More About Risk...................................... 11
Management Team
Meet the Funds' Investment Advisers and Subadviser... 12
Meet the Funds' Portfolio Managers................... 14
Fund Services
It's Easy to Open an Account......................... 15
Buying Shares........................................ 16
Selling Shares....................................... 17
Selling Shares in Writing............................ 18
Exchanging Shares.................................... 18
Restrictions on Buying, Selling and Exchanging Shares 18
How Fund Shares Are Priced........................... 20
Dividends and Distributions.......................... 21
Tax Consequences..................................... 22
Compensation to Securities Dealers................... 23
Financial Performance
Financial Performance................................ 24
Glossary of Terms
Glossary of Terms.................................... 26

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                    [GRAPHIC]



Goals, Strategies & Risks
Hansberger Foreign Growth Fund

Adviser:    IXIS Asset Management Advisors, L.P.
               ("IXIS Advisors")
Subadviser: Hansberger Global Investors, Inc.
               ("Hansberger")
Managers:   Trevor Graham, Barry A. Lockhart,
               Patrick H. Tan, Thomas R.H. Tibbles

Category:      International Equity
Ticker Symbol: Class Y
               LSIEX

 Investment Goal

The Fund seeks high long-term total return. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 80% of its assets in foreign equity securities, which it defines as securities of companies organized or headquartered outside of the United States. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging markets.
In general, Hansberger seeks companies with the following characteristics, although not all of the companies will have these attributes: high secular growth; superior profitability; and medium to large capitalizations, although there are no limitations on the size of the companies in which the Fund may invest. In making investment decisions, Hansberger generally employs the following methods:
.. Securities are selected on the basis of fundamental company-by-company analysis.
.. In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
.. In addition, a company's valuation measures, including but not limited to price-to-earnings ratio, will customarily be considered.
.. Hansberger seeks to control portfolio risk through top down geographic and sector allocation.
Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.
The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Hansberger deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks


Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


--------------------------------------------------------------------------------
2

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section "More About Risk."

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in late August 2004. Prior to that, the Fund had a sole adviser and no subadviser. This chart and table reflect results achieved by the previous adviser using a different investment process and a different investment goal and strategies. The Fund's performance may have been different under its current advisory arrangements and investment goal and strategies.

The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+


                                    [CHART]                                     (up triangle) Highest Quarterly
                                                                                              Return: Fourth
                                (total return)/+/                                             Quarter 1999, up
                                                                                              65.81%
1995    1996    1997   1998    1999    2000     2001     2002     2003    2004  (down triangle) Lowest
-----  ------  ------  -----  ------  -------  -------  -------  ------  ------                 Quarterly
8.63%  18.41%  -0.98%  9.32%  90.23%  -27.73%  -22.94%  -19.04%  38.77%  10.87%                 Return: Third
                                                                                                Quarter 2002,
                                                                                                down 18.53%

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.


--------------------------------------------------------------------------------
                                                                             3

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley All Country World Ex U.S. Index ("MSCI ACWI ex-U.S. Index") and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI ACWI ex-U.S. Index is an unmanaged index of the performance of companies representing developed and emerging stock markets excluding the United States. The MSCI EAFE Index is an unmanaged index of the performance of companies representing developed stock markets excluding the U.S. and Canada. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE Index and MSCI ACWI ex-U.S. Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     10.87%       -7.05%        6.82%
   Return After Taxes on Distributions*                           11.07%       -8.18%        4.64%
   Return After Taxes on Distributions & Sales of Fund Shares*     7.56%       -6.46%        4.58%
MSCI ACWI ex-U.S. Index**++                                       21.36%        0.02%        6.02%
MSCI EAFE Index**++                                               20.70%       -0.80%        5.94%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
++ The MSCI ACWI ex-U.S. Index replaces the MSCI EAFE Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of each Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
4

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
               LSGRX

 Investment Goal

The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section "More About Risk."


--------------------------------------------------------------------------------
                                                                             5

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+


                                    [CHART]                                       (up triangle) Highest Quarterly
                                                                                                Return: Fourth
                                (total return)/+/                                               Quarter 1999, up
                                                                                                33.22%
                                                                                  (down triangle) Lowest
 1995    1996    1997    1998    1999    2000     2001     2002     2003    2004                  Quarterly
------  ------  ------  ------  ------  -------  -------  -------  ------  -----                  Return: Fourth
30.82%  19.94%  24.51%  12.86%  42.53%  -16.12%  -24.40%  -23.05%  32.55%  15.91%                 Quarter 2000,
                                                                                                  down 23.28%


+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangements.

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, a market value weighted, unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+



Average Annual Total Returns+
(for the periods ended December 31, 2004)                       Past 1 Year Past 5 Years Past 10 Years
Class Y - Return Before Taxes                                     15.91%       -5.60%        8.95%
   Return After Taxes on Distributions*                           15.91%       -8.24%        4.69%
   Return After Taxes on Distributions & Sales of Fund Shares*    10.34%       -6.11%        5.63%
Russell 1000 Growth Index**                                        6.30%       -9.29%        9.59%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."


--------------------------------------------------------------------------------
6

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity

Ticker Symbol: Class Y
               -------
                LISRX

 Investment Goal

The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies


The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to recommend which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the Standard & Poor's 500 Index.
The Fund may also:
.. Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the
  Investment Company Act of 1940.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.cdcnvestfunds.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

 Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Derivative securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.
Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

For additional information see the section "More About Risk."

--------------------------------------------------------------------------------
                                                                             7

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+

                                    [CHART]

       (total return)/+/

 2001     2002     2003    2004             (up triangle) Highest Quarterly Return: Second
-------  -------  ------  ------                          Quarter 2003, up 14.92%
-13.58%  -21.77%  27.97%  12.23%            (down triangle) Lowest Quarterly Return: Third
                                                            Quarter 2002, down 18.31%

+ The returns shown in the bar chart above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements as of September 12, 2003.

The table below shows how average annual total returns for each class of the Fund (before and after taxes) for the one-year and since inception periods compare to those of the Standard & Poor's 500 Index (the "S&P 500 Index"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+


                                                                            Since Fund
Average Annual Total Returns+                                               Inception
(for the periods ended December 31, 2004)                       Past 1 Year (7/31/00)
Class Y - Return Before Taxes                                     12.23%      -2.89%
   Return After Taxes on Distributions*                           12.16%      -3.01%
   Return After Taxes on Distributions & Sales of Fund Shares*     8.03%      -2.50%
S&P 500 Index**                                                   10.88%      -2.16%

+ The returns shown in the table above for periods prior to September 15, 2003 reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's expense cap arrangements in effect on September 12, 2003.
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
** The returns of the Index do not reflect the effect of taxes.

For information about the Fund's expenses, see the section "Fund Fees &
Expenses."

--------------------------------------------------------------------------------
8

                                    [GRAPHIC]



Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

(fees paid directly from your investment)

                                                                            All Funds
                                                                             Class Y
Maximum sales charge (load) imposed on purchases                               None
Maximum deferred sales charge (load)                                           None
Redemption fees (Hansberger Foreign Growth Fund only)                         2% of
                                                                            redemption
                                                                            proceeds+
Redemption fees (Loomis Sayles Growth Fund and Loomis Sayles Research Fund)   None*

+ Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."
* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


 Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                        Hansberger Foreign  Loomis Sayles     Loomis Sayles
                                         Growth Fund/(1)/  Growth Fund/(2)/ Research Fund/(3)/
                                             Class Y           Class Y           Class Y
Management fees                               0.75%             0.50%             0.50%
Other expenses+                               0.60%             0.57%             1.03%
Total annual fund operating expenses          1.35%             1.07%             1.53%
Fee waiver and/or expense reimbursement       0.35%             0.22%             0.68%
Net expenses                                  1.00%             0.85%             0.85%

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.
(1) IXIS Advisors has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

(2) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares through January 31, 2006 and to maintain the Fund's expense limit at no greater than 1.00% for Class Y shares through January 31, 2007. This undertaking will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.

(3) Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2006 and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

--------------------------------------------------------------------------------
                                                                             9

                                    [GRAPHIC]

 Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
The example assumes that:
.. You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


         Hansberger Foreign Loomis Sayles Loomis Sayles
            Growth Fund      Growth Fund  Research Fund
              Class Y          Class Y       Class Y
1 Year         $  102          $   87        $   87
3 Years        $  393          $  311        $  417
5 Years        $  706          $  562        $  770
10 Years       $1,593          $1,279        $1,766

* The examples for Hansberger Foreign Growth Fund and Loomis Sayles Research Fund are based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years. The example for Loomis Sayles Growth Fund is based on the net expenses for the first two years at the expense limit currently in effect and those committed to be in effect through January 31, 2007 and on the total annual fund operating expenses for the remaining years.


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                                    [GRAPHIC]




More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

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                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Advisers and Subadviser


The CDC Nvest Funds family (as defined below) currently includes 23 mutual funds. The CDC Nvest Funds family had combined assets of $5.4 billion as of September 30, 2004. CDC Nvest Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund (each a "Fund"), which, along with the CDC Nvest Income and Tax Free Income Funds, CDC Nvest Equity Funds, CDC IXIS Moderate Diversified Portfolio and IXIS Equity Diversified Portfolio and CDC Nvest Star Funds (each a "CDC Nvest Fund") and CDC Nvest Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "CDC Nvest Funds."


 Advisers


IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to Hansberger Foreign Growth Fund. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $167 billion in assets under management at September 30, 2004. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to Hansberger Foreign Growth Fund. It also provides general business management and administration to Hansberger Foreign Growth Fund. IXIS Advisors does not determine what investments will be purchased by the Hansberger Foreign Growth Fund. The subadviser listed below makes the investment decisions for the Fund.

The aggregate advisory and subadvisory fees paid by the Hansberger Foreign Growth Fund during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.48% for (after waiver or reimbursement). Prior to August 26, 2004, Loomis Sayles served as adviser to the Fund; the advisory fee rate of the Fund under the prior agreement with Loomis Sayles was the same as it is under the current agreement with IXIS Advisors.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to Loomis Sayles Growth Fund and Loomis Sayles Research Fund. Loomis Sayles is a subsidiary of IXIS Asset Management North America, which is a subsidiary of IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $58.4 billion in assets under management as of September 30, 2004. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes investment decisions for each of these Funds.

The advisory fees paid by the Funds during the fiscal year ended September 30, 2004, as a percentage of each Fund's average daily net assets, were 0.45% for Loomis Sayles Growth Fund (after waiver or reimbursement) and 0.09% for Loomis Sayles Research Fund (after waiver or reimbursement).


 Subadviser


Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger Foreign Growth Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.6 billion in assets as of September 30, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.


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12

 Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or Loomis Sayles. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.


Transactions with Other Investment Companies. Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


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                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Hansberger


Thomas R.H. Tibbles

Thomas R.H. Tibbles has co-managed the Hansberger Foreign Growth Fund since August 2004. He also serves as leader of the management team for the international growth segment of the Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director -- Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.


Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of Hansberger International Fund. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President -- Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Trevor Graham


Trevor Graham has co-managed the Hansberger Foreign Growth Fund since September 2004. Mr. Graham, Vice President -- Research of Hansberger, joined the firm in September 2004. Prior to joining Hansberger, Mr. Graham was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from University of Victoria. He holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience.


Patrick H. Tan


Patrick H. Tan has co-managed the Hansberger Foreign Growth Fund since August 2004. He also co-manages the international growth segment of the Hansberger International Fund. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. He also manages other Hansberger mutual funds. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has seven years of investment-related experience.


Loomis Sayles

Mark B. Baribeau


Mark B. Baribeau has co-managed the Loomis Sayles Growth Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.


Pamela N. Czekanski


Pamela N. Czekanski has co-managed the Loomis Sayles Growth Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.


Richard D. Skaggs


Richard D. Skaggs has co-managed the Loomis Sayles Growth Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. Mr. Skaggs received a B.S. and an M.S.M. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.


Lauriann Kloppenburg


Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Executive Vice President, Director and Chief Investment Officer -- Equities, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 23 years of investment experience.


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                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully. The Funds will only accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:
    . Other mutual funds, endowments, foundations, bank trust departments or trust companies.

There is no initial or subsequent investment minimum for:
    . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.
    . Insurance Company Accounts of New England Financial, Metropolitan Life
      Insurance Company ("MetLife") or their affiliates.
    . Separate Accounts of New England Financial, MetLife or their affiliates. . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.
    . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.
    . Deferred Compensation Plan Accounts of New England Life Insurance Company
      ("NELICO"), MetLife or their affiliates ("Deferred Compensation
      Accounts").
    . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Loomis Sayles Growth Fund and Loomis Sayles Research Fund below the stated minimums.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

You will not receive certificates representing Class Y shares.

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                                                                             15

                                    [GRAPHIC]



Fund Services
Buying Shares

                                  Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of fund shares.
 By Mail
                     . Make out a check in U.S. dollars for the     . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC             investment amount, payable to "CDC
 [GRAPHIC]             Nvest Funds." Third party checks and           Nvest Funds." Third party checks and
                       "starter" checks will not be accepted.         "starter" checks will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to CDC Nvest Funds, P.O. Box       account statement or include a letter
                       219579, Kansas City, MO 64121-9579.            specifying the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s).
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Obtain a current prospectus for the Fund     . Call your investment dealer or CDC Nvest
                       into which you are exchanging by calling       Funds at 800-225-5478 to request an
 [GRAPHIC]             your investment dealer or CDC Nvest            exchange.
                       Funds at 800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            #011000028, and DDA #99011538.
                                                                    . Specify the Fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call CDC Nvest Funds at 800-225-5478 to
                       through ACH, you may add this feature by       add shares to your account through ACH.
 [GRAPHIC]             selecting it on your account application.    . If you have not signed up for the ACH
                     . Ask your bank or credit union whether it is    system, please call CDC Nvest Funds for a
                       a member of the ACH system.                    Service Options Form. A signature
                                                                      guarantee may be required to add this
                                                                      privilege.

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                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares

Certain restrictions
may apply. See the
section
"Restrictions on
Buying, Selling and
Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street,
                       Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
 [GRAPHIC]           . Call CDC Nvest Funds to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above)
 [GRAPHIC]             that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
 [GRAPHIC]           . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
                     . Call CDC Nvest Funds to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).
 [GRAPHIC]



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                                                                             17

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

Exchanging Shares


You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Fund that offers Class Y shares, for Institutional Class shares of any Fund that offers Institutional Class shares or for Class A shares of the Money Market Fund. Certain Funds that offer Institutional Class shares may be subject to redemption fees. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the CDC Nvest Large Cap Growth Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund's shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by

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the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or
(ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that each Fund and the Distributor may consider to be "market timing."


Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If each Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.


 Purchase Restrictions


Each Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.


 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

               Restriction              Situation
               The Fund may suspend     . When the New York
               the right of redemption    Stock Exchange (the
               or postpone payment for    "Exchange") is closed
               more than 7 days:          (other than a
                                          weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Fund reserves the    . With a notice of a
               right to suspend           dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Fund may pay the     . When it is detrimental
               redemption price in        for a Fund to make
               whole or in part by a      cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Fund may withhold    . When redemptions are
               redemption proceeds        made within 10
               until the check or         calendar days of
               funds have cleared:        purchase by check or
                                          ACH of the shares
                                          being redeemed

Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in kind.

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                                    [GRAPHIC]



Fund Services
Restrictions on Buying, Selling and Exchanging Shares (continued)

 Redemption Fees

For Class Y shares of Hansberger Foreign Growth Fund
Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, Class Y shares of the Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Fund of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.


The Fund currently does not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of the Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Fund may modify or eliminate these waivers at any time. In addition, the Fund may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of the Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.


How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ---------------------------------------------------------
                                      Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in the adviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

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20

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."


Generally, Fund securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.
    .  Receive all distributions in cash.

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                                                                             21

                                    [GRAPHIC]



Fund Services
Dividends and Distributions (continued)


For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. It does not include income from fixed-income securities. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares for such distributions to be eligible for treatment as qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.


A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders of the Hansberger Foreign Growth Fund may be entitled to claim a credit or deduction with respect to foreign taxes if the Fund invests more than 50% of its assets in foreign securities. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.


Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.


Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests."


In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income

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22
that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.


Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


Sales or Exchanges of Fund Shares. The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor and its affiliates may, out of their own resources, make payments to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Funds, and other factors. See the SAI for more details.

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                                                                             23

                                    [GRAPHIC]



Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares of the Funds were converted to Class Y shares on September 12, 2003. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Fund's annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.


For a share outstanding throughout each period.

                                       Income (loss) from investment operations:            Less distributions:
                                       ---------------------------------------   -----------------------------------------

                            Net asset
                              value,      Net         Net realized                 Dividends    Distributions
                            beginning  investment    and unrealized  Total from       from        from net
                                of       income      gain (loss) on  investment  net investment   realized        Total
                            the period   (loss)       investments    operations      income     capital gains distributions
                            ---------- ----------    --------------  ----------  -------------- ------------- -------------

HANSBERGER FOREIGN GROWTH FUND
Class Y
9/30/2004                     $ 9.60     $ 0.07(d)       $ 1.34        $ 1.41        $(0.13)       $   --        $(0.13)
9/30/2003                       7.78       0.12(d)         1.72          1.84         (0.02)           --         (0.02)
9/30/2002                       9.61       0.04(d)        (1.83)        (1.79)        (0.04)           --         (0.04)
9/30/2001                      17.41       0.05(d)        (5.91)        (5.86)           --         (1.94)        (1.94)
9/30/2000                      13.79      (0.06)(d)        4.77          4.71         (0.09)        (1.00)        (1.09)

LOOMIS SAYLES GROWTH FUND
Class Y
9/30/2004                     $ 4.55     $(0.02)(d)      $ 0.62        $ 0.60        $   --        $   --        $   --
9/30/2003                       3.75      (0.01)(d)        0.81          0.80            --            --            --
9/30/2002                       4.23      (0.02)(d)       (0.46)        (0.48)           --            --            --
9/30/2001                      15.00      (0.02)(d)       (7.42)        (7.44)           --         (3.33)        (3.33)
9/30/2000                      11.17      (0.05)           4.90          4.85            --         (1.02)        (1.02)

LOOMIS SAYLES RESEARCH FUND
Class Y
9/30/2004                     $ 6.92     $ 0.03(d)       $ 0.90        $ 0.93        $(0.03)       $   --        $(0.03)
9/30/2003                       5.71       0.04(d)         1.20          1.24         (0.03)           --         (0.03)
9/30/2002                       6.85       0.03(d)        (1.16)        (1.13)        (0.01)           --         (0.01)
9/30/2001                      10.54       0.01(d)        (3.65)        (3.64)           --         (0.05)        (0.05)
9/30/2000*                     10.00       0.00(e)         0.54          0.54            --            --            --






                            Redemption
                               fee
                            ----------

HANSBERGER FOREIGN GROWTH FUND
Class Y
9/30/2004                     $0.00(e)
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000                        --

LOOMIS SAYLES GROWTH FUND
Class Y
9/30/2004                     $  --
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000                        --

LOOMIS SAYLES RESEARCH FUND
Class Y
9/30/2004                     $  --
9/30/2003                        --
9/30/2002                        --
9/30/2001                        --
9/30/2000*                       --


* From commencement of Class operations on July 31, 2000 through September 30, 2000.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized.
(b)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c)Annualized for periods less than one year.
(d)Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e)Amount rounds to less than $0.01 per share.

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24

                                   Ratios to average net assets:
                                  -------------------------------

    Net asset         Net assets,                         Net
      value,   Total    end of       Net     Gross    investment   Portfolio
      end of   return the period  expenses  expenses income (loss) turnover
    the period (%)(a)    (000)    (%)(b)(c)  (%)(c)     (%)(c)      rate(%)
    ---------- ------ ----------- --------- -------- ------------- ---------

      $10.88    14.8   $ 48,643     1.00      1.34        0.60        151
        9.60    23.7     53,605     1.00      1.38        1.47        174
        7.78   (18.7)    44,101     1.00      1.43        0.47        135
        9.61   (34.5)    54,080     1.00      1.35        0.34        207
       17.41    34.4    107,792     1.00      1.15       (0.32)       226

      $ 5.15    13.2   $ 40,165     0.85      1.04       (0.32)       171
        4.55    21.3     28,898     0.85      1.18       (0.20)       201
        3.75   (11.4)    19,635     0.85      1.32       (0.39)       192
        4.23   (50.8)    21,653     0.85      1.24       (0.17)       281
       15.00    45.6     45,328     0.85      1.01       (0.36)       203

      $ 7.82    13.5   $ 21,721     0.85      1.50        0.44        151
        6.92    21.8     21,881     0.85      1.31        0.59        138
        5.71   (16.6)    15,889     0.89      1.46        0.36        130
        6.85   (34.7)     4,245     1.15      4.26        0.09        171
       10.54     5.4      3,510     1.15      8.02       (0.14)        20

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                                                                             25

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

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26

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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                                                                             27

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
                   IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the
   Edgar Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the
         SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.


  Portfolio Holdings -- A description of Funds' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.


 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of CDC Nvest Funds are members of the National Association of
Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors,
                                     L.P.,

                  (Investment Company Act File No. 811-6241)

  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.

                                   YL51-0205

                                       [GRAPHIC]


                                       [GRAPHIC]





                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                          LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2005

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY
 Loomis Sayles Aggressive Growth Fund                                1
 Loomis Sayles Small Cap Growth Fund                                 4
 Loomis Sayles Small Cap Value Fund                                  7
 Loomis Sayles Tax-Managed Equity Fund                              10
 Loomis Sayles Value Fund                                           13
 Loomis Sayles Worldwide Fund                                       16
 Summary of Principal Risks                                         19

FEES AND EXPENSES OF THE FUNDS                                      24

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
  AND RISK CONSIDERATIONS                                           27

MANAGEMENT                                                          38
 Investment Adviser                                                 38
 Portfolio Managers                                                 38
 Distribution Plans and Administrative and Other Fees               39

GENERAL INFORMATION                                                 40
 How Fund Shares are Priced                                         40
 Accessing Your Account Information                                 42
 How to Purchase Shares                                             42
 How to Redeem Shares                                               45
 How to Exchange Shares                                             48
 Restrictions on Buying, Selling and Exchanging Shares              48
 Dividends and Distributions                                        50
 Tax Consequences                                                   50

FINANCIAL HIGHLIGHTS                                                53

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts ("REITs") and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998     1999     2000      2001     2002     2003     2004
------   ------   -------  ------   -------  -------   ------   ------
22.65%   11.54%   197.78%  -5.59%   -49.36%  -36.52%   40.09%   19.35%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.44% (4th quarter, 1999), and the Fund's worst quarter was down 38.63% (1st quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041


------------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (12/31/96)
------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                           19.35% -12.69%   9.50%
   Retail Class                                                  18.97% -12.94%   9.20%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)2
   Return After taxes on Distributions                           18.97% -12.81%   8.66%
   Return After taxes on Distributions and Sale of Fund
   Shares                                                        12.62% -10.30%   7.87%
RUSSELL MIDCAP GROWTH INDEX                                      15.48%  -3.36%   7.94%
(Index returns reflect no deduction for fees, expenses or taxes)


1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.


In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.

..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998     1999     2000      2001      2002      2003     2004
------   ------   ------   -------   -------   ------    ------   ------
19.43%   18.73%   91.82%   -18.15%   -44.41%   -41.56%   43.32%    9.43%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.00% (4th quarter, 1999), and the Fund's worst quarter was down 40.31% (3rd quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index consists of those Russell 2000 companies with higher price-to-book and higher forecasted growth values. These indices are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indices.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041


------------------------------------------------------------------------------------
                                                                            Since
                                                                          Inception
                                                           1 Year 5 Years (12/31/96)
------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
RETURN BEFORE TAXES
   Institutional Class                                      9.43% -16.05%   1.59%
   Retail Class                                             9.15% -16.26%   1.34%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)2
   Return After taxes on Distributions                      9.43% -16.26%   1.17%
   Return After taxes on Distributions and Sale of Fund
   Shares                                                   6.13% -12.78%   1.20%
RUSSELL 2000 GROWTH INDEX                                  14.31%  -3.57%   3.96%
RUSSELL 2000 INDEX                                         18.33%   6.61%   8.99%

(Index returns reflect no deduction for fees, expenses or taxes)

1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities. The Fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in larger companies.


In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts ("REITs"), Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 60 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
.. small capitalization companies risk - the risk that the Fund's investments may be subject to more abrupt price movements, limited markets and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1,2

                                    [CHART]

                                  (total return)

 1995    1996    1997    1998    1999    2000    2001     2002    2003    2004
------  ------  ------  ------  ------  ------  ------  -------  ------  ------
32.09%  30.44%  25.99%  -1.08%   0.37%  23.19%  13.87%  -13.23%  34.55%  21.78%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.07% (4th quarter, 1998), and the Fund's worst quarter was down 18.58% (3rd quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indices.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041,2


-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/13/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                    21.78% 14.80%   15.70%   15.64%
   Retail Class                                           21.50% 14.54%   15.46%   15.46%
   Admin Class                                            21.19% 14.24%   15.06%   15.09%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)3
   Return After taxes on Distributions                    19.24% 12.95%   13.09%   12.95%
   Return After taxes on Distributions and Sale of
   Fund Shares                                            15.61% 11.94%   12.38%   12.36%
RUSSELL 2000 VALUE INDEX                                  22.25% 17.23%   15.17%   15.36%4
RUSSELL 2000 INDEX                                        18.33%  6.61%   11.54%   11.90%4
(Index returns reflect no deduction for fees, expenses or
taxes)


1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of the Institutional Class of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. Performance returns shown for the Institutional Class, Retail Class and Admin Class shares of the Fund reflect the results of shares of the corresponding class of the Predecessor Fund through September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, performance shown for those Classes is based on the performance of the Predecessor Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares of the Predecessor Fund. Institutional Class Shares of the Predecessor Fund commenced operations on May 13, 1991.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
4 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest in companies of any size.


In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such taxes. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In determining which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts ("REITs"), and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.


..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

.. tax risk - the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal or state income tax on investment returns.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1,2 Prior to June 1, 2003, the Fund's name was the Loomis Sayles Provident Fund and it was managed using different investment strategies. The Fund's performance may have been different under its current investment strategies.

                                    [CHART]

                                 (total return)

  1996         1997     1998    1999    2000    2001     2002     2003    2004
---------   ---------  ------  ------  ------  ------   ------   ------  ------
15.60%/3/   15.68%/3/  34.23%  18.57%  17.40%  -11.69%  -12.95%  20.41%   9.71%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.09% (4th quarter, 1998), and the Fund's worst quarter was down 12.52% (3rd quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041,2


------------------------------------------------------------------------------------------
                                                                                  Since
                                                                                Inception
                                                                 1 Year 5 Years (10/1/95)3
------------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
RETURN BEFORE TAXES
   Institutional Class                                            9.71%  3.58%    10.64%
RETURNS AFTER TAXES4
   Returns After taxes on Distributions                           9.65%  1.84%     7.39%
   Returns After taxes on Distributions and Sale of Fund
   Shares                                                         6.39%  2.03%     7.58%
STANDARD & POOR'S 500 INDEX                                      10.88% -2.30%     9.97%5
(Index returns reflect no deduction for fees, expenses or taxes)


1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 The annual total returns shown reflect the results of Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") through September 12, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund, a series of Loomis Sayles Funds II, on September 12, 2003. Average annual total returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through September 12, 2003.
3 The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
4 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
5 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in real estate investment trusts ("REITs") and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
.. market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.

.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year, ten-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                  (total return)

 1995    1996    1997    1998    1999    2000    2001     2002    2003    2004
------  ------  ------  ------  ------  ------  ------  -------  ------  ------
35.23%  21.16%  29.21%  10.54%  -1.33%   7.35%  -5.65%  -16.69%  26.24%  15.12%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.11% (2nd quarter, 2003), and the Fund's worst quarter was down 17.93% (3rd quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 1000 Value Index and the Standard & Poor's 500 Index. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor's 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to a broad-based market indices.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041


-------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                          1 Year 5 Years 10 Years (5/13/91)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
RETURN BEFORE TAXES
   Institutional Class                                    15.12%  4.16%   10.97%   10.37%
RETURN AFTER TAXES2
   Return After taxes on Distributions                    14.86%  3.76%    9.03%    8.59%
   Return After taxes on Distributions and Sale of
   Fund Shares                                            10.18%  3.38%    8.66%    8.25%
RUSSELL 1000 VALUE INDEX4                                 16.49%  5.27%   13.83%   12.89%3
STANDARD & POOR'S 500 INDEX4                              10.88% -2.30%   12.07%   11.19%3
(Index returns reflect no deduction for fees, expenses or
taxes)


1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.
4 The Russell 1000 Value Index replaces the Standard & Poor's 500 Index as the Fund's comparative index because Loomis Sayles believes it is more representative of the types of stocks in which the Fund can invest.

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:

..  Domestic equities.
..  International equities.
..  Domestic fixed income securities.
..  International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts ("REITs"), futures and Rule 144A securities.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.
..  currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.
.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.

.. emerging markets risk - the risk that the Fund's investments may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.
..  foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.
..  interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise.
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. REITs risk - the risk that the value of the Fund's investments will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.


For additional information see the section "Summary of Principal Risks."


FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

                                    [CHART]

                                 (total return)

 1997     1998    1999    2000    2001     2002     2003     2004
------   -----   -----   ------   -----   ------   ------   ------
 3.57%   2.98%   60.51%  -4.45%   -6.22%  -0.27%   31.16%   14.12%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 45.05% (4th quarter, 1999), and the Fund's worst quarter was down 10.76% (3rd quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041


------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (5/1/96)
------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
RETURN BEFORE TAXES
   Institutional Class                                            14.12%  5.99%   11.15%
RETURN AFTER TAXES2
   Return After taxes on Distributions                            13.29%  2.22%    7.54%
   Return After taxes on Distributions and Sale of Fund Shares     9.32%  2.63%    7.33%
STANDARD & POOR'S 500 INDEX                                       10.88% -2.30%    9.09%3
(Index returns reflect no deduction for fees, expenses or taxes)


1 The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

Funds that may invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.


Funds may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.


Funds that may invest in foreign securities are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Funds that may invest in securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

DERIVATIVES RISK


Certain Funds may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If a Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

EMERGING MARKETS RISK

  ECONOMIC AND POLITICAL RISKS Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

  The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

  Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

  INVESTMENT CONTROLS; REPATRIATION Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

  Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment.


Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability. See "Emerging Markets Risk."


INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline.

Each Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at an advantageous price.

Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

Market risk generally is greater for funds that invest substantially in small and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

REAL ESTATE INVESTMENT TRUST RISK

Real estate investment trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.


SMALL CAPITALIZATION COMPANIES RISK


The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

FEES AND EXPENSES OF THE FUNDS

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                   MAXIMUM SALES CHARGE               REDEMPTION FEE
                                      (LOAD) IMPOSED      MAXIMUM    (AS A PERCENTAGE
                                       ON PURCHASES       DEFERRED      OF AMOUNT
                                   (AS A PERCENTAGE OF  SALES CHARGE   REDEEMED, IF
FUND/CLASS                           OFFERING PRICE)       (LOAD)      APPLICABLE)
-------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND
  Institutional Class                      None             None      None
  Retail Class                             None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND
  Institutional Class                      None             None      2% of proceeds*
  Retail Class                             None             None      2% of proceeds*
-------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                      None             None      2% of proceeds*
  Retail Class                             None             None      2% of proceeds*
  Admin Class                              None             None      2% of proceeds*
-------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED
EQUITY FUND
  Institutional Class                      None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                      None             None      None
-------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                      None             None      2% of proceeds*
-------------------------------------------------------------------------------------

 * Will be charged on redemptions and exchanges of shares held for 60 days or less. For more information, see the section "Redemption Fees."

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                             TOTAL
                                                            ANNUAL      FEE
                                    DISTRIBUTION             FUND     WAIVER/
                         MANAGEMENT   (12B-1)      OTHER   OPERATING REIMBURSE-   NET
FUND/CLASS                  FEES        FEES     EXPENSES+ EXPENSES     MENT    EXPENSES
----------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE
GROWTH FUND1
  Institutional Class      0.75%       0.00%       0.42%     1.17%     0.17%     1.00%
  Retail Class             0.75%       0.25%       0.42%     1.42%     0.17%     1.25%
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
GROWTH FUND1
  Institutional Class      0.75%       0.00%       0.57%     1.32%     0.32%     1.00%
  Retail Class             0.75%       0.25%       0.53%     1.53%     0.28%     1.25%
----------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP
VALUE FUND2
  Institutional Class      0.75%       0.00%       0.17%     0.92%     0.02%     0.90%
  Retail Class             0.75%       0.25%       0.17%     1.17%     0.02%     1.15%
  Admin Class              0.75%       0.25%       0.42%*    1.42%     0.02%     1.40%
----------------------------------------------------------------------------------------
LOOMIS SAYLES TAX-
MANAGED EQUITY FUND3
  Institutional Class      0.50%       0.00%       2.96%     3.46%     2.81%     0.65%
----------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE
FUND4
  Institutional Class      0.50%       0.00%       0.43%     0.93%     0.08%     0.85%
----------------------------------------------------------------------------------------
LOOMIS SAYLES
WORLDWIDE FUND5
  Institutional Class      0.75%       0.00%       1.14%     1.89%     0.89%     1.00%
----------------------------------------------------------------------------------------

+ Other expenses have been restated to reflect contractual changes to the transfer agency fees for the Funds effective January 1, 2005.

1 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares and 1.25% for Retail class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.


2 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.90% for Institutional class shares, 1.15% for Retail class shares and 1.40% for Admin class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.


3 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.65% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.


4 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 0.85% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.


5 Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.00% for Institutional class shares. The undertaking is in effect through January 31, 2006, and is reevaluated on an annual basis. Without this undertaking, expenses would have been higher.

* Other expenses include an administrative fee of 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.



FUND/CLASS                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                  $102     $355    $  627   $1,405
  Retail Class                         $127     $433    $  760   $1,687
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                  $102     $387    $  693   $1,562
  Retail Class                         $127     $456    $  808   $1,800
-------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                  $ 92     $291    $  507   $1,129
  Retail Class                         $117     $370    $  642   $1,419
  Admin Class                          $143     $447    $  774   $1,700
-------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
  Institutional Class                  $ 66     $800    $1,556   $3,550
-------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                  $ 87     $288    $  507   $1,136
-------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                  $102     $507    $  939   $2,139
-------------------------------------------------------------------------

 * The example is based on the net expenses for the 1-year period for each Fund and on the total annual fund operating expenses for the remaining years.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, each Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.


To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).



Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.





Pursuant to exemptive relief that may in the future be granted by the SEC, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), the Funds and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.



Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit

Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.



ASSET-BACKED SECURITIES



Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks, preferred stocks and similar securities, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Tax-Managed Equity Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally be directly correlated with the value of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and a Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

MORTGAGE-BACKED SECURITIES RISK



Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.



OBLIGATIONS OF SUPRANATIONAL ENTITIES



Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."


OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Each Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.


The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.


The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets.

Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Funds' trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

SWAP TRANSACTIONS

A Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities that are backed by the full faith and credit of the U.S. Government generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later.

No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees each Fund and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the section "Fees and Expenses of the Funds", each Fund during the fiscal year ended September 30, 2004 paid (after waiver or reimbursement) Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services at the following annual rates. These fees are expressed as a percentage of the Fund's average net assets:


FUND                                  MANAGEMENT FEE
----------------------------------------------------
Loomis Sayles Aggressive Growth Fund      0.58%
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Loomis Sayles Small Cap Growth Fund       0.46%
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Loomis Sayles Small Cap Value Fund        0.72%
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Loomis Sayles Tax-Managed Equity Fund     0.00%
----------------------------------------------------
Loomis Sayles Value Fund                  0.42%
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Loomis Sayles Worldwide Fund              0.00%
----------------------------------------------------



PORTFOLIO MANAGERS


The following persons have primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.



LOOMIS SAYLES AGGRESSIVE GROWTH FUND Philip C. Fine, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 1999. Mr. Fine joined Loomis Sayles in 1996.



LOOMIS SAYLES SMALL CAP GROWTH FUND Mark F. Burns, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since January 2005. Mr. Burns joined Loomis Sayles in 1999.


LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Fund since 2000. Mr. Gatz joined Loomis Sayles in 1999. Mr. Thelen joined Loomis Sayles in 1996.

LOOMIS SAYLES TAX-MANAGED EQUITY FUND Robert Ix, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Prior to joining

Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York. Mark Shank, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since 2003. Mr. Shank joined Loomis Sayles in 1983.

LOOMIS SAYLES VALUE FUND Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2000. Mr. Koontz joined Loomis Sayles in 1995. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Mr. Carroll joined Loomis Sayles in 1996.

LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996. Mr. Fuss joined Loomis Sayles in 1976. David Rolley, Vice President of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since 2000. Mr. Rolley joined Loomis Sayles in 1994. Mark B. Baribeau, Vice President of Loomis Sayles, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004. Mr. Baribeau joined Loomis Sayles in 1989. Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004. Mr. Koontz joined Loomis Sayles in 1995.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to 0.25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:


.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value" in the SAI for more details.


.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

ACCESSING YOUR ACCOUNT INFORMATION

LOOMIS SAYLES FUNDS WEBSITE You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), to review your account information, change your address, order duplicate statements or tax forms, or to obtain a prospectus, an application or periodic reports.

LOOMIS SAYLES AUTOMATED VOICE RESPONSE SYSTEM You have access to your account 24 hours a day by calling Loomis Sayles' automated voice response system at 1-800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms and obtain wiring instructions.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:


THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services. Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.



THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.



DIRECTLY FROM THE FUND Loomis Sayles Funds must receive your purchase request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV.





You can purchase shares directly from each Fund in several ways:


.. BY MAIL You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330 for the desired Fund or Funds, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.


.. BY WIRE You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 9904-622-9

       (Name of Fund)


       (Your name)

       (Your account number)



.. BY TELEPHONE If you established the electronic transfer privilege on your new account, you can make subsequent investments by calling Loomis Sayles Funds at 1-800-633-3330. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.

.. BY EXCHANGE You may purchase shares of a Fund by exchange of shares of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or accessing your account online at www.loomissayles.com.

.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

.. THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 1-800-633-3330 or visiting www.loomissayles.com.


Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the Exchange for your shares to be bought or sold at the Fund's NAV on that day.


All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. The Funds will not accept checks made payable to anyone other than Loomis Sayles Funds (including third party checks) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.


A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See "Restrictions on Buying, Selling and Exchanging Shares" below. The Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.



Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. EACH FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AND REDEEM YOUR SHARES AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF YOUR IDENTITY IS NOT VERIFIED.



Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles Funds has retirement plan forms available online at www.loomissayles.com or by calling Loomis Sayles Funds at 1-800-633-3330. The Loomis Sayles Tax-Managed Equity Fund may not be appropriate for tax-exempt investors.



The following table shows the minimum initial investment minimum for each class of shares of each Fund.



FUND                                  MINIMUM INITIAL INVESTMENT
----------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund   Institutional - $250,000
Loomis Sayles Small Cap Growth Fund    Retail - $2,500
----------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund  Institutional - $250,000
Loomis Sayles Value Fund
Loomis Sayles Worldwide Fund
----------------------------------------------------------------
Loomis Sayles Small Cap Value Fund     Institutional - $250,000
                                       Retail - $2,500
                                       Admin - No Minimum
----------------------------------------------------------------


Each subsequent investment must be at least $50. Each subsequent investment in the Loomis Sayles Tax-Managed Equity Fund must be at least $50,000. Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds' transfer agent in an omnibus fashion. At the discretion of Loomis, Sayles & Company, L.P., employees and clients of Loomis, Sayles & Company, L.P. may purchase shares of the Funds offered through this prospectus below the stated minimums.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 1-800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the Exchange is open either through your financial advisor or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check, telephone ACH or online ACH, your redemption will be delayed until your payment for the shares clears.



Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, each Fund reserves the right to redeem shares in kind.



REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.


REDEMPTIONS THROUGH YOUR BROKER-DEALER You may redeem shares of the Funds through a broker-dealer that has been approved by IXIS Asset Management Distributors, L.P., which can be contacted at 399 Boylston Street, Boston, MA 02116 (1-800-633-3300). Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV. Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order.



REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the Exchange in order for you to receive that day's NAV. Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order.

You may make redemptions directly from each Fund in several ways:



.. BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:


             Regular Mail:              Overnight Mail:
             Loomis Sayles Funds        Loomis Sayles Funds
             P.O. Box 219594            330 West 9th Street
             Kansas City, MO 64121-9594 Kansas City, MO 64105-1514

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

.. BY EXCHANGE You may sell some or all of your shares of a Fund and use the proceeds to buy shares of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 1-800-633-3330 or exchange online at www.loomissayles.com.



.. BY INTERNET If you have established a Personal Identification Number (PIN), and you have established the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, click on "Account Access" at www.loomissayles.com, click on the appropriate user type, and then follow the instructions.

..  BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   1-800-633-3330. Proceeds from telephone redemption requests can be wired to your bank account, sent electronically by ACH to your bank account, or sent by check in the name of the registered owner(s) to the record address.

   Retirement shares may not be redeemed by telephone. Please call Loomis Sayles Funds at 1-800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.


  The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.




  The maximum value of shares that you may redeem by telephone or internet is $50,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

.. SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 1-800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.


Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.



For ACH redemptions, proceeds (less any applicable redemption fee) will generally arrive at your bank within three business days.


MEDALLION SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a medallion signature guarantee for the following types of redemptions:

..  If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
..  If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a medallion signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles Funds in certain cases.

SMALL ACCOUNT POLICY In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts. If your Fund account falls below $50, the Fund may redeem your remaining shares and send the proceeds to you.

HOW TO EXCHANGE SHARES

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund offered through this prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund that offers Admin Class shares without paying a sales charge or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class Shares of your Fund, subject to investment minimums, for Institutional Class shares of any Fund that offers Institutional Class shares, for Class Y shares of any Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust. All exchanges are subject to any restrictions described in the applicable Funds' prospectuses.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 1-800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com, unless you have elected on your account application to decline telephone exchange privileges.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. Each Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Funds' Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING. Without limiting the right of each Fund and the Distributor to refuse any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Funds and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, each Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Funds and the Distributor will not always be able to detect market timing activity, investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

REDEMPTION FEES (Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Worldwide Fund) Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund, although there may be a delay between the time the fee is deducted from such proceeds and when it is paid to the Fund.

The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange.

The Funds currently do not impose a redemption fee on a redemption of:
.. shares acquired by reinvestment of dividends or distributions of a Fund; or .. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or .. shares redeemed as part of a systematic withdrawal plan.

The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time shares must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.

The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund also distributes all of its net capital gains realized after applying any capital loss carry forwards. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. Each of the Funds generally declares and pays such dividends annually. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Funds for investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The tax status of a Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from a Fund representing gains from the sale of securities held by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from a Fund representing gains from the sale of securities held by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distribution and Taxes."

Any gain resulting from the sale or exchange of your shares will generally be subject to tax. Shareholder transactions in a Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or shares held for one year or less generally are taxed at ordinary income rates.

A Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements. A Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in such Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.


In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of
(i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to a Fund in its taxable year beginning on October 1, 2005.


You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the Funds' annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                              Income (Loss) from
                            Investment Operations:              Less Distributions:
                    --------------------------------------  ---------------------------
          Net asset
           value,                  Net realized    Total      Dividends    Distributions
          beginning      Net      and unrealized    from         from        from net
           of the    investment   gain (loss) on investment net investment   realized
           period   income (loss)  investments   operations     income     capital gains
----------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004  $13.69      $(0.13)(c)    $  1.94      $  1.81        $--          $   --
9/30/2003   10.70       (0.10)(c)       3.09         2.99         --              --
9/30/2002   13.56       (0.13)(c)      (2.73)       (2.86)        --              --
9/30/2001   47.71       (0.20)(c)     (33.43)      (33.63)        --           (0.52)
9/30/2000   20.08       (0.26)(c)      29.11        28.85         --           (1.22)

RETAIL CLASS
9/30/2004  $13.46      $(0.16)(c)    $  1.90      $  1.74        $--          $   --
9/30/2003   10.55       (0.13)(c)       3.04         2.91         --              --
9/30/2002   13.41       (0.16)(c)      (2.70)       (2.86)        --              --
9/30/2001   47.33       (0.25)(c)     (33.15)      (33.40)        --           (0.52)
9/30/2000   19.99       (0.38)(c)      28.94        28.56         --           (1.22)


(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Annualized for periods less than one year.


                                                      Ratios to Average Net Assets:
                                               -----------------------------------------

              Net asset            Net assets,
                value,               end of                                                Portfolio
    Total       end of     Total   the period       Net          Gross     Net investment  turnover
distributions the period return(a)    (000)    expenses(b)(d) expenses(d) income (loss)(d)   rate
----------------------------------------------------------------------------------------------------

   $   --       $15.50      13.2%   $ 25,191        1.00%        1.17%         (0.84)%        284%
       --        13.69      27.9      23,866        1.00         1.23          (0.88)         248
       --        10.70     (21.1)     13,421        1.00         1.31          (0.91)         220
    (0.52)       13.56     (71.1)     16,347        1.00         1.13          (0.75)         258
    (1.22)       47.71     147.8      62,364        1.00         1.11          (0.66)         191

   $   --       $15.20      12.9%   $ 25,382        1.25%        1.42%         (1.10)%        284%
       --        13.46      27.6      32,813        1.25         1.47          (1.13)         248
       --        10.55     (21.3)     26,885        1.25         1.45          (1.16)         220
    (0.52)       13.41     (71.2)     41,456        1.25         1.37          (1.01)         258
    (1.22)       47.33     147.0     110,824        1.25         1.35          (0.89)         191

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:               Less Distributions:
                    ----------------------------------------  ---------------------------
          Net asset
           value,                    Net realized    Total      Dividends    Distributions
          beginning      Net        and unrealized    from         from        from net
           of the    investment     gain (loss) on investment net investment   realized
           period   income (loss)    investments   operations     income     capital gains
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS
9/30/2004  $ 8.59      $(0.09)(c)      $  0.46      $  0.37       $   --        $   --
9/30/2003    6.35       (0.06)(c)         2.30         2.24           --            --
9/30/2002    8.83       (0.08)(c)        (2.40)       (2.48)          --            --
9/30/2001   26.98       (0.12)(c)       (17.06)      (17.18)          --         (0.97)
9/30/2000   16.74       (0.16)(c)        10.40        10.24           --            --

RETAIL CLASS
9/30/2004  $ 8.45      $(0.11)(c)      $  0.44      $  0.33       $   --        $   --
9/30/2003    6.26       (0.08)(c)         2.27         2.19           --            --
9/30/2002    8.72       (0.10)(c)        (2.36)       (2.46)          --            --
9/30/2001   26.74       (0.15)(c)       (16.90)      (17.05)          --         (0.97)
9/30/2000   16.65       (0.24)(c)        10.33        10.09           --            --

SMALL CAP VALUE FUND

INSTITUTIONAL CLASS
9/30/2004  $21.34      $ 0.04(c)       $  4.97      $  5.01       $(0.05)       $(0.55)
9/30/2003   17.28        0.05(c)          4.01         4.06           --            --
9/30/2002   19.89        0.10(c)         (0.36)       (0.26)       (0.11)        (2.24)
9/30/2001   20.42        0.16(c)          0.60         0.76        (0.20)        (1.09)
9/30/2000   17.33        0.14(c)          3.36         3.50        (0.14)        (0.27)

RETAIL CLASS
9/30/2004  $21.25      $(0.02)(c)      $  4.95      $  4.93       $(0.01)       $(0.55)
9/30/2003   17.25        0.00(c)(d)       4.00         4.00           --            --
9/30/2002   19.85        0.05(c)         (0.35)       (0.30)       (0.06)        (2.24)
9/30/2001   20.38        0.11(c)          0.60         0.71        (0.15)        (1.09)
9/30/2000   17.28        0.10(c)          3.36         3.46        (0.09)        (0.27)

ADMIN CLASS
9/30/2004  $21.13      $(0.08)(c)      $  4.93      $  4.85       $   --        $(0.55)
9/30/2003   17.20       (0.05)(c)         3.98         3.93           --            --
9/30/2002   19.80        0.00(c)(d)      (0.35)       (0.35)       (0.01)        (2.24)
9/30/2001   20.34        0.05(c)          0.60         0.65        (0.10)        (1.09)
9/30/2000   17.24        0.04(c)          3.37         3.41        (0.04)        (0.27)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. (d) Amount rounds to less than $0.01 per share.

                                                             Ratios to Average Net Assets:
                                                          ---------------------------------

                         Net asset            Net assets,
                           value,               end of                                        Portfolio
    Total     Redemption   end of     Total   the period      Net      Gross   Net investment turnover
distributions    fee     the period return(a)    (000)    Expenses(b) Expenses income (loss)    rate
-------------------------------------------------------------------------------------------------------

   $   --       $0.00(d)   $ 8.96       4.3%   $ 15,867      1.00%      1.31%      (0.95)%       217%
       --          --        8.59      35.3      22,519      1.00       1.19       (0.91)        190
       --          --        6.35     (28.1)     42,415      1.00       1.07       (0.90)        162
    (0.97)         --        8.83     (65.2)    124,479      0.99       0.99       (0.74)        140
       --          --       26.98      61.2     262,147      0.92       0.92       (0.62)        170

   $   --       $0.00(d)   $ 8.78       3.9%   $ 14,589      1.25%      1.52%      (1.19)%       217%
       --          --        8.45      35.0      30,345      1.25       1.43       (1.17)        190
       --          --        6.26     (28.2)     32,135      1.25       1.33       (1.15)        162
    (0.97)         --        8.72     (65.3)     50,197      1.25       1.26       (1.01)        140
       --          --       26.74      60.6      69,416      1.23       1.23       (0.92)        170


   $(0.60)      $0.00(d)   $25.75      23.8%   $346,356      0.90%      0.93%       0.16%         70%
       --          --       21.34      23.5     289,945      0.90       0.94        0.26          74
    (2.35)         --       17.28      (2.6)    234,370      0.94       0.96        0.48          86
    (1.29)         --       19.89       3.9     215,439      0.98       0.98        0.76          98
    (0.41)         --       20.42      20.7     214,919      0.93       0.93        0.76         102

   $(0.56)      $0.00(d)   $25.62      23.5%   $173,411      1.15%      1.18%      (0.08)%        70%
       --          --       21.25      23.2     140,152      1.15       1.20       (0.01)         74
    (2.30)         --       17.25      (2.8)     86,816      1.19       1.20        0.22          86
    (1.24)         --       19.85       3.6      97,544      1.22       1.22        0.51          98
    (0.36)         --       20.38      20.4      92,698      1.17       1.17        0.53         102

   $(0.55)      $0.00(d)   $25.43      23.3%   $ 62,680      1.40%      1.43%      (0.33)%        70%
       --          --       21.13      22.9      37,411      1.40       1.47       (0.27)         74
    (2.25)         --       17.20      (3.0)     24,655      1.44       1.53       (0.01)         86
    (1.19)         --       19.80       3.3      16,471      1.50       1.59        0.23          98
    (0.31)         --       20.34      20.1      11,391      1.50       1.68        0.21         102

FINANCIAL HIGHLIGHTS

                               Income (Loss) from
                             Investment Operations:              Less Distributions:
                     --------------------------------------  ---------------------------
           Net asset
            value,                  Net realized    Total      Dividends    Distributions
           beginning      Net      and unrealized    from         from        from net
            of the    investment   gain (loss) on investment net investment   realized
            period   income (loss)  investments   operations     income     capital gains
-----------------------------------------------------------------------------------------
TAX-MANAGED EQUITY FUND

INSTITUTIONAL CLASS
9/30/2004   $ 7.66       $0.05(c)      $ 0.97       $ 1.02       $(0.19)       $   --
9/30/2003     6.78        0.06(c)        0.85         0.91        (0.03)           --
9/30/2002     7.67        0.06(c)       (0.81)       (0.75)       (0.14)           --
9/30/2001    11.16        0.12(c)       (1.60)       (1.48)       (0.09)        (1.92)
9/30/2000    13.46        0.12           2.43         2.55        (0.07)        (4.78)

VALUE FUND

INSTITUTIONAL CLASS
9/30/2004   $13.52       $0.21(c)      $ 2.39       $ 2.60       $(0.17)       $   --
9/30/2003    11.17        0.15(c)        2.29         2.44        (0.09)           --
9/30/2002    13.90        0.13(c)       (2.42)       (2.29)       (0.16)        (0.28)
9/30/2001    15.12        0.14(c)       (1.19)       (1.05)       (0.17)           --
9/30/2000    16.54        0.17           0.41         0.58        (0.15)        (1.85)

WORLDWIDE FUND

INSTITUTIONAL CLASS
9/30/2004   $ 9.32       $0.25(c)      $ 0.96       $ 1.21       $(0.34)       $   --
9/30/2003     7.53        0.32(c)        1.74         2.06        (0.27)           --
9/30/2002*    8.48        0.35(c)       (0.55)       (0.20)       (0.75)           --
9/30/2001    13.93        0.65(c)       (2.44)       (1.79)       (0.35)        (3.31)
9/30/2000    10.28        0.58(c)        4.02         4.60        (0.48)        (0.47)

(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. *As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                             Ratios to Average Net Assets:
                                                          ----------------------------------

                         Net asset            Net assets,
                           value,               end of                                        Portfolio
    Total     Redemption   end of     Total   the period      Net      Gross   Net investment turnover
distributions    fee     the period return(a)    (000)    expenses(b) expenses income (loss)    rate
-------------------------------------------------------------------------------------------------------

   $(0.19)       $--       $ 8.49      13.4%    $ 5,202      0.65%      3.39%       0.59%         27%
    (0.03)        --         7.66      13.5       2,490      0.65       1.82        0.81         200
    (0.14)        --         6.78     (10.1)     17,426      0.65       1.14        0.72         188
    (2.01)        --         7.67     (15.9)     19,211      0.65       1.05        1.29         300
    (4.85)        --        11.16      25.3      23,718      0.65       0.95        1.00         356


   $(0.17)       $--       $15.95      19.4%    $33,563      0.85%      0.93%       1.38%         47%
    (0.09)        --        13.52      22.0      37,959      0.85       0.92        1.23          56
    (0.44)        --        11.17     (17.2)     33,025      0.85       0.90        0.90          66
    (0.17)        --        13.90      (7.1)     39,549      0.85       0.96        0.87          90
    (2.00)        --        15.12       3.6      38,792      0.85       0.89        0.87          73


   $(0.34)       $--       $10.19      13.2%    $17,274      1.00%      1.87%       2.55%         69%
    (0.27)        --         9.32      28.0      10,499      1.00       2.23        3.81          94
    (0.75)        --         7.53      (3.0)      8,340      1.00       2.43        4.26         113
    (3.66)        --         8.48     (15.0)      8,528      1.00       2.58        6.85         160
    (0.95)        --        13.93      46.5       9,748      1.00       2.48        4.26         183

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds' investments. The SAI, the independent registered public accounting firm's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about each Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file numbers as set forth below.

PORTFOLIO HOLDINGS A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

IXIS Asset Management Distributors, L.P. (IXIS Distributors), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.
    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com


Loomis Sayles Funds I                                             M-LSEF51-0205

File No. 811-8282 Loomis Sayles Funds II File No. 811-6241

[LOGO] Loomis Sayles

                                    [GRAPHIC]


                                    [GRAPHIC]




                              LOOMIS SAYLES INVESTMENT GRADE BOND FUND--Class J

[LOGO]  Loomis Sayles Funds

                                                  PROSPECTUS . FEBRUARY 1, 2005

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY
  Loomis Sayles Investment Grade Bond Fund        1

  Summary of Principal Investment Risks           5

FEES AND EXPENSES OF THE FUND                     8

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
  AND RISK CONSIDERATIONS                         9

MANAGEMENT
  Investment Adviser                             18
  Portfolio Managers                             18
  Service and Distribution Plan                  18
  Sales Charge                                   19

GENERAL INFORMATION
  How Fund Shares are Priced                     20
  How to Purchase Shares                         22
  Restrictions on Buying and Selling Shares      23
  How to Redeem Shares                           24
  Dividends and Distributions                    25
  Tax Consequences                               25

FINANCIAL HIGHLIGHTS                             27

APPENDIX A                                       30


You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY


LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.


The Fund will not invest in equity securities of any kind or make any equity investment.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in temporary defensive strategies, foreign currency hedging transactions, swap transactions, and securities lending.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the backcover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:

.. currency risk - the risk that the value of the Fund's investments will fall as a result of changes in exchange rates.


.. credit risk - the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund.


.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment.


.. foreign risk - the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes.

.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.


..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses.
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally.
.. liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them.



A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time. If such redemptions were to occur, the Fund would likely be required to dispose of securities that the Fund's adviser would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.


For more information see the section "Summary of Principal Risks".

FUND PERFORMANCE The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns for the one-year, five-year and since inception periods compared to those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Class J shares. The annual returns shown in the bar chart do not reflect sales charges borne by Class J shares of the Fund. If these sales charges were reflected, returns would be less than those shown. For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Class Y shares (formerly Institutional Class), adjusted to reflect the higher fees paid by Class J shares. The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit Fund expenses.



                                  [BAR CHART]


                                     Return

1997    1998   1999   2000    2001   2002    2003    2004
-----   ----   ----   -----   ----   ----   ------  ------
13.66%  2.51%  3.17%  10.21%  5.29%  9.91%  18.73%  9.14%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.04% (2nd quarter 2003), and the Fund's worst quarter was down 4.00% (2nd quarter 2004).



PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown in this table for Class J shares of the Fund reflect the effect of sales charges borne by Class J shares.


          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 20041


-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                                   of the
                                                                                    Fund
                                                                  1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND CLASS J RETURN
BEFORE TAXES/1/                                                   5.36%   9.78%    8.47%
RETURN AFTER TAXES2
   Return After Taxes on Distributions                            2.88%   7.38%    5.87%
   Return After Taxes on Distributions and Sale of Fund Shares    3.70%   6.95%    5.65%
LEHMAN GOVERNMENT/CREDIT INDEX/3/                                 4.19%   8.00%    7.08%

(Index returns reflect no deduction for fees, expenses or taxes)

1 For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Class Y shares (formerly, Institutional Class), adjusted to reflect the higher fees paid by Class J shares. The Fund's performance through December 31, 2004 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3 Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2004.

SUMMARY OF PRINCIPAL INVESTMENT RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. Securities denominated in, or receive revenues in, foreign currency are subject to currency risk.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.

The Fund may invest in a portion of its assets in lower rated fixed income securities ("junk bonds") which are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

The Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) which may be subject to greater credit risk because of these investments.

The Fund may invest in foreign securities which are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

DERIVATIVES RISK


The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.


Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities or durations than for funds that invest in fixed income securities with shorter maturities or durations.



Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly than the value of other types of securities. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.



Interest rate risk is more pronounced with respect to fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities because the prices of those types of securities tend to react more to changes in interest rates.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK


This is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. Market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.


FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment.


Emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                     MAXIMUM SALES CHARGE
                                        (LOAD) IMPOSED
                                         ON PURCHASES
                                     (AS A PERCENTAGE OF
CLASS OF FUND SHARES                   OFFERING PRICE)
---------------------------------------------------------
INVESTMENT GRADE BOND FUND - CLASS J        3.50%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                               TOTAL
                                                              ANNUAL      FEE
                                      DISTRIBUTION             FUND     WAIVER/
                          MANAGEMENT AND/OR SERVICE  OTHER   OPERATING REIMBURSE-    NET
FUND                         FEES     (12B-1) FEES  EXPENSES EXPENSES    MENT*    EXPENSES*
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT
GRADE BOND FUND - CLASS J   0.40%        0.75%       0.18%     1.33%     0.03%      1.30%
-------------------------------------------------------------------------------------------


 * Loomis Sayles has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses. This undertaking is in effect through January 31, 2006, and will be re-evaluated on an annual basis thereafter. Without this undertaking expenses would have been higher.


EXAMPLE


The following example** translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.



FUND                                               1 YEAR** 3 YEARS** 5 YEARS** 10 YEARS**
------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND - CLASS J   $478     $754     $1,051     $1,893
------------------------------------------------------------------------------------------

 ** The example is based on the net expenses for the 1-year period for the Fund and on the total annual fund operating expenses for the remaining years.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Fund.



The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.


Pursuant to exemptive relief that may in the future be granted by the SEC, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the CDC Nvest Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for CDC Nvest Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and sub-advised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.



Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from each other through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: CDC Nvest Funds Trust I (except the CGM Advisor Targeted Equity Fund series), CDC Nvest Funds Trust II, CDC Nvest Funds Companies Trust I, CDC Nvest Funds Trust III, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and sub-advisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and sub-advisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Fund and the series of mutual fund groups listed above are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation (CMO) structure described below. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

   Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.


Foreign currency transactions involve costs and may result in losses.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States other than obligations of supranational entities are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.


MORTGAGE BACKED SECURITIES


Mortgage-backed securities, such as Government National Mortgage Association ("GNMA") certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Fund's trustees, that a particular issue of Rule 144A securities is liquid.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3 of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

SWAP TRANSACTIONS

The Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies.

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.


Some U.S. Government securities that are backed by the full faith and credit of the U.S. Government, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.


Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, such Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distribution and Taxes."

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.


As previously described in the section "Fees and Expenses of the Fund", the Fund during the fiscal year ended September 30, 2004 paid (after waiver or reimbursement) Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services at the following annual rates. These fees are expressed as a percentage of the Fund's average net assets:




FUND                                     MANAGEMENT FEE
-------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund     0.39%
-------------------------------------------------------




PORTFOLIO MANAGERS


The following persons have primary responsibility for the day-to-day management of the Fund's portfolio since the date stated below. Each portfolio manager has been employed by Loomis Sayles for at least five years.


Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Mr. Fuss joined Loomis Sayles in 1976.

Steven Kaseta, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since February, 2002. Mr. Kaseta joined Loomis Sayles in 1994.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of 0.25% of the Fund's average daily net assets attributable to Class J shares and a monthly distribution fee of 0.50% of the Fund's average daily assets attributable to Class J shares.

The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by the Fund's transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.


     SALES CHARGE AS A               SALES CHARGE AS A
PERCENTAGE OF OFFERING PRICE PERCENTAGE OF NET AMOUNT INVESTED
--------------------------------------------------------------
           3.50%                           3.63%
--------------------------------------------------------------

The sales charge is allocated between your broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% as a percentage of the public offering price. The Fund receives the NAV.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:


.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
..  Requests received by IXIS Asset Management Distributors, L.P.
   ("Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.


* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "How to Purchase Shares" and "How to Redeem Shares."

Generally, Fund securities are valued as follows:

..  EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.
.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
..  SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) --
   amortized cost (which approximates market value).
..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.
..  OPTIONS -- last sale price, or if not available, last offering price.
.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. ALL OTHER SECURITIES -- fair market value as determined by the adviser of the Fund pursuant to procedures approved by the Board of Trustees.


Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (1-800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the Exchange for shares to be bought or sold at the Fund's NAV on that day.

.. BY CHECK All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

.. BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 4133-408-7
       Attn: Custody and Shareholder Services
       Investment Grade Bond Fund - Class J

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the

Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be a part of transactions intended to take advantage of short-term swings in the market.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.


RESTRICTIONS ON BUYING AND SELLING SHARES



Frequent purchases and redemptions of Fund shares may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.



The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.



LIMITS ON FREQUENT TRADING. Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of the Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of the Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in the Fund followed by a subsequent redemption; or (ii) there are two purchases into the Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."


TRADE ACTIVITY MONITORING. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.


HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order.

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Trustees and as permitted by applicable law. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

..  Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Internal Revenue Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership). Information regarding the taxation of U.S. shareholders is contained in the Statement of Additional Information.


Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.





In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning October 1, 2005.


Properly designated distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and any gain realized by you upon the sale, exchange, or redemption of Fund shares will ordinarily not be subject to U.S. income taxation. However, redemption proceeds and distributions of investment income and of net capital gain may be subject to backup withholding at a rate of 30% if certain conditions are not met, including if you fail to certify as to your status as a foreign person. In addition, if your income from the Fund is "effectively connected" with a U.S. trade or business, you will be subject in general to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder, and if you are a foreign corporation, such income may also be subject to a branch profits tax.

Distributions of investment income and net capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the distribution is taxable, as described above.

Since the Fund invests exclusively in fixed income securities, distributions from the Fund will not be eligible to be treated as qualified dividend income.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund's could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.


This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual reports to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

FINANCIAL HIGHLIGHTS

                                Income (Loss) from
                              Investment Operations              Less Distributions
                       ------------------------------------ ---------------------------
             Net asset
              value,               Net realized    Total      Dividends    Distributions
             beginning    Net     and unrealized    from         from        from net
              of the   investment gain (loss) on investment net investment   realized
              period     income    investments   operations     income     capital gains
----------------------------------------------------------------------------------------
CLASS J
9/30/2004     $11.53     $0.48(d)     $ 0.44       $0.92        $(0.55)       $(0.07)
9/30/2003      10.22      0.52(d)       1.47        1.99         (0.54)        (0.14)
9/30/2002(f)   10.09      0.54(d)       0.09        0.63         (0.48)        (0.02)
9/30/2001       9.91      0.57(d)       0.19        0.76         (0.58)           --
9/30/2000       9.95      0.65(d)      (0.04)       0.61         (0.65)           --



(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods of less than one year are not annualized. (b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher. (c) Annualized for periods less than one year. (d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period. (e) A sales charge for Class J shares is not reflected in total return calculations. (f) As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the effect of this change per share for Class J net investment income and net realized and unrealized gain (loss) was less than $0.01. The ratio of net investment income to average net assets for Class J decreased from 5.35% to 5.33% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001, have not been restated to reflect this change in presentation.


                                                     Ratios to Average Net Assets:
                                                 ------------------------------------
              Net asset
               value,                Net assets,
               end of                end of the                                Net     Portfolio
    Total        the       Total       period         Net          Gross    investment turnover
distributions  period   return(a)(e)    (000)    expenses(b)(c) expenses(c) Income(c)    rate
------------------------------------------------------------------------------------------------
   $(0.62)     $11.83        8.3%     $342,871        1.30%        1.33%       4.15%      29%
    (0.68)      11.53       20.0       335,666        1.30         1.36        4.79       34
    (0.50)      10.22        6.4       211,105        1.30         1.55        5.33       39
    (0.58)      10.09        7.9        91,569        1.30         1.71        5.65       15
    (0.65)       9.91        6.4        30,264        1.30         2.97        6.59       23

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund's investments. The SAI, the independent registered public accounting firm's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get free copies of these materials, request other information about the Fund described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles Funds' web site at http://www.loomissayles.com, or by calling Loomis Sayles Funds toll-free at 1-800-633-3330.

You may review and copy information about the Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number as set forth below.


PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


IXIS Asset Management Distributors, L.P. (IXIS Distributors), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.

    Loomis Sayles Funds
    P.O. Box 219594
    Kansas City, MO 61421-9594
    1-800-633-3330
    www.loomissayles.com

Loomis Sayles Funds II
File No. 811-6241

[LOGO] Loomis Sayles

[GRAPHIC APPEAR HERE]

--------------------------------------------------------------------------------


Statement of Additional Information - PART I
February 1, 2005


Loomis Sayles Core Plus Bond Fund
Loomis Sayles Government Securities Fund
Loomis Sayles High Income Fund
Loomis Sayles Investment Grade Bond Fund
Loomis Sayles Limited Term Government and Agency Fund
Loomis Sayles Massachusetts Tax Free Income Fund
Loomis Sayles Municipal Income Fund
Loomis Sayles Strategic Income Fund

        This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated February 1, 2005 for Class A, Class B or Class C shares, or the Prospectus for Class Y shares (the "Prospectus" or "Prospectuses"), as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

        Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds as well as other CDC Nvest Funds.


        Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund are each a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers shares of a total of eight funds. The Loomis Sayles Massachusetts Tax Free Income Fund is a diversified fund and a series of CDC Nvest Funds Trust II, a registered open-end management investment company that offers shares of a total of two separate series. Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund are each a diversified fund and a series of Loomis Sayles Funds II, a registered, open-end management investment company that offers shares of a total of thirteen funds. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."


        The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478.

                                Table of Contents


PART I                                                                 PAGE
INVESTMENT RESTRICTIONS................................................. ii
FUND CHARGES AND EXPENSES............................................. xiii
OWNERSHIP OF FUND SHARES............................................... xxi

PART II
MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS.................... 3
MANAGEMENT OF THE TRUSTS................................................ 25
PORTFOLIO TRANSACTIONS AND BROKERAGE.................................... 48
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES....................... 51
PORTFOLIO TURNOVER...................................................... 56
PORTFOLIO HOLDINGS INFORMATION.......................................... 56
HOW TO BUY SHARES....................................................... 57
NET ASSET VALUE AND PUBLIC OFFERING PRICE............................... 58
REDUCED SALES CHARGES................................................... 59
SHAREHOLDER SERVICES.................................................... 61
REDEMPTIONS............................................................. 67
PERFORMANCE INFORMATION................................................. 70
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ............ 71
FINANCIAL STATEMENTS ................................................... 76
APPENDIX A ............................................................ A-1


--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

        The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust's Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.




Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund") will not:

*(1) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)     Write, purchase or sell options or warrants, except that the Fund may
        (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.


+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).


(12) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. The term "bond investments" includes debt securities of any maturity. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").

(13) Invest less than 80% of its assets in investment-grade securities (those rated BBB or higher by Standard and Poor's Rating Group ("S&P"), or Baa or higher by Moody's Investor Services, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles.

(14) Invest more than 20% of its assets, at the time of purchase, in bonds rated below BBB by S&P and below Baa by Moody's (also known as "junk bonds") or, if unrated, of comparable quality as determined by Loomis Sayles.

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

        In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.




Loomis Sayles Government Securities Fund (the "Government Securities Fund") will not:

(1) Invest in any securities other than U.S. government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements.

*(2) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(6) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.


+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).


(10) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(11) Invest more than 20% of its net assets (plus borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders.

        Although the Government Securities Fund may from time to time issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (5) and (6) above, the Fund has no current intention of engaging in such investment techniques.

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(9) above.

        In restriction (10), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

        In restriction (11), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.




Loomis Sayles High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases.

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.


*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indices and (b) write, purchase or sell put or call options on securities, on securities indices or on futures contracts of the type referred to in clause (a) of this restriction.


*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)    Make short sales of securities or maintain a short position.

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10)   Underwrite the securities of other issuers.

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds II's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.


+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).


        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(15) above.




Loomis Sayles Investment Grade Bond Fund (the "Investment Grade Bond Fund") will not:

(1)     Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)


(5) With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.


(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
        (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)


*(8) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).


*(9) Borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value) whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in investment grade fixed income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(16)    Invest in equity stocks or make any other equity investments.

        The Fund intends, based on the views of the Securities and Exchange Commission to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

        In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

        For the purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

        In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his/her own account whether in his/her own or other name (as well as a nominee's name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

        If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.




Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund") will not:

*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).


(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

        Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(10) above.

        In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.




Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Fund") will not:

*(1) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(5) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

(7) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

*(8) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(9) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments the income of which is exempt from federal and Massachusetts state income tax.

(12) Invest less than 90% of its net assets in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax) and Massachusetts personal income tax.

(13) Invest more than 20% of its assets in securities on which the interest is subject to the alternative minimum tax for individuals.

        In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

        The Fund may invest more than 25% of the value of its total assets in private activity bonds, the interest from which is exempt from both federal and state personal income taxes, but not more than 25% in bonds backed by non-governmental users in any one industry. However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a non-fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than Tax Exempt Securities (as described under "Miscellaneous Investment Strategies and Related Risks" in
Part II of this Statement), will normally not exceed 10% of the total amount of the Fund's income distributions.

        The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard & Poor's or Fitch, or Aaa, Aa, A, or Baa by Moody's or are non-rated but are considered to be of comparable quality by the Fund's adviser.




Loomis Sayles Municipal Income Fund (the "Municipal Income Fund") will not:

*(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(2) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

(3) Invest more than 25% of its total assets (taken at current value) in private activity bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(5) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(7) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(10) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts.

*(11) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(13) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax).

(14) Invest more than 20% of the Fund's net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals.

        The Fund may invest more than 25% of its assets in private activity bonds, subject to limitation (3) above.

        In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry).

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well).

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities.

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).


(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).


*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)


        The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction
(11) above.

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES


        Pursuant to separate advisory agreements, Loomis Sayles has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund except the Core Plus Bond Fund and Government Securities Fund.


        For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

                                                              Advisory Fee Payable by Fund to Loomis Sayles
Fund                               Date of Agreement          (as a % of average daily net assets of the Fund)
---------------------------        ---------------------      ------------------------------------------------
Core Plus Bond Fund                September 1, 2003          0.2500% of the first $100 million
                                                              0.1875% of amounts in excess of $100 million

Government Securities Fund         September 1, 2003          0.2750% of the first $200 million
                                                              0.2625% of the next $300 million
                                                              0.2500% of amounts in excess of $500 million

High Income Fund                   September 12, 2003         0.600%
                                   amended July 1, 2004*

Investment Grade Bond Fund         October 30, 2000           0.400%

Limited Term Government and        September 12, 2003         0.570% of the first $200 million
Agency Fund                                                   0.545% of the next $300 million
                                                              0.520% of amounts in excess of $500 million

Massachusetts Fund                 September 1, 2003          0.300% of the first $100 million
                                                              0.250% of amounts in excess of $100 million

Municipal Income Fund              September 12, 2003         0.500% of the first $100 million
                                                              0.375% of amounts in excess of $100 million

Strategic Income Fund              September 12, 2003         0.650% of the first $200 million
                                                              0.600% of amounts in excess of $200 million

* Prior to July 1, 2004, the advisory fee rate was 0.70% of the first $200 million of average daily net assets and 0.65% of average daily net assets in excess of $200 million.

        For the current fiscal year, the following table shows the total advisory fees paid by the Funds to Loomis Sayles, the Funds' current adviser. For fiscal years 2002 and 2003, the following table shows the total advisory fees (including subadvisory fees) paid to IXIS Asset Management Advisors, L.P. ("IXIS Advisors", formerly named CDC IXIS Asset Management Advisers, L.P.), the former adviser to all Funds except Investment Grade Bond Fund, and Loomis Sayles, the former subadviser to all Funds except Investment Grade Bond Fund:


                                            Advisory Fees/1/,/2/
                                            --------------------
Core Plus Bond Fund
                                     1/1/02-          1/01/03 -      10/01/03 -
                                   -----------      -----------     -----------
                                    12/31/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $ 1,317,903      $   941,859     $   630,219
IXIS Advisors
        Total Paid                 $   658,951      $   443,986              --
Loomis Sayles
        Total Paid                 $   658,952      $   497,873     $   630,219

Government Securities Fund
                                     1/1/02-          1/01/03 -      10/01/03 -
                                   -----------      -----------     -----------
                                    12/31/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $   502,700      $   374,861     $   205,023
IXIS Advisors
        Total Paid                 $   251,350      $   177,721              --
Loomis Sayles
        Total Paid                 $   251,350      $   197,140     $   205,023

High Income Fund
                                     1/1/02-         1/01/03 -       10/01/03 -
                                   -----------      -----------     -----------
                                     12/31/02         9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $   407,408      $   260,331     $   330,146
IXIS Advisors
        Total Paid                 $   203,704      $   115,794              --
Loomis Sayles
        Total Paid                 $   203,704      $   144,537     $   330,146

Investment Grade Bond Fund
                                    10/01/02-        10/01/03 -      10/01/03 -
                                   -----------      -----------     -----------
                                     9/30/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                                                  $ 1,506,744
Loomis Sayles
        Fee Earned                 $   624,862      $ 1,092,528     $ 1,506,744
        Amount Waived              $   440,118      $     6,771     $    43,823
        Total Paid                 $   184,774      $ 1,085,757     $ 1,462,921

Limited Term Government and Agency Fund

                                     1/1/02-         1/01/03 -       10/01/03 -
                                   -----------      -----------     -----------
                                    12/31/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $   774,861      $   628,035     $   773,694
IXIS Advisors
        Total Paid                 $   387,430      $   279,606              --
Loomis Sayles
        Total Paid                 $   387,431      $   348,429     $   773,694

Massachusetts Fund
                                     1/1/02-         1/01/03 -       10/01/03 -
                                   -----------      -----------     -----------
                                    12/31/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $   590,987      $   402,028     $   265,074
IXIS Advisors
         Fee Earned                $   295,493      $   189,740              --
         Amount Waived                      --               --              --
         Total Paid                $   295,493      $   189,740              --
Loomis Sayles
         Fee Earned                         --      $   212,288
         Amount Waived                      --               --
         Total Paid                $   295,494      $   212,288     $   265,074

Municipal Income Fund
                                     1/1/02-         1/01/03 -       10/01/03 -
                                   -----------      -----------     -----------
                                     12/31/02         9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $   686,999      $   488,937     $   606,254
IXIS Advisors                               --
         Total Paid                $   343,500      $   218,301              --
Loomis Sayles
         Total Paid                $   343,499      $   270,636     $   606,254

Strategic Income Fund
                                     1/1/02-         1/01/03 -       10/01/03 -
                                   -----------      -----------     -----------
                                    12/31/02          9/30/03         9/30/04
                                   -----------      -----------     -----------
Total Advisory Fee                 $ 1,404,810      $ 1,282,724     $ 3,264,555
IXIS Advisors
         Total Paid                $   652,405      $   526,736              --
Loomis Sayles
         Total Paid                $   752,405      $   755,988     $ 3,264,555


----------

/1/ This table does not reflect any fees paid under the Advisory Administration agreements described later in this Statement.


/2/ On September 12, 2003, the High Income Fund and Limited Term Government and Agency Fund, formerly series of CDC Nvest Funds Trust II, and Strategic Income Fund, formerly a series of CDC Nvest Funds Trust I, were reorganized as series of Loomis Sayles Funds II (these funds, as series of the former trusts, are referred to in this paragraph as Predecessor Funds and, as series of Loomis Sayles Funds II, are referred to in this paragraph as Successor Funds). As a result, each Successor Fund assumed the financial and accounting information of its respective Predecessor Fund. The table therefore includes fees under previous investment advisory and subadvisory arrangements applicable to the Predecessor Funds. The advisory fees reported for fiscal year 2002 and part of the fiscal year 2003 reflect these arrangements. In addition, effective September 1, 2003, the investment advisory agreements among the Core Plus Bond Fund and Government Securities Fund, on the one hand, and IXIS Advisors, on the other hand, were amended to replace IXIS Advisors with Loomis Sayles as investment adviser to the Funds. Prior to September 1, 2003, Loomis Sayles managed the assets of these Funds as subadviser under separate investment subadvisory agreements that terminated on September 1, 2003. IXIS Advisors continues to provide certain administrative and oversight services to the Core Plus Bond Fund and Government Securities Fund under separate Advisory Administration Agreements.


        Loomis Sayles and IXIS Advisors (in the case of the Core Plus Bond Fund) have given a binding undertaking (for all classes of the Funds in the table below) to reduce the advisory fees, and if necessary, to bear certain expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Funds, to the extent necessary to limit the Funds' expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles and IXIS Advisors (in the case of the Core Plus Bond Fund) for a period of one-year from the date shown, and will be reevaluated on an annual basis thereafter, subject to the obligation of each Fund to pay such deferred fees or expense reimbursement in later periods to the extent that each Fund's expenses fall below the expense limit; provided, however, that each Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.


Fund                               Expense Limit          Date of Undertaking
--------------------------         -------------          -------------------
Core Plus Bond Fund                                       February 1, 2005
     Class A                       1.15%
     Class B                       1.90%
     Class C                       1.90%
     Class Y                       0.90%
Investment Grade Bond Fund                                February 1, 2005
     Class A                       0.78%
     Class B                       0.78%
     Class C                       0.78%
     Class Y                       0.53%
Massachusetts Fund                                        February 1, 2005
     Class A                       1.40%
     Class B                       2.05%
Strategic Income Fund                                     February 1, 2005
     Class A                       1.25%
     Class B                       2.00%
     Class C                       2.00%
     Class Y                       1.00%


ADVISORY ADMINISTRATION AGREEMENT


        Pursuant to separate advisory administration agreements, Core Plus Bond Fund, Government Securities Fund, and Massachusetts Fund have retained IXIS Advisors to provide certain administrative and oversight services to these Funds. For the services described in the advisory administration agreements, IXIS Advisors receives fees at the annual rates set forth in the following table:



                                                       Advisory Administration Fee Payable by Fund to IXIS
                                Date of                Advisors
Fund                            Agreement              (as a % of average daily net assets of the Fund)
--------------------------      -----------------      ---------------------------------------------------
Core Plus Bond Fund             September 1, 2003      0.2500% of the first $100 million
                                                       0.1875% of amounts in excess of $100 million

Government Securities Fund      September 1, 2003      0.2750% of the first $200 million
                                                       0.2625% of the next $300 million
                                                       0.2500% of amounts in excess of $500 million

Massachusetts Fund              September 1, 2003      0.300% of the first $100 million
                                                       0.250% of amounts in excess of $100 million



        For the period September 1, 2003 to September 30, 2003 and for the fiscal year ended September 30, 2004, the following table shows the advisory administration fees paid by Core Plus Bond Fund, Government Securities Fund, and Massachusetts Fund to IXIS Advisors:


                                                 9/1/03 -       10/1/03 -
           Fund                                   9/30/03        9/30/04
           --------------------------            --------       ---------
           Core Plus Bond Fund                   $ 53,887       $ 603,219
           Government Securities Fund            $ 19,419       $ 205,023
           Massachusetts Fund                    $ 22,549       $ 265,074

BROKERAGE COMMISSIONS

        None of the Funds or any of their Predecessor Funds paid any brokerage commissions in 2002. In 2003 High Income Fund, Investment Grade Bond Fund and Strategic Income Fund paid $250, $8,655 and $30,629, respectively, in brokerage commissions. In 2004 High Income Fund, Investment Grade Bond Fund, and Strategic Income Fund paid $611, $5, and $33, 464, respectively.

        For a description of how transactions in portfolio securities are effected and how the Funds' adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

Regular Broker-Dealers

        The table below contains the aggregate value of securities of each Fund's regular broker-dealers+ (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending September 30, 2004.



                                                                Aggregate Value of Securities
                                                                of each Regular Broker or
                                                                Dealer (or its Parent) held
Fund                         Regular Broker-Dealer              by Fund
------------------------     -------------------------------    -------------------------------
Core Plus Bond Fund          Citigroup, Inc.                               $3,677,862
                             JP Morgan Chase and Co.                       $  761,313
                             Goldman Sachs Group, Inc.                     $  753,817


+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

        As explained in Part II of this Statement, the Class A, Class B and Class C shares (except in the case of the Government Securities Fund, which does not offer Class C shares) of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds (including their Predecessor Funds) under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.

                                            1/1/02 -    1/1/03 -      10/1/03 -
Fund                                        12/31/02     9/30/03        9/30/04
---------------------------------------    ----------   ----------   ----------
Core Plus Bond Fund
  Class A                                  $  397,181   $  263,615   $  312,845
  Class B                                  $1,314,367   $1,147,439   $1,547,638
  Class C                                  $  103,081   $   62,083   $   68,011
Government Securities Fund
  Class A                                  $  177,887   $  139,173   $  149,737
  Class B                                  $  142,039   $  129,149   $  121,316
High Income Fund
  Class A                                  $   67,018   $   44,308   $   62,823
  Class B                                  $  282,083   $  174,650   $  208,830
  Class C                                  $   31,502   $   20,020   $   27,615
Limited Term Government and Agency Fund
  Class A                                  $  373,753   $  301,134   $  361,411
  Class B                                  $  144,101   $  119,150   $  116,983
  Class C                                  $   68,615   $   65,626   $   76,233
Massachusetts Fund
  Class A                                  $  318,340   $  230,730   $  271,068
  Class B                                  $   75,554   $   48,402   $   51,109
Municipal Income Fund
  Class A                                  $  341,958   $  242,276   $  295,653
  Class B                                  $  130,927   $   85,415   $  100,731
Strategic Income Fund
  Class A                                  $  226,621   $  212,541   $  590,762
  Class B                                  $  984,230   $  825,818   $1,251,818
  Class C                                  $  277,462   $  325,425   $1,593,979

                                           10/1/01 -     10/1/02-     10/1/03 -
Fund                                         9/30/02      9/30/03      9/30/04
---------------------------------------    ----------   ----------   ----------
Investment Grade Bond Fund
Class A                                    $        0   $      743   $   14,567
Class B                                    $        0   $       20   $   10,253
Class C                                    $        0   $        1   $   44,550



        During the fiscal year ended September 30, 2004, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):

Core Plus Bond Fund
(Class A shares)
Compensation to Investment Dealers                                    $  303,889
Compensation to Distributor's Sales Personnel and Other Related Costs $  207,492
                                                                      ----------
                                                  TOTAL               $  511,382

(Class B shares)
Compensation to Investment Dealers                                    $  923,774
Compensation to Distributor's Sales Personnel and Other Related Costs $  655,353
                                                                      ----------
                                                  TOTAL               $1,579,127

(Class C shares)
Compensation to Investment Dealers                                    $   70,100
Compensation to Distributor's Sales Personnel and Other Related Costs $   16,187
                                                                      ----------
                                                  TOTAL               $   86,287


                                      xviii

Government Securities Fund
(Class A shares)
Compensation to Investment Dealers                                     $ 140,823
Compensation to Distributor's Sales Personnel and Other Related Costs  $  42,280
                                                                       ---------
                                                  TOTAL                $ 183,103

(Class B shares)
Compensation to Investment Dealers                                     $  28,890
Compensation to Distributor's Sales Personnel and Other Related Costs  $  17,699
                                                                       ---------
                                                  TOTAL                $  46,589

High Income Fund
(Class A shares)
Compensation to Investment Dealers                                     $  53,113
Compensation to Distributor's Sales Personnel and Other Related Costs  $  69,597
                                                                       ---------
                                                  TOTAL                $ 122,710

(Class B shares)
Compensation to Investment Dealers                                     $  50,176
Compensation to Distributor's Sales Personnel and Other Related Costs  $   7,031
                                                                       ---------
                                                  TOTAL                $  57,207

(Class C shares)
Compensation to Investment Dealers                                     $  26,967
Compensation to Distributor's Sales Personnel and Other Related Costs  $   5,903
                                                                       ---------
                                                  TOTAL                $  32,871

Investment Grade Bond Fund
(Class A shares)
Compensation to Investment Dealers                                     $  14,134
Compensation to Distributor's Sales Personnel and Other Related Costs  $ 137,493
                                                                       ---------
                                                  TOTAL                $ 151,627

(Class B shares)
Compensation to Investment Dealers                                     $     783
Compensation to Distributor's Sales Personnel and Other Related Costs  $  16,199
                                                                       ---------
                                                  TOTAL                $  16,982

(Class C shares)
Compensation to Investment Dealers                                     $  98,010
Compensation to Distributor's Sales Personnel and Other Related Costs  $ 151,597
                                                                       ---------
                                                  TOTAL                $ 249,607

Limited Term Government and Agency Fund
(Class A shares)
Compensation to Investment Dealers                                     $ 272,709
Compensation to Distributor's Sales Personnel and Other Related Costs  $ 161,069
                                                                       ---------
                                                  TOTAL                $ 433,778

(Class B shares)
Compensation to Investment Dealers                                     $  26,561
Compensation to Distributor's Sales Personnel and Other Related Costs  $   8,316
                                                                       ---------
                                                  TOTAL                $  34,877

(Class C shares)
Compensation to Investment Dealers                                    $   67,513
Compensation to Distributor's Sales Personnel and Other Related Costs $   16,129
                                                                      ----------
                                                  TOTAL               $   83,642

Massachusetts Fund
(Class A shares)
Compensation to Investment Dealers                                    $  192,604
Compensation to Distributor's Sales Personnel and Other Related Costs $   16,061
                                                                      ----------
                                                  TOTAL               $  208,665

(Class B shares)
Compensation to Investment Dealers                                    $   11,789
Compensation to Distributor's Sales Personnel and Other Related Costs $    1,635
                                                                      ----------
                                                  TOTAL               $   13,424

Municipal Income Fund
(Class A shares)
Compensation to Investment Dealers                                    $  276,199
Compensation to Distributor's Sales Personnel and Other Related Costs $   32,572
                                                                      ----------
                                                  TOTAL               $  308,771

(Class B shares)
Compensation to Investment Dealers                                    $   22,007
Compensation to Distributor's Sales Personnel and Other Related Costs $   14,808
                                                                      ----------
                                                  TOTAL               $   36,815

Strategic Income Fund
(Class A shares)
Compensation to Investment Dealers                                    $  511,035
Compensation to Distributor's Sales Personnel and Other Related Costs $3,554,533
                                                                      ----------
                                                  TOTAL               $4,065,568

(Class B shares)
Compensation to Investment Dealers                                    $  247,056
Compensation to Distributor's Sales Personnel and Other Related Costs $  438,208
                                                                      ----------
                                                  TOTAL               $  685,264

(Class C shares)
Compensation to Investment Dealers                                    $2,288,548
Compensation to Distributor's Sales Personnel and Other Related Costs $3,018,992
                                                                      ----------
                                                  TOTAL               $5,307,539

--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


        As of January 14, 2005, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

                                                                      Ownership
Fund                          Shareholder and Address                 Percentage
----                          ---------------------------------       ----------
Core Plus Bond Fund

(Class B)                                                               66.76%
                              MLPF&S FOR THE SOLE BENEFIT
                              OF IT'S CUSTOMERS
                              ATTN FUND ADMINISTRATION ML#97CJ0
                              4800 DEER LAKE DR EAST - 2ND FL
                              JACKSONVILLE FL  32246-6484

(Class Y)                     METLIFE INSURANCE COMPANY                 48.24%
                              ATTN ADRIENNE LAVIS
                              2 MONTGOMERY ST FL 3
                              JERSEY CITY NJ  07302-3899

                                                                        29.73%
                              CHARLES SCHWAB & CO INC

                              SPECIAL CUSTODY ACCOUNT
                              FOR BNFT CUST
                              ATTN MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA  94104-4122

Government Securities Fund

(Class Y)                     NEW ENGLAND MUTUAL LIFE INS CO            97.87%
                              SEPARATE INVESTMENT ACCOUNTING
                              ATTN LARRY HOISINGTON
                              501 BOYLSTON STREET - 6TH FL
                              BOSTON MA  02116-3769

Investment Grade Bond
Fund
(Class A)                                                               39.31%
                              UBS FINANCIAL SERVICES INC. FBO
                              ADVENTIST HEALTHCARE, INC
                              INTERMEDIATE SEGMENT ACCOUNT
                              1801 RESEARCH BLVD STE 400
                              ROCKVILLE MD  20850-3184

(Class C)                     MERRILL LYNCH PIERCE                      70.66%
                              FENNER & SMITH INC
                              MERRILL LYNCH FINANCIAL DATA SVCS
                              ATTN: SERVICE TEAM
                              4800 DEER LAKE DR EAST 3RD FLR
                              JACKSONVILLE FL  32246-6484

Limited Term Government
and Agency Fund

(Class Y)                     NEW ENGLAND MUTUAL LIFE INS CO            85.54%
                              SEPARATE INVESTMENT ACCOUNTING
                              ATTN LARRY HOISINGTON
                              501 BOYLSTON STREET - 6TH FL
                              BOSTON MA  02116-3769

Strategic Income Fund

(Class C)                     MLPF&S FOR THE SOLE BENEFIT               59.43%
                              OF ITS CUSTOMERS
                              ATTN FUND ADMINISTRATION ML#97UB1
                              4800 DEER LAKE DR EAST - 2ND FL
                              JACKSONVILLE FL  32246-6484

(Class Y)                                                               71.13%
                              MLPF & S FOR THE SOLE BENEFIT
                              OF IT'S CUSTOMERS
                              ATTN FUND ADMINISTRATION ML#97UR8
                              4800 DEER LAKE DR E FL 2
                              JACKSONVILLE FL  32246-6484


*Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.


/1/ As of January 13, 2005, Merrill Lynch Pierce Fenner &Smith Inc. ("MLPF&S") for the Sole Benefit of its Customers, Attn: Fund Administration ML#97GM8, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 40.49%% of the Loomis Sayles Core Plus Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

/2/ As of January 13, 2005, Merrill Lynch Pierce Fenner &Smith Inc. ("MLPF&S") for the Sole Benefit of its Customers, Attn: Fund Administration ML#97GM8, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 34.98%% of the Loomis Sayles Strategic Income Fund Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.


                                      xxiii

[LOGO] CDC Nvest Funds(SM)
--------------------------------------------------------------------------------
Statement of Additional Information - PART I
February 1, 2005

Hansberger Foreign Growth Fund
(Formerly Named CDC IXIS International Equity Fund)
Loomis Sayles Growth Fund
Loomis Sayles Research Fund

          This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the CDC Nvest Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated February 1, 2005 for Class A, Class B or Class C shares, or the Prospectus for Class Y shares (the "Prospectus" or "Prospectuses"), as from time to time revised or supplemented. This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

          Part I of this Statement contains specific information about the Funds. Part II includes information about the Funds as well as other CDC Nvest Funds.

          Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund are each a diversified fund and a series of Loomis Sayles Funds II (the "Trust"), a registered open-end management investment company that offers shares of a total of thirteen funds.

          The Funds' financial statements and accompanying notes that appear in the Funds' annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478.

                                Table of Contents


                                                                            PAGE
                                                                            ----
PART I
INVESTMENT RESTRICTIONS.......................................................ii
FUND CHARGES AND EXPENSES.....................................................vi
OWNERSHIP OF FUND SHARES......................................................xi

PART II
MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS..........................3
MANAGEMENT OF THE TRUSTS......................................................25
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................48
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES.............................51
PORTFOLIO TURNOVER............................................................56
PORTFOLIO HOLDINGS INFORMATION................................................56
HOW TO BUY SHARES.............................................................57
NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................58
REDUCED SALES CHARGES.........................................................59
SHAREHOLDER SERVICES..........................................................61
REDEMPTIONS...................................................................67
PERFORMANCE INFORMATION.......................................................70
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ..................71
FINANCIAL STATEMENTS .........................................................76
APPENDIX A ..................................................................A-1

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

          The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act")). The other restrictions set forth below are not fundamental policies and may be changed by the Trust's Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Hansberger Foreign Growth Fund
Hansberger Foreign Growth Fund will not:

(1)  Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

+(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)


(16) Invest less than 80% of its assets in foreign equity securities, which the Fund's subadviser defines as securities of companies organized or headquartered outside of the United States. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.


Loomis Sayles Growth Fund
Loomis Sayles Growth Fund will not:

(1)  Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

+(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

Loomis Sayles Research Fund
Loomis Sayles Research Fund will not:

(1)  Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

+(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

          Pursuant to separate advisory agreements, Loomis Sayles has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of Loomis Sayles Growth Fund and Loomis Sayles Research Fund and to provide a range of administrative services to such Funds.

          For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:


                                                      Advisory Fee Payable by
                                                    Fund to Loomis Sayles (as a
                                                  % of average daily net assets
           Fund               Date of Agreement            of the Fund)
---------------------------   -----------------   ------------------------------
Loomis Sayles Growth Fund     October 30, 2000                 0.50%
Loomis Sayles Research Fund   October 30, 2000                 0.50%



          Pursuant to a separate advisory agreement, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Hansberger Foreign Growth Fund and to provide a range of administrative services to the Fund.

          For the services described in the advisory agreement, the Fund has agreed to pay IXIS Advisors an advisory fee at the annual rate set forth in the following table, reduced by the amount of any subadvisory fees payable by the Fund to the subadviser pursuant to the subadvisory agreement:



                                                        Advisory Fee Payable
                                                      by Fund to IXIS Advisors
                                                      (as a % of average daily
             Fund                 Date of Agreement    net assets of the Fund)
------------------------------   ------------------   ------------------------
Hansberger Foreign Growth Fund   January 7, 2005/1/              0.75%



          /1/ Prior to August 26, 2004, Loomis Sayles served as adviser to the Hansberger Foreign Growth Fund (then named the Loomis Sayles International Equity Fund), providing for an advisory fee payable to Loomis Sayles at the same annual rate payable to IXIS Advisors under the current advisory agreement. On August 26, 2004, IXIS Advisors began serving as an interim adviser to the Fund at the fee rate described above. At a special meeting held on January 6, 2005, shareholders of the Fund approved a new advisory agreement with IXIS Advisors.


SUBADVISORY FEES

          The advisory agreement for Hansberger Foreign Growth Fund provides that IXIS Advisors may delegate its responsibilities thereunder to other parties. Pursuant to a subadvisory agreement, IXIS Advisors has delegated its portfolio management responsibilities to a subadviser. The subadviser for Hansberger Foreign Growth Fund is Hansberger Global Investors, Inc. ("Hansberger"). For the services described in the subadvisory agreement, the Fund has agreed to pay the subadviser a subadvisory fee at the annual rates set forth in the following table:

                                        Date of
                                      Subadvisory            Subadvisory Fee Payable to Hansberger
Fund                 Subadviser        Agreement       (as a % of average daily net assets of the Fund)
------------------   ----------   ------------------   ------------------------------------------------
Hansberger Foreign   Hansberger   January 7, 2005/1/     0.45%   of the first $200 million
Growth Fund                                              0.40%   of amounts in excess of $200 million



----------
/1/ On August 26, 2004, Hansberger began serving as an interim subadviser to the Fund at the fee rate described above. At a special meeting held on January 6, 2005, shareholders of the Fund approved a new subadvisory agreement with Hansberger.

          The following table shows the total advisory fees (including subadvisory fees for Hansberger Foreign Growth Fund), paid by the Funds for the last three fiscal years:


--------------------------------------------------------------------------------
HANSBERGER FOREIGN GROWTH FUND
--------------------------------------------------------------------------------


                     09/30/02   09/30/03    09/30/04
                     --------   --------    --------
Total Advisory Fee   $419,219   $357,744    $535,777
IXIS Advisors
   Fee Earned              --         --    $ 16,100
   Fee Waived              --         --    $  8,978
   Total Paid              --         --    $  7,122
Loomis Sayles
   Fee Earned        $419,219   $357,744    $495,526
   Fee Waived        $285,301*  $153,766**  $167,137**
   Total Paid        $133,918   $203,978    $328,389
Hansberger
   Fee Earned              --         --    $ 24,151
   Fee Waived              --         --    $ 13,467**
   Total Paid              --         --    $ 10,684


--------------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
--------------------------------------------------------------------------------


                     09/30/02   09/30/03    09/30/04
                     --------   --------    --------
Loomis Sayles
   Fee Earned        $116,894   $127,336    $319,228
   Fee Waived        $152,388*  $ 61,706**  $ 30,232**
   Total Paid              --   $ 65,630    $288,996


--------------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND
--------------------------------------------------------------------------------


                     09/30/02   09/30/03   09/30/04
                     --------   --------   --------
Total Advisory Fee
Loomis Sayles
   Fee Earned        $ 92,698    $94,554   $113,797
   Fee Waived        $107,201*   $67,322** $ 94,358**
   Total Paid              --    $27,229   $ 19,439


* Amounts include both waiver of management fees and reimbursement of class level and other expenses.

** In addition to the waiver of management fees, $44,059, $40,586 and $29,303 of class level and other expenses have been reimbursed for the Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund, respectively, for the fiscal year ended September 30, 2003 and $94,436, $196,221 and $107,125 for Hansberger Foreign Growth Fund, Loomis Sayles Growth Fund and Loomis Sayles Research Fund, respectively, for the fiscal year ended September 30, 2004.

          Loomis Sayles (and IXIS Advisors, in the case of Hansberger Foreign Growth Fund) has given a binding undertaking (for all classes of the Funds in the table below) to reduce its advisory fee, and if necessary, to bear certain expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expense, associated with the Fund, to the extent necessary to limit the Funds' expenses to the annual rates indicated below. The undertaking will be binding on Loomis Sayles (and IXIS Advisors, in the case of Hansberger Foreign Growth Fund) through January 31, 2006, and will be reevaluated on an annual basis thereafter, subject to the obligation of each Fund to pay such deferred fees or expense reimbursement in later periods to the extent that each Fund's expenses fall below the expense limit; provided, however, that each Fund is not obligated to pay such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee was deferred.



Fund                             Expense Limit   Ending Date of Undertaking
------------------------------   -------------   --------------------------
Hansberger Foreign Growth Fund                   January 31, 2006
   Class A                           1.40%
   Class B                           2.15%
   Class C                           2.15%
   Class Y                           1.00%
Loomis Sayles Growth Fund*                       January 31, 2006
   Class A                           1.10%
   Class B                           1.85%
   Class C                           1.85%
   Class Y                           0.85%
Loomis Sayles Research Fund                      January 31, 2006
   Class A                           1.25%
   Class B                           2.00%
   Class C                           2.00%
   Class Y                           0.85%



* Loomis Sayles also has agreed to maintain the Fund's expense limit at no greater than 1.25%, 2.00%, 2.00% and 1.00% for Classes A, B, C and Y, respectively, through January 31, 2007.


BROKERAGE COMMISSIONS

          Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. With respect to the Loomis Sayles Growth Fund and the Loomis Sayles Research Fund, and the Hansberger Foreign Growth Fund until August 25, 2004, the information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to soft dollar arrangements.

          For a description of how transactions in portfolio securities are effected and how the Funds' adviser or subadviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

                                                             Fiscal Year Ended 2   Fiscal Year Ended   Fiscal Year Ended
                                                                    9/30/02             9/30/03             9/30/04
                                                             -------------------   -----------------   -----------------
Hansberger Foreign Growth Fund
Brokerage Transactions
   Allocated to brokers providing research services              $113,129,767         $80,450,172         $ 97,025,806

Brokerage Commissions
   Total Brokerage Commissions Paid                              $    351,942         $   418,694         $    465,050
   Commissions Paid to Brokers providing research services       $    175,971         $   209,347         $    232,525

Loomis Sayles Growth Fund
Brokerage Transactions
   Allocated to brokers providing research services              $ 42,738,047         $52,176,237         $113,126,341

Brokerage Commissions
   Total Brokerage Commissions Paid*                             $    103,941         $   131,239         $    242,541
   Commissions Paid to Brokers providing research services       $     51,971         $    65,620         $    121,270

* The increase in brokerage commissions paid from 2003 to 2004 is due to an increase in Fund assets.

Loomis Sayles Research Fund
Brokerage Transactions
   Allocated to brokers providing research services              $ 29,602,282         $27,111,366         $ 35,356,997

Brokerage Commissions
   Total Brokerage Commissions Paid                              $     63,518         $    72,095         $     72,544
   Commissions Paid to Brokers providing research services       $     31,759         $    36,048         $     36,272


Regular Broker-Dealers


          The table below contains the aggregate value of securities of each Fund's regular broker-dealers+. (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ended September 30, 2004.



                                                                 Aggregate Value of
                                                             Securities of each Regular
                                                              Broker or Dealer (or its
Fund                               Regular Broker-Dealer        Parent) held by Fund
------------------------------   -------------------------   --------------------------
Hansberger Foreign Growth Fund   Credit Suisse Group                  $288,230

Loomis Sayles Research Fund      Goldman Sachs Group, Inc.            $419,580
                                 Citigroup, Inc.                      $634,931

+ "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

          As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the past three fiscal years. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.


                                      Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
Fund                                       9/30/02             9/30/03             9/30/04
-----------------------------------   -----------------   -----------------   -----------------
Hansberger Foreign Growth Fund/1,2/
   Class A                                  $5,062              $5,170             $12,313
   Class B                                      --                  19               7,843
   Class C                                      --                   2                 440
   Admin Class                               2,811               2,598                  --
Loomis Sayles Growth Fund/1,2/
   Class A                                   1,411               1,582              29,677
   Class B                                      --                   1             113,567
   Class C                                      --                   1              31,043
   Admin Class                                  40                  60                  --
Loomis Sayles Research Fund/1,2/
   Class A                                       9                  93                 234
   Class B                                      --                   1                 384
   Class C                                      --                   1                  93


/1/ Prior to September 12, 2003, the Funds offered Institutional, Retail and Admin Class shares, except for the Loomis Sayles Research Fund, which did not offer Admin Class shares. On May 21, 2003, the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. The Funds' Class B and Class C shares commenced operations on September 12, 2003.

/2/ For periods prior to July 1, 2003, amounts paid under the Plans were paid as compensation to Loomis Sayles Distributors, L.P.

          During the fiscal year ended September 30, 2004, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advanced commissions sold to a third party):


Hansberger Foreign Growth Fund
(Class A shares)
Compensation to Investment Dealers                                       $10,001
Compensation to Distributor's Sales Personnel and Other Related Costs     25,364
                                                                         -------
   TOTAL                                                                 $35,365
                                                                         =======
(Class B shares)
Compensation to Investment Dealers                                       $ 1,599

Compensation to Distributor's Sales Personnel and Other Related Costs      2,460
                                                                        --------
   TOTAL                                                                $  4,059
                                                                        ========
(Class C shares)
Compensation to Investment Dealers                                      $    433
Compensation to Distributor's Sales Personnel and Other Related Costs        336
                                                                        --------
   TOTAL                                                                $    769
                                                                        ========
Loomis Sayles Growth Fund
(Class A shares)
Compensation to Investment Dealers                                      $ 25,689
Compensation to Distributor's Sales Personnel and Other Related Costs     55,960
                                                                        --------
   TOTAL                                                                $ 81,649
                                                                        ========
(Class B shares)
Compensation to Investment Dealers                                      $ 27,053
Compensation to Distributor's Sales Personnel and Other Related Costs     11,147
                                                                        --------
   TOTAL                                                                $ 38,200
                                                                        ========
(Class C shares)
Compensation to Investment Dealers                                      $ 67,912
Compensation to Distributor's Sales Personnel and Other Related Costs     93,516
                                                                        --------
   TOTAL                                                                $161,428
                                                                        ========
Loomis Sayles Research Fund
(Class A shares)
Compensation to Investment Dealers                                      $    233
Compensation to Distributor's Sales Personnel and Other Related Costs        767
                                                                        --------
   TOTAL                                                                $  1,000
                                                                        ========
(Class B shares)
Compensation to Investment Dealers                                      $     62
Compensation to Distributor's Sales Personnel and Other Related Costs        315
                                                                        --------
   TOTAL                                                                $    377
                                                                        ========
(Class C shares)
Compensation to Investment Dealers                                      $      4
Compensation to Distributor's Sales Personnel and Other Related Costs          0
                                                                        --------
   TOTAL                                                                $      4
                                                                        ========


--------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
--------------------------------------------------------------------------------


          As of January 13, 2005, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

                                                                                Ownership
Fund                                 Shareholder and Address                    Percentage
----------------------------------   ----------------------------------------   ----------
Hansberger Foreign Growth Fund /1/
(Class C)                            UBS Financial Services Inc.                   39.09%
                                     FBO Dr. Michael Gabriel
                                     9801 Shore Road Apartment 6J
                                     Brooklyn, NY 11209-7631

(Class Y)                            Charles Schwab & Company Inc.                 35.52%
                                     Attn: Mutual Fund Department
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

Loomis Sayles Growth Fund
(Class C)                            Merrill Lynch Pierce Fenner & Smith Inc.      68.48%
                                     Merrill Lynch Financial Data Services
                                     Attn: Service Team
                                     4800 Deer Lake Drive East 3rd Floor
                                     Jacksonville, FL 32246-6484

(Class Y)                            Charles Schwab & Company Inc.                 48.09%
                                     Attn: Mutual Fund Department
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122

Loomis Sayles Research Fund/2/
(Class A)                            First Clearing LLC                            28.79%
                                     Paul G. Chenault STD IRA
                                     FCC as Custodian
                                     5852 Pebble Beach Way
                                     San Luis Obispo, CA 93401-8270

(Class C)                            NFSC FEBO #W32-262935                         91.59%
                                     NFS/FMTC IRA
                                     FBO Kathryn V. Beck
                                     242 176th Terrace Drive East
                                     Redington Shore, FL 33708-1227

(Class Y)                            Charles Schwab & Company Inc.                 78.04%
                                     Attn: Mutual Fund Department
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122


* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.


/1/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 32.69% of the Hansberger Foreign Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 77.09% of the Loomis Sayles Research Fund and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[LOGO] CDC Nvest Funds(SM)


Statement of Additional Information -- PART II
February 1, 2005

CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
LOOMIS SAYLES FUNDS II

     The following information applies generally to the funds listed below (the "Funds" and each a "Fund", or the "CDC Nvest Funds"). The Funds constitute certain series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, and Loomis Sayles Funds II (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds, as well as series of Loomis Sayles Funds I. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement") as well as in the Prospectuses of the Funds dated February 1, 2005, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement is not a prospectus. For information about how to obtain copies of the Funds' Prospectuses, please see this Statement's cover page. The following Funds are described in this Statement:

-----------------------------------------------------------------------------------------------------------
Series of CDC Nvest Funds Trust I   Series of CDC Nvest Funds Trust II   Series of Loomis Sayles Funds II
---------------------------------   ----------------------------------   ----------------------------------
Loomis Sayles Core Plus Bond Fund   Loomis Sayles Massachusetts Tax      Loomis Sayles Growth Fund
   ("Core Plus Bond Fund")             Free Income Fund                     ("Growth Fund")
Loomis Sayles Government               ("Massachusetts Fund")            Loomis Sayles High Income Fund
   Securities Fund                                                          ("High Income Fund")
   ("Government Securities Fund")                                        Hansberger Foreign Growth Fund
                                                                            ("Hansberger Foreign Growth
                                                                            Fund") (formerly named CDC IXIS
                                                                            International Equity Fund)
                                                                         Loomis Sayles Investment Grade
                                                                            Bond Fund
                                                                            ("Investment Grade Bond Fund")
                                                                         Loomis Sayles Limited Term
                                                                            Government and Agency Fund
                                                                            ("Limited Term Government and
                                                                            Agency Fund")
                                                                         Loomis Sayles Municipal Income
                                                                            Fund
                                                                            ("Municipal Income Fund")
                                                                         Loomis Sayles Research Fund
                                                                            ("Research Fund")
                                                                         Loomis Sayles Strategic Income
                                                                            Fund
                                                                            ("Strategic Income Fund")
-----------------------------------------------------------------------------------------------------------

                                Table of Contents
                                     Part II


MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS.....................     3
MANAGEMENT OF THE TRUSTS..................................................    25
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................    48
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES.........................    51
PORTFOLIO TURNOVER........................................................    56
PORTFOLIO HOLDINGS INFORMATION............................................    56
HOW TO BUY SHARES.........................................................    57
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................    58
REDUCED SALES CHARGES.....................................................    59
SHAREHOLDER SERVICES......................................................    61
REDEMPTIONS...............................................................    67
PERFORMANCE INFORMATION...................................................    70
INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS...............    71
FINANCIAL STATEMENTS......................................................    76
APPENDIX A................................................................   A-1

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------


     The following is a list of certain investment strategies, including particular types of securities or specific practices, that may be used by an adviser of a Fund in managing the Fund. A Fund's primary strategies are detailed in its Prospectuses. The list of securities under each category below is not intended to be an exclusive list of securities for investment. An adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. An adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. An adviser may invest in any security that falls under the specific category including securities that are not listed below.


------------------------------------------------------------------------------------------------------------
Fund                             Securities                                  Practices
------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund              Debt Securities (Asset-backed Securities,   When-issued Securities
                                 Collateralized Mortgage Obligations,        Futures Contracts
                                 Mortgage Dollar Rolls, Structured Notes,    Illiquid Securities
                                 Stripped Securities, Zero-coupon            Options
                                 Securities, Pay-in-kind Securities,         Swap Contracts
                                 Convertible Securities) Foreign
                                 Securities (Depositary Receipts)
------------------------------------------------------------------------------------------------------------
Government Securities Fund       Debt Securities (Mortgage Dollar Rolls)     Futures Contracts
                                                                             When-issued Securities
                                                                             Options
------------------------------------------------------------------------------------------------------------
Growth Fund                      Equity Securities (Growth Stocks, Value     When-issued Securities
                                 Stocks, Small Capitalization Companies,     Futures Contracts
                                 REITs)                                      Options
                                 Debt Securities (Zero-coupon Securities,    Swap Contracts
                                 U.S. Government Securities)                 Private Placements
                                 Foreign Securities (Foreign Currency
                                 Hedging)
------------------------------------------------------------------------------------------------------------
High Income Fund                 Debt Securities (Asset-backed Securities,   When-issued Securities
                                 Collateralized Mortgage Obligations,        Illiquid Securities
                                 Stripped Securities, Convertible
                                 Securities, Structured Notes, Step
                                 Coupon Securities, U.S. Government
                                 Securities)
                                 Foreign Securities (Currency Hedging)
------------------------------------------------------------------------------------------------------------
Hansberger Foreign Growth Fund   Debt Securities (Zero-coupon Securities)    When-issued Securities
                                 Equity Securities (Investment companies)    Foreign Initial Public
                                 Foreign Securities (Bonds, Lower-quality       Offerings
                                 Debt Securities, Corporate Securities,      Futures Contracts
                                 Convertible Securities, Government          Options
                                 Securities, Supranational Entities,         Illiquid Securities
                                 Warrants)                                   Short Sales
                                                                             Swap Contracts
------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund       Debt Securities (Asset-backed               Options
                                 securities, stripped mortgage securities)
------------------------------------------------------------------------------------------------------------
Limited Term Government and      Debt Securities (Collateralized Mortgage    When-issued Securities
Agency Fund                      Obligations, Mortgage Dollar Rolls,         Futures Contracts
                                 Stripped Securities)                        Options
                                 Foreign Securities (Currency Hedging)       Illiquid Securities
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Fund                             Securities                                  Practices
------------------------------------------------------------------------------------------------------------
Massachusetts Fund               Debt Securities (Tax Exempt Securities,     Insurance on Portfolio Holdings
                                 Mortgage-related Securities, Stripped       When-issued Securities
                                 Securities, Pay-in-kind Securities, U.S.    Options
                                 Government Securities)                      Illiquid Securities
                                                                             Reverse Repurchase Agreements
------------------------------------------------------------------------------------------------------------
Municipal Income Fund            Debt Securities (Tax Exempt Securities,     Insurance on Portfolio Holdings
                                 Stripped Securities, U.S. Government        When-issued Securities
                                 Securities)                                 Options
                                                                             Illiquid Securities
------------------------------------------------------------------------------------------------------------
Research Fund                    Equity Securities (Small Capitalization     When-Issued Securities
                                 Companies, Mid Capitalization Companies)    Private Placements
                                 Debt Securities (U.S. Government
                                 Securities, Zero-coupon Securities,
                                 Collateralized Mortgage Obligations)
------------------------------------------------------------------------------------------------------------
Strategic Income Fund            Debt Securities (Asset-backed               Initial Public Offerings
                                 securities, Collateralized Mortgage         Futures Contracts
                                 Obligations, Step Coupon Securities)        When-issued Securities
                                 Equity Securities (Investment               Options
                                 Companies)                                  Swap Contracts
                                 Foreign Securities (Currency Hedging)       Illiquid Securities
                                                                             Short Sales
                                                                             Reverse Repurchase Agreements
------------------------------------------------------------------------------------------------------------

TYPES OF SECURITIES

DEBT SECURITIES

Certain Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage Security ("ARM"). An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities. Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs"). Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Convertible Securities. Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities. Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities. Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-related Securities. Certain Funds may invest in mortgage-related securities, such as Government National Mortgage Association ("GNMA") or Federal National Mortgage Association ("FNMA") certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Pay-in-kind Securities. Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step Coupon Securities. Certain Funds may invest in step coupon securities. Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

"Stripped" Securities. Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes. Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax Exempt Securities. The Funds, especially the Municipal Income Fund and the Massachusetts Fund (the "Tax Free Income Funds"), may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes (other than the possible incidence of any alternative minimum taxes). Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes.

The ability of the Tax Free Income Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

The Tax Free Income Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

Securities in which a Tax Free Income Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Tax Free Income Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Massachusetts Fund.

U.S. Government Securities. Certain Funds may invest in some or all of the following U.S. government securities:

..    U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

..    U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

..    Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

     Risks. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rise rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


..    "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.


..    "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a
     government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

..    "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a
     corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.


Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMAE or FHLMC) but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.


Zero-coupon Securities. Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Market Capitalizations. Certain Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

          . Small Capitalization Companies -- Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Warrants. Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Real Estate Investment Trusts (REITs). Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investment Companies. Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Emerging Markets. Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.


Depositary Receipts. Certain Funds may invest in foreign equity securities by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities. Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described below under "Foreign Currency."


Foreign Currency. Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions. To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures Contracts", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS (All Funds)

A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

..    Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds. See "Mortgage Dollar Rolls" above.

When-issued Securities. Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and
Section 4(2) commercial paper are treated as illiquid, unless an adviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.


Initial Public Offerings. Certain funds may purchase securities of companies that are offered pursuant to an initial public offering ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.


Private Placements. Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities
Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.


Futures and Options on Tax-Exempt Bonds and Bond Indices. The Tax Free Income Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Free Income Funds' net asset value, and the writing of options on futures may yield additional income for a Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.


Swap Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Certain Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. An adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Funds will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.


Investment Pools of Credit-Linked, Credit-Default, Interest Rate, Currency-Exchange and Equity-Linked Swap Contracts. The High Income Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap" and all together "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of Swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swap may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

Over-the-counter Options. The Government Securities Fund may enter into over-the-counter options with respect to U.S. government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.


The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Loomis Sayles has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations. Income earned by a Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments. The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Short Sales. Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.


Insurance on Portfolio Holdings. The Tax Free Income Funds may obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Free Income Fund, is generally non-cancelable and runs for the life of the security. To the extent that a Tax Free Income Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.


Insurance on the Tax Free Income Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Free Income Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as the premiums for such insurance are paid and, in the judgment of such Funds' adviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Free Income Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Free Income Funds may purchase lower rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Free Income Funds will be restricted by such standards in the purchase and retention of municipal securities. The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and
(ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Free Income Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

Insurers of the Tax Free Income Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be willing or able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Free Income Funds' adviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.


Securities Lending (All Funds). The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.


These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading (All Funds). The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.


Temporary Strategies (All Funds). Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.


In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.


Interfund Transactions (All Funds). To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by its investment manager or its affiliates including affiliated money market and short-term bond funds.


Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by an investment manager or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the investment manager or an affiliate.

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                            MANAGEMENT OF THE TRUSTS
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     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.


     On May 14, 2003, for Loomis Sayles Funds I, and June 10, 2003, for Loomis Sayles Funds II, shareholders voted to elect each Trustee listed below to serve on each Trust's Board. Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts" and together with Loomis Sayles Funds I and Loomis Sayles Funds II, the "CDC Nvest and Loomis Sayles Trusts") approved certain new trustees for the CDC Nvest Funds Trusts. These approvals resulted in a combined Board of Trustees for the CDC Nvest and Loomis Sayles Funds Trusts.

     The table below provides certain information regarding the Trustees and officers of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.



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                                                                                                                Number of Portfolios
                                                                                                                  in Fund Complex
                                Position(s) Held with the                                                          Overseen*** and
                              Trusts, Length of Time Served        Principal Occupation(s) During Past 5        Other Directorships
  Name and Date of Birth           and Term of Office*                              Years**                            Held
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                                   INDEPENDENT TRUSTEES
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Graham T. Allison, Jr.                   Trustee               Douglas Dillon Professor and Director of the              41
(3/23/40)                                                      Belfer Center of Science for International
                              Contract Review and Governance   Affairs, John F. Kennedy School of                Director, Taubman
                                     Committee Member          Government, Harvard University                      Centers, Inc.;

                              Since 1984 for CDC Nvest Funds                                                       Advisory Board
                               Trust I; 1995 for CDC Nvest                                                       Member, USEC Inc.
                                 Funds Trust II; 2003 for
                                  Loomis Sayles Funds II
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Edward A. Benjamin                       Trustee               Retired                                                   41
(5/30/38)
                                  Audit Committee Member                                                          Director, Coal,
                                                                                                                Energy Investments &
                              Since 2003 for CDC Nvest Funds                                                      Management, LLC;
                               Trust I and CDC Nvest Funds                                                      Director, Precision
                                Trust II; 2002 for Loomis                                                        Optics Corporation
                                     Sayles Funds II                                                           (optics manufacturer)
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Daniel M. Cain (2/24/45)                 Trustee               President and Chief Executive Officer, Cain               41
                                                               Brothers & Company, Incorporated (investment
                             Chairman of the Audit Committee   banking)                                          Trustee, Universal
                                                                                                                Health Realty Income
                              Since 1996 for CDC Nvest Funds                                                           Trust;
                              I and CDC Nvest Funds II; 2003
                                for Loomis Sayles Funds II                                                       Director, Sheridan
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Number of Portfolios
                                                                                                                  in Fund Complex
                                Position(s) Held with the                                                          Overseen*** and
                              Trusts, Length of Time Served        Principal Occupation(s) During Past 5        Other Directorships
  Name and Date of Birth           and Term of Office*                              Years**                             Held
------------------------------------------------------------------------------------------------------------------------------------
                              Co-Chairman of the Board since                                                   Healthcorp (physician
                                           2004                                                                 practice management)
------------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault (9/12/33)
                                         Trustee               Retired; Trustee, First Variable Life                     41
                                                               (variable life insurance)
                              Contract Review and Governance                                                      Director, Mailco
                                     Committee Member                                                             Office Products,
                                                                                                                   Inc. (mailing
                              Since 2003 for CDC Nvest Funds                                                         equipment)
                               Trust I and CDC Nvest Funds
                                Trust II; 2000 for Loomis
                                     Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (4/5/32)                Trustee               Retired                                                   41
                                 Chairman of the Contract                                                               None
                                  Review and Governance
                                        Committee
                              Since 1993 for CDC Nvest Funds
                               Trust I, 1975 for CDC Nvest
                                 Funds Trust II; 2003 for
                                  Loomis Sayles Funds II

                              Co-Chairman of the Board since
                                           2004
------------------------------------------------------------------------------------------------------------------------------------
Richard Darman (5/10/43)                 Trustee               Partner, The Carlyle Group (investments);                 41
                                                               formerly, Professor, John F. Kennedy School
                              Contract Review and Governance   of Government, Harvard University                    Director and
                                     Committee Member                                                           Chairman of Board of
                                                                                                                   Directors, AES
                              Since 1996 for CDC Nvest Funds                                                        Corporation
                               Trust I and CDC Nvest Funds                                                      (international power
                                Trust II; 2003 for Loomis                                                             company)
                                     Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (2/17/42)                Trustee               President, Strategic Advisory Services                    41

                                  Audit Committee Member       (management consulting); formerly, Senior         Director, Verizon
                                                               Vice President and Director, The Boston            Communications;
                              Since 1984 for CDC Nvest Funds   Consulting Group, Inc. (management
                               Trust I; 1995 for CDC Nvest     consulting)                                       Director, Rohm and
                               Funds Trust II; 2003 Loomis                                                          Haas Company
                                     Sayles Funds II                                                                 (specialty
                                                                                                                    chemicals);
                                                                                                                   Director, AES
                                                                                                                    Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Shane (2/22/33)                  Trustee               President and Director, Palmer Service                    41
                                                               Corporation (venture capital organization)
                              Contract Review and Governance                                                      Director, Gensym
                                     Committee Member                                                               Corporation;
                                                                                                                   Director, Abt
                              Since 1982 for CDC Nvest Funds                                                      Associates Inc.
                               Trust I; 1995 for CDC Nvest
                                 Funds Trust II; 2003 for
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Number of Portfolios
                                                                                                                  in Fund Complex
                                Position(s) Held with the                                                          Overseen*** and
                              Trusts, Length of Time Served        Principal Occupation(s) During Past 5        Other Directorships
  Name and Date of Birth           and Term of Office*                             Years**                              Held
------------------------------------------------------------------------------------------------------------------------------------
                                  Loomis Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/                    Trustee               President, Chairman, Director, and Chief                  41
(4/17/47)                                                      Executive Officer, Loomis Sayles; President
555 California Street                                          and Chief Executive Officer - Loomis Sayles              None
San Francisco, CA 94104        Chief Executive Officer for     Funds I
                                  Loomis Sayles Trust II

                              Since 2003 for CDC Nvest Funds
                               Trust I and CDC Nvest Funds
                                Trust II; 2002 for Loomis
                                     Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/                 President and Trustee        President and Chief Executive Officer, IXIS               41
(11/23/60)                    Chief Executive Officer of CDC   Asset Management Distributors, L.P.;
                               Nvest Funds Trust I and CDC     Executive Vice President, Loomis Sayles Funds            None
                                   Nvest Funds Trust II        I; President and Chief Executive Officer -
                                                               CDC Nvest Funds III, CDC Nvest Companies
                                                               Trust I, CDC Nvest Cash Management Trust and
                                                               AEW Real Estate Income Fund
                              Since 2000 for CDC Nvest Funds
                               Trust I and CDC Nvest Funds
                                Trust II; 2003 for Loomis
                                     Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------



* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each Trustee is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.


/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors.

----------------------------------------------------------------------------------------------------
Officers of the Trusts
----------------------------------------------------------------------------------------------------
                                          Term of Office*
  Name and Date of     Position(s) Held    and Length of           Principal Occupation(s)
       Birth            With the Trusts     Time Served              During Past 5 Years**
----------------------------------------------------------------------------------------------------
John E. Pelletier       Chief Operating        Since        Executive Vice President and Chief
(6/24/64)                   Officer          September      Operating Officer (formerly, General
                                                2004        Counsel, Secretary and Clerk), IXIS
                                                            Asset Management Distributors, L.P. and
                                                            IXIS Asset Management Advisors, L.P.;
                                                            Executive Vice President (formerly,
                                                            Senior Vice President, General Counsel,
                                                            Secretary and Clerk), IXIS Asset
                                                            Management Distribution Corporation;
                                                            Director (formerly, President, Chief
                                                            Executive Officer, General Counsel,
                                                            Secretary and Clerk), IXIS Asset
                                                            Management Services Company
----------------------------------------------------------------------------------------------------
Coleen Downs           Secretary, Clerk        Since        Senior Vice President, General Counsel,
Dinneen                 and Chief Legal      September      Secretary and Clerk (formerly, Deputy
(12/16/60)                  Officer             2004        General Counsel, Assistant Secretary
                                                            and Assistant Clerk), IXIS Asset
                                                            Management Distribution Corporation,
                                                            IXIS Asset Management Distributors,
                                                            L.P., IXIS Asset Management Advisors,
                                                            L.P. and IXIS Asset Management Services
                                                            Company; Chief Compliance Officer, IXIS
                                                            Asset Management Advisors, L.P.
----------------------------------------------------------------------------------------------------
Michael Kardok            Treasurer,       Since October    Senior Vice President, IXIS Asset
(7/17/59)                  Principal            2004        Management Advisors, L.P. and IXIS Asset
                         Financial and                      Management Distributors, L.P.; formerly,
                          Accounting                        Senior Vice President, IXIS Asset
                            Officer                         Management Services Company; formerly,
                                                            Senior Director, PFPC Inc; formerly,
                                                            Vice President - Division Manager, First
                                                            Data Investor Services, Inc.
----------------------------------------------------------------------------------------------------
Kristin Vigneaux             Chief          Since August    Chief Compliance Officer for Mutual
(9/25/69)                 Compliance            2004        Funds, IXIS Asset Management
                            Officer                         Distributors, L.P., IXIS Asset
                                                            Management Advisors, L.P. and IXIS Asset
                                                            Management Services Company; formerly,
                                                            Vice President, IXIS Asset Management
                                                            Services Company
----------------------------------------------------------------------------------------------------
Daniel J. Fuss          Executive Vice       Since June     Vice Chairman and Director, Loomis,
(9/27/33)                President -            2003        Sayles & Company, L.P.; Executive Vice
One Financial Center    Loomis Sayles                       President - Loomis Sayles Funds I; Prior
Boston, MA 02111          Funds II                          to 2002, President and Trustee of Loomis
                                                            Sayles Funds II
----------------------------------------------------------------------------------------------------
Frank LoPiccolo           Anti-Money         Since June     President, Chief Executive Officer and
(4/1/53)                  Laundering            2003        Director (formerly, Executive Vice
                            Officer                         President), IXIS Asset Management
                                                            Services Company
----------------------------------------------------------------------------------------------------


* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.


** Each person listed above, except as noted, holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Standing Board Committees


     The Trustees have delegated certain authority to the two standing committees of the Trusts, the Audit Committee and Contract Review and Governance Committee.


     The Contract Review and Governance Committee of the Trusts consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the fiscal year ended September 30, 2004, this Committee held five meetings.

     The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder, (ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.


     The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent registered public accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2004, this Committee held five meetings.


     The current membership of each committee is as follows:

Audit Committee             Contract Review and Governance Committee
---------------             ----------------------------------------
Daniel M. Cain - Chairman   Kenneth J. Cowan - Chairman
Edward A. Benjamin          Graham T. Allison, Jr.
Sandra O. Moose             Paul G. Chenault
                            Richard Darman
                            John A. Shane

Trustee Fees

     The Trust pays no compensation to its officers, or to its trustees who are Interested Trustees thereof.

     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. The Co-

Chairmen of the Board each receive an additional annual retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

     Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year.


     During the fiscal year ended September 30, 2004 for CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and also for serving as trustees of CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and AEW Real Estate Income Fund. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by Trusts in the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts:

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Pension or
                                                                                   Retirement     Estimated
                            Aggregate         Aggregate           Aggregate         Benefits       Annual          Total
                          Compensation    Compensation from   Compensation from    Accrued as     Benefits     Compensation
                         from CDC Nvest    CDC Nvest Funds      Loomis Sayles     Part of Fund      Upon         from the
                         Funds Trust I*       Trust II*           Funds II*         Expenses     Retirement   Fund Complex+*
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo                $     0            $    0             $ 3,810             $0            $0           $10,000
----------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.       $19,849            $3,870             $17,532             $0            $0           $86,075
----------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin**         $20,818            $4,045             $18,182             $0            $0           $89,975
----------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain**             $22,182            $4,311             $19,385             $0            $0           $96,475
----------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan**           $21,213            $4,136             $18,735             $0            $0           $92,575
----------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault**           $19,849            $3,870             $17,532             $0            $0           $86,075
----------------------------------------------------------------------------------------------------------------------------
Richard Darman**             $18,714            $3,655             $16,632             $0            $0           $81,200
----------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose              $20,818            $4,045             $18,182             $0            $0           $89,975
----------------------------------------------------------------------------------------------------------------------------
John A. Shane                $19,849            $3,870             $17,532             $0            $0           $86,075
----------------------------------------------------------------------------------------------------------------------------
Pendleton P. White           $ 4,750            $  878             $ 3,533             $0            $0           $17,500
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Peter S. Voss #              $     0            $    0             $     0             $0            $0           $     0
----------------------------------------------------------------------------------------------------------------------------
John T. Hailer               $     0            $    0             $     0             $0            $0           $     0
----------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding           $     0            $    0             $     0             $0            $0           $     0
----------------------------------------------------------------------------------------------------------------------------



*Amounts include payments deferred by trustees for the fiscal year ended September 30, 2004, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2004 for the Trustees is as follows: Allison ($14,000), Benjamin ($18,182), Cain ($14,893), Cowan ($5,429) and Darman ($16,632). The total amount of deferred compensation accrued for CDC Nvest Funds Trust I as of September 30, 2004 for the Trustees is as follows: Allison ($15,099), Benjamin ($20,818), Cain ($16,142), Cowan ($6,238) and Darman ($18,714). The total amount of deferred compensation accrued for CDC Nvest Funds Trust II as of September 30, 2004 for the Trustees is as follows: Allison ($2,993), Benjamin ($4,045), Cain ($3,195), Cowan ($1,211) and
Darman ($3,655).


**Amounts include amounts held through the deferred compensation plan.


+ Total Compensation represents amounts paid during 2004 to a trustee for serving on the board of trustees of eight (8) trusts with a total of forty-one
(41) funds as of September 30, 2004

# Peter S. Voss resigned as of August 20, 2004.

     The Funds do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

     At January 14, 2005, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund and each Trust. The amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

     The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba, John Russell and Kurt Wagner. Except for Timothy Hunt, John DeBeer and

Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.


     As of December 31, 2004, the trustees had the following ownership in the
Funds:

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000


                                      Graham T.
                                       Allison,    Edward A.     Daniel      Paul G.      Kenneth    Richard    Sandra O.   John A.
Dollar Range of Fund Shares             Jr.**     Benjamin**   M. Cain**   Chenault**   J. Cowan**   Darman**    Moose**    Shane**
---------------------------           ---------   ----------   ---------   ----------   ----------   --------   ---------   -------
Core Plus Bond Fund                       A            A           A            A            B           A          A          A
Government Securities Fund                A            A           A            A            B           A          A          A
Massachusetts Fund                        A            A           A            A            A           A          A          A
Growth Fund                               A            A           A            A            B           A          A          A
High Income Fund                          A            A           A            A            B           A          A          A
Hansberger Foreign Growth Fund            A            A           C            A            B           A          A          A
Investment Grade Bond Fund                A            A           A            A            B           A          A          A
Limited Term Government and Agency
   Fund                                   A            A           A            A            B           A          A          A
Municipal Income Fund                     A            A           A            A            A           A          A          A
Research Fund                             A            A           A            D            B           A          A          A
Strategic Income Fund                     A            C           A            C            C           A          A          C

Aggregate Dollar Range of Fund
   Shares in Funds Overseen by
   Trustee in the Trusts                  E            E           E            E            E           E          E          E


**Amounts include amounts held through the deferred compensation plan.

Interested Trustees

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000


Dollar Range of Fund Shares*             Robert J. Blanding   John T. Hailer
----------------------------             ------------------   --------------
Core Plus Bond Fund                               A                  A
Government Securities Fund                        A                  A
Massachusetts Fund                                A                  A
Growth Fund                                       E                  A
High Income Fund                                  A                  A
Hansberger Foreign Growth Fund                    A                  C
Investment Grade Bond Fund                        A                  A
Limited Term Government and Agency
   Fund                                           A                  A
Municipal Income Fund                             A                  A
Research Fund                                     E                  A
Strategic Income Fund                             E                  A

Aggregate Dollar Range of Fund Shares             E                  E
   in Funds Overseen by Trustee in the
   Trusts


     Advisory Agreements - All Funds (except Hansberger Foreign Growth Fund) Each Fund's advisory agreement with Loomis, Sayles & Company, L.P. ("Loomis Sayles") provides that Loomis Sayles will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. Loomis Sayles is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.

     Each Fund pays all expenses not borne by Loomis Sayles including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent registered public accountants and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, or its affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts and Ownership of Shares.")


     Each Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by Loomis Sayles upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act). In addition, each agreement with Loomis Sayles will automatically terminate if its relevant Trust or Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     In addition to serving as investment adviser to the Funds, the Strategic Income Fund, Municipal Income Fund, and each series of Loomis Sayles Funds II (except for Hansberger Foreign Growth Fund), Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I (formerly, "Loomis Sayles Investment Trust"), a registered open-end management investment company. Loomis Sayles also serves as adviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.


     Under separate Advisory Administration Agreements dated September 1, 2003, IXIS Advisors oversees the portfolio management services provided by Loomis Sayles to the Core Plus Bond Fund, Government Securities Fund, and Massachusetts Fund and provides certain administrative services. Subject to the review of the Board of Trustees, IXIS Advisors monitors Loomis Sayles to assure that Loomis Sayles is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, IXIS Advisors also provides the Funds with administrative services which include, among other things, day-to-day administration of matters related to the Funds' existence, maintenance of its records, preparation of reports and assistance in the preparation of the Funds' registration statements under federal and state laws. IXIS Advisers does not determine what investments will be purchased or sold for any of these Funds.


     Under each advisory agreement with Loomis Sayles, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceeds the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.


     As described in the Prospectuses, Loomis Sayles has agreed to certain additional contractual arrangements to limit certain Funds' expenses.

Advisory and Subadvisory Agreements - Hansberger Foreign Growth Fund

     Advisory Agreement


     The Fund's advisory agreement with IXIS Advisors provides that IXIS Advisors will provide the Fund both (1) portfolio management services (defined to mean managing the investment and reinvestment of the assets of the Fund, subject to the supervision and control of the Trustees), and (2) administrative services (defined to mean furnishing or paying the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel necessary for managing the affairs of the Fund and certain other administrative and general management services). The agreement allows IXIS Advisors to delegate any and all of its responsibilities thereunder with respect to the provision of portfolio management services to one or more subadvisers, pursuant to a written agreement with each subadviser that meets the requirements of Section 15 of the 1940 Act applicable to contracts for services as investment adviser of a registered investment company. The Agreement also allows IXIS Advisors to delegate any or all of its responsibilities thereunder with respect to the provision of administrative services to one or more other parties selected by IXIS Advisors, which also may include affiliates of IXIS Advisors. IXIS Advisors has delegated portfolio management services to Hansberger Global Investors, Inc. ("Hansberger") pursuant to a subadvisory agreement among Loomis Sayles Funds II, on behalf of the Fund, IXIS Advisors and Hansberger. Subject to the review of the Board of Trustees, IXIS Advisors monitors Hansberger to assure that Hansberger is managing the Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with diversification requirements set forth in the 1940 Act and Subchapter M of the Code. IXIS Advisors does not determine what investments will be purchases or sold for the Fund.

     The Fund pays all expenses not borne by IXIS Advisors including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent registered public accountants and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of IXIS Advisors or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trusts and Ownership of Shares.")


     The advisory agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees.

     The advisory agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to IXIS Advisors, or by IXIS Advisors upon ninety days' written notice to the Trust, and each Advisory Agreement provides that it will terminate automatically in the event of its "assignment" as defined in the 1940 Act.

     The advisory agreement provides that IXIS Advisors will not be liable to the Fund or its shareholders except for liability arising from IXIS Advisors' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under such advisory agreement.

     Subadvisory Agreement

     The subadvisory agreement essentially provides that Hansberger, under the supervision of IXIS Advisors, will (1) manage the investment and reinvestment of the assets of the Fund, and have the authority on behalf of the Fund to vote and shall vote all proxies and exercise all other rights of the Fund as a security holder of companies in which the Fund from time to time invests, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) furnish IXIS Advisors monthly, quarterly and annual reports concerning portfolio transactions and performance of the Fund, and provide IXIS Advisors with such other information and reports as may reasonably be requested by IXIS Advisors from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

     As full compensation for all services rendered, facilities furnished and expenses borne by Hansberger, the subadvisory agreement provides that Hansberger shall be paid at the annual rate of 0.45% of the first $200 million of average daily net assets and 0.40% of average daily net assets in excess of $200 million. Such compensation is payable by the Trust (though, under the advisory agreement, the Trust's payment obligations to IXIS Advisors are reduced to the extent of the fees payable under the subadvisory agreement).

     The subadvisory agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees.

     The subadvisory agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to Hansberger, (ii) by IXIS Advisors, on ninety days' written notice to Hansberger, or (iii) by Hansberger, upon ninety days' written notice to IXIS Advisors and the Trust, and the subadvisory agreement provides that it will terminate automatically in the event of its "assignment" as defined in the 1940 Act or upon the termination of the advisory agreement.

     The subadvisory agreement provides that Hansberger will not be liable to IXIS Advisors, the Trust, the Fund or its shareholders, except for liability arising from Hansberger's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under such subadvisory agreement. In addition, the subadvisory agreement provides that IXIS Advisors shall indemnify Hansberger for liability arising from any claim or demand by any past or present shareholder of the Fund that is not based upon the obligations of Hansberger under the Agreement.

Board Approval of the Existing Advisory and Subadvisory Agreements

     The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory (and for the Hansberger Foreign Growth Fund, subadvisory) agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory and subadvisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.


     In connection with their meetings, the trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's (and/or subadviser's) results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the advisers' and subadviser's investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the adviser/subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers.


All Funds except Hansberger Foreign Growth Fund

     The Board of Trustees most recently approved the renewal of the Trusts' advisory agreements at their meeting held in June 2004. In considering the advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:

     . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     . the nature, quality, cost and extent of administrative and shareholder services performed by the advisers and affiliated companies, under the existing advisory agreements and under separate agreements covering transfer agency functions and administrative services.

     . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser, such as the engagement of affiliates of the adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

     . the level of the advisers' profits in respect of the management of the Funds. The Trustees considered the profits realized by the advisers in connection with the operation of each Fund.

     . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreements should be continued through June 30, 2005.

Hansberger Foreign Growth Fund


     At a meeting held on August 20, 2004, the Board of Trustees, including the Independent Trustees, approved an interim advisory agreement with IXIS Advisors and an interim subadvisory agreement with Hansberger, to be effective August 26, 2004. These agreements were necessary because Loomis Sayles, the former adviser to the Fund, had made a strategic decision to exit the international equity investment business for the foreseeable future. The Trustees also approved a new advisory agreement with IXIS Advisors and a new subadvisory agreement with Hansberger, to take effect subject to shareholder approval. At a meeting on September 21, 2004, the Trustees, including the Independent Trustees, voted unanimously to recommend that shareholders of the Fund vote to approve the Fund's new advisory and subadvisory agreements. Shareholders approved the new advisory and subadvisory agreements at a special meeting of shareholder on January 6, 2005. In considering and recommending the new advisory and subadvisory agreements, the Trustees did not identify any single factor as determinative. Matters considered by the Board of Trustees included the following:


     Advisory Agreement

          .    the results and financial condition of IXIS Advisors;
          .    the nature, quality and extent of the portfolio management services furnished by IXIS Advisors;
          .    whether the portfolio management services to be provided pursuant to the new advisory agreement would be provided on terms and conditions similar to those of the former advisory agreement with
               Loomis Sayles;
          .    the terms of the advisory agreement;
          .    IXIS Advisors' ability to retain and attract capable personnel to serve the Fund;
          .    the recent investment performance of the Fund;

          . the advisory fees and other expenses that would be paid by the Fund under the advisory agreement as compared to those of similar funds managed by other investment advisers; and
          . the potential efficiencies to be gained from having IXIS Advisors serve as the investment adviser for most CDC Nvest Funds (including the Fund).

     Subadvisory Agreement

          .    the results and financial condition of Hansberger;
          .    the number, education and experience of Hansberger's investment personnel (including particularly those personnel with
               responsibilities for providing services to the Fund) and
               Hansberger's use of technology, external research and trading cost measurement tools;
          .    the procedures employed by Hansberger to determine the value of the Fund's assets;
          .    the resources devoted to, and the record of compliance with, restrictions and policies on personal securities transactions;
          .    the terms of the subadvisory agreement;
          .    the subadvisory fee rate payable to Hansberger;
          .    the total expense ratio of the Fund; and
          .    Hansberger's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to Hansberger.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the advisory and subadvisory fee structures are fair and reasonable and approved the new advisory and subadvisory agreements, subject to shareholder approval.

Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds

     IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), formed in 1995, is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"), is a wholly-owned subsidiary of IXIS Asset Management Holdings, LLC ("IXIS Holdings"), which in turn is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"). IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of IXIS Services, the transfer and dividend disbursing agent of the Funds. IXIS Asset Management North America owns the entire limited partnership interest in each of IXIS Advisors and the Distributor. IXIS Services has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

     IXIS Asset Management North America is part of an international Asset Management Group based in Paris, France. The Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.


     The 15 principal subsidiary or affiliated asset management firms of IXIS Asset Management North America, collectively had approximately $167 billion in assets under management or administration as of September 30, 2004.


     Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of

IXIS Holdings. IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.


     Hansberger Global Investors, Inc. ("Hansberger") was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc., which is controlled by Mr. Thomas L. Hansberger. IXIS Asset Management North America also holds an equity interest in Hansberger Group, Inc. Hansberger specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of IXIS Asset Management North America.


Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers; Cross Relationships of Officers and Trustees

     Loomis Sayles Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds advised by Loomis Sayles also invest. If one of these Funds and such other clients advised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

     Hansberger Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its subadvised Funds effect their securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its subadvised Funds. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its subadvised Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its subadvised Funds will not be disproportionate to the benefits received by it on a continuing basis. If purchase or sale of securities consistent with the investment policies of the subadvised Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its subadvised Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its subadvised Funds and other participating clients will be allocated securities on a prorated basis.

Distribution Agreements and Rule 12b-1 Plans


     Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. For the Growth Fund, Research Fund, Hansberger Foreign Growth Fund and Investment Grade Bond Fund, the Distributor began serving as the principal distributor of each class of shares of these funds on July 1, 2003. Prior to July 1, 2003, Loomis Sayles Distributors, L.P. served as the principal distributor for these funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.


     The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

     Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class C shares.)

     Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

     The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

     Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the prospectuses, investors will not be permitted to purchase $100,000 or more of Class B shares as a single investment per account. There is an exception to this restriction with respect to the omnibus account in Class B shares of Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). With respect to this exception, Merrill Lynch has represented that it has policies in place that prohibit individual purchases in Class B shares by Merrill Lynch's clients of $100,000 or more and that Merrill Lynch has processes in place to monitor and enforce this limitation with respect to its clients. In addition, Merrill Lynch has represented that it will only accept purchases of Class B shares by Merrill Lynch clients whose households' total Class B share assets (including the purchase) within the CDC Nvest Funds family total less than $100,000, of which not more than $50,000 can be in the CDC Nvest Tax Free Income and CDC Nvest Income Funds ("Fixed Income Funds"). Purchases of Class B shares of the Fixed Income Funds will only be accepted if the client's accumulated household Class B assets (including the purchase) in the Fixed Income Funds total less than $50,000.

     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

     Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

     The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of IXIS Asset Management North America and may receive compensation from each Fund's adviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

     The Distribution Agreement for any Fund may be terminated at any time on 60 days, written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

     With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and
(3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.


     The Distributor controls the words "CDC Nvest" in the names of the CDC Nvest Funds Trusts and if it should cease to be the principal distributor of such Funds' shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Cash Management Trust and Loomis Sayles Funds I and Loomis Sayles Funds II (except for class J shares of the Investment Grade Bond Fund.) The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.


     The portion of the various fees and expenses for Classes A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

All Income Funds (except Limited Term Government and Agency Fund)+

     For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                                                                                      Maximum         Maximum
                                           Maximum                 Maximum           First Year     First Year
                                      Sales Charge Paid         Reallowance or      Service Fee    Compensation
                                         by Investors             Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
Less than $100,000                          4.50%                   4.00%              0.25%           4.25%
$100,000 - $249,999                         3.50%                   3.00%              0.25%           3.25%
$250,000 - $499,999                         2.50%                   2.15%              0.25%           2.40%
$500,000 - $999,999                         2.00%                   1.70%              0.25%           1.95%

Investments of $1 million or more
First $3 million                            none                    1.00%(1)           0.25%           1.25%
Excess over $3 million                      none                    0.50%(1)           0.25%           0.75%

Investments with no                         none                    0.00%              0.25%           0.25%
Sales Charge (2)

Limited Term Government and Agency Fund

                                                                                      Maximum         Maximum
                                           Maximum                 Maximum           First Year     First Year
                                      Sales Charge Paid         Reallowance or      Service Fee    Compensation
                                         by Investors             Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
Less than $100,000                          3.00%                   2.70%              0.25%           2.95%
$100,000 - $249,999                         2.50%                   2.15%              0.25%           2.40%
$250,000 - $499,999                         2.00%                   1.70%              0.25%           1.95%
$500,000 - $999,999                         1.25%                   1.00%              0.25%           1.25%

Investments of $1 million or more
First $3 million                            none                    1.00%(1)           0.25%           1.25%
Excess over $3 million                      none                    0.50%(1)           0.25%           0.75%

Investments with no                         none                    0.00%              0.25%           0.25%
Sales Charge (2)


+Prior to September 12, 2003, Investment Grade Bond Fund offered Institutional and Retail a Classes of shares. On May 21, 2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.


(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.


(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section "How Sales Charges Are Calculated." Also refers to any Class C share accounts established prior to December 1, 2000.





     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:


High Income, Strategic Income, Core Plus Bond, Investment Grade Bond and Government Securities Funds
(Class B only for Government Securities Fund)


                                           Maximum                                    Maximum         Maximum
                                       Front -End Sales            Maximum           First Year     First Year
                                        Charge Paid by          Reallowance or      Service Fee    Compensation
                                          Investors               Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
All amounts for Class B                      none                   3.75%              0.25%           4.00%
All amounts for Class C                      none                   1.00%              0.00%           1.00%

Limited Term Government and Agency Fund


                                           Maximum                                    Maximum         Maximum
                                       Front -End Sales            Maximum           First Year     First Year
                                        Charge Paid by          Reallowance or      Service Fee    Compensation
                                          Investors               Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
All amounts for Class B                      none                   2.75%              0.25%           3.00%
All amounts for Class C                      none                   1.00%              0.00%           1.00%

Municipal Income Fund

     For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund


                                                                                      Maximum         Maximum
                                           Maximum                 Maximum           First Year     First Year
                                      Sales Charge Paid         Reallowance or      Service Fee    Compensation
                                         by Investors             Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
Less than $100,000                          4.50%                   4.00%              0.25%           4.25%
$100,000 - $249,999                         3.50%                   3.00%              0.25%           3.25%
$250,000 - $499,999                         2.50%                   2.15%              0.25%           2.40%
$500,000 - $999,999                         2.00%                   1.70%              0.25%           1.95%

Investments of $1 million or more
First $3 million                            none                    1.00%(1)           0.25%           1.25%
Excess over $3 million                      none                    0.50%(1)           0.25%           0.75%
Investments with no                         none                    0.00%              0.25%           0.25%
Sales Charge (2)

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.


(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares of the Income Funds under the section "How Sales Charges Are Calculated."


     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund


                                           Maximum                                    Maximum         Maximum
                                       Front -End Sales            Maximum           First Year     First Year
                                        Charge Paid by          Reallowance or      Service Fee    Compensation
                                          Investors               Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
All amounts for Class B                      none                    3.75%             0.25%           4.00%

Massachusetts Fund

     For Class A shares of the Massachusetts Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                                                            Maximum         Maximum
                                           Maximum                 Maximum           First Year     First Year
                                      Sales Charge Paid         Reallowance or      Service Fee    Compensation
                                         by Investors             Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
Less than $50,000                           4.25%                   3.75%              0.25%           4.00%
$50,000 - $99,999                           4.00%                   3.50%              0.25%           3.75%
$100,000 - $249,999                         3.50%                   3.00%              0.25%           3.25%
$250,000 - $499,999                         2.50%                   2.15%              0.25%           2.40%
$500,000 - $999,999                         2.00%                   1.70%              0.25%           1.95%

Investments of $1 million or more
First $3 million                            none                    1.00%(1)           0.25%           1.25%
Excess over $3 million                      none                    0.50%(1)           0.25%           0.75%

Investments with no                         none                    0.00%              0.25%           0.25%
Sales Charge (2)


(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.


(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for the Massachusetts Fund under the section "How Sales Charges Are Calculated."


     The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                                                   Maximum                  Maximum
                                     Maximum Reallowance         First Year                First Year
                                        or Commission            Service Fee             Compensation
Investment                          (% of offering price)   (% of net investment)   (% of offering period)
----------                          ---------------------   ---------------------   ----------------------
All amounts for Class B                     3.75%                   0.25%                    4.00%

Equity Funds+

     For Class A shares of the Research Fund, Hansberger Foreign Growth Fund and Growth Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:


                                                                                      Maximum         Maximum
                                           Maximum                 Maximum           First Year     First Year
                                      Sales Charge Paid         Reallowance or      Service Fee    Compensation
                                         by Investors             Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
Less than $50,000                           5.75%                 5.00%                0.25%           5.25%
$50,000 - $99,999                           4.50%                 4.00%                0.25%           4.25%
$100,000 - $249,999                         3.50%                 3.00%                0.25%           3.25%
$250,000 - $499,999                         2.50%                 2.15%                0.25%           2.40%
$500,000 - $999,999                         2.00%                 1.70%                0.25%           1.95%

Investments of $1 million or more
First $3 million                            None                  1.00%(1)             0.25%           1.25%
Excess over $3 million                      None                  0.50%(1)             0.25%           0.75%

Investments with no                         None                  0.00%                0.25%           0.25%
Sales Charge (2)



+Prior to September 12, 2003, the Growth Fund, Hansberger Foreign Growth Fund and Research Fund offered Institutional and Retail Classes of shares. On May 21, 2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.


(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section "How Sales Charges Are Calculated."


     The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                           Maximum                                    Maximum         Maximum
                                       Front -End Sales            Maximum           First Year     First Year
                                        Charge Paid by          Reallowance or      Service Fee    Compensation
                                          Investors               Commission         (% of net    (% of offering
Investment                          (% of offering price)   (% of offering price)   investment)       price)
----------                          ---------------------   ---------------------   -----------   --------------
All amounts for Class B                      none                   3.75%              0.25%           4.00%
All amounts for Class C                      none                   1.00%              0.00%           1.00%


(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Growth Fund, Hansberger Foreign Growth Fund and Loomis Sayles Research Fund under the section "How Sales Charges Are Calculated."


All Funds

     Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time. For Funds subject to a redemption fee, such fees are paid to the Fund.

     For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

     The Distributor, the advisers, the subadviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B and C shares, (iii) payments based upon factors such as the length of time the assets of a dealer's clients have been invested in the Funds and the levels of those clients' assets and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm. These payments described in this paragraph may be significant to the dealers receiving the payments and the entities paying them.

     Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Funds' Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:


CDC NVEST TRUST I*



                                                           12/31/02    09/30/03/1/   09/30/04
                                                          ----------   -----------   --------
Total commissions on sales of Class A shares              $2,020,945     $189,617    $130,978
   Amount reallowed to other securities dealers           $1,771,806     $169,080    $115,007
   Amount retained by Distributor                         $  249,139     $ 20,537    $ 15,971

Total CDSCs on redemptions of Classes A, B and C shares   $2,994,886     $373,136    $237,298
   Amount paid to S.G. Constellation                      $2,925,808     $347,801    $235,561
   Amount retained by Distributor*                        $   69,078     $ 25,335    $  1,737


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.


/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.



CDC NVEST TRUST II*



                                                          12/31/02   9/30/03/1/   9/30/04
                                                          --------   ----------   -------
Total commissions on sales of Class A shares              $342,644     $27,141    $32,428
   Amount reallowed to other securities dealers           $302,974     $23,608    $28,205
   Amount retained by Distributor                         $ 39,670     $ 3,533    $ 4,223

Total CDSCs on redemptions of Classes A, B and C shares   $580,262     $20,590    $19,660
   Amount paid to S.G. Constellation                      $546,418     $20,590    $19,660
   Amount retained by Distributor*                        $ 33,844     $     0    $     0


*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust II's investment advisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.


/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.


LOOMIS SAYLES FUNDS II*


                                                          12/31/02   9/30/03/1/     9/30/04
                                                          --------   ----------   ----------
Total commissions on sales of Class A shares                 $0       $648,831    $1,880,862
   Amount reallowed to other securities dealers              $0       $581,586    $1,683,746
   Amount retained by Distributor                            $0       $ 67,245    $  197,116

Total CDSCs on redemptions of Classes A, B and C shares      $0       $401,639    $  531,962
   Amount paid to FEP Capital, L.P.                          $0       $374,111    $  425,043
   Amount retained by Distributor*                           $0       $ 27,528    $  106,919


*Prior to July 1, 2003 Loomis Sayles Distributors, L.P. served as the distributor to Loomis Sayles Funds II. From July 1, 2003 through September 30, 2004, IXIS Asset Management Distributors, L.P. served as the distributor to Loomis Sayles Funds II.


/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.


Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for Funds within the CDC Nvest Funds Trusts and for the High Income Fund, Strategic Income Fund, Limited Term Government and Agency Fund and Municipal Income Fund. As such, IBT holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, IBT receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

     State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the custodian for Funds within the Loomis Sayles Funds Trusts (other than the High Income Fund, Strategic Income Fund,

Limited Term Government and Agency Fund and Municipal Income Fund). As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

Independent Registered Public Accounting Firm. The Trusts' independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds' Annual Reports for the year ended September 30, 2004 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

Other Arrangements

Transfer Agency Services


     Pursuant to contracts between the Trusts and IXIS Services, IXIS Services, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares.

     For these services, IXIS Services received the following fees from the Funds for the fiscal year ended December 31, 2002, the period January 1, 2003 to September 30, 2003 and the fiscal year ended September 30, 2004:



                                                                          Fiscal Year Ended
Fund                          1/01/02 - 12/01/02   1/01/03 - 9/30/03/1/        9/30/04
---------------------------   ------------------   --------------------   -----------------
Core Plus Bond                     $425,926              $250,569              $283,969
Government Securities              $145,812              $101,082              $117,852
High Income                        $103,655              $ 61,539              $ 79,510
Limited Term Government and
Agency                             $224,651              $156,896              $207,827
Massachusetts                      $167,287              $107,952              $134,784
Municipal Income                   $242,523              $151,736              $184,026
Strategic Income                   $348,358              $273,373              $597,529



                                                   Fiscal Year Ended
                            2/03/03 - 9/30/03/2/        9/30/04
                            --------------------   -----------------
Growth                             $16,334              $131,875
Hansberger Foreign Growth          $16,870              $ 71,301
Investment Grade Bond              $ 7,425              $ 69,000
Research                           $13,244              $ 69,000


/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.
/2/ IXIS Services became the shareholder servicing and transfer agent for each Fund on February 2, 2003. Prior to February 2, 2003, BFDS, an unaffiliated entity, served as the shareholder servicing and transfer agent.

     IXIS Services has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, IXIS Services pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.


Administrative Services

     In addition, during the fiscal year ended September 30, 2004, IXIS Services performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, IXIS Services provided the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities. Effective January 1, 2005, IXIS Advisors replaced IXIS Services as the administrator of the Funds. IXIS Advisors now performs all of the above-mentioned services pursuant to a new Administrative Agreement with the Funds.

     For the fiscal year ended December 31, 2002, the period January 1, 2003 through September 30, 2003 and the fiscal year ended September 30, 2004, IXIS Services received the following fees from the Funds:



                                     Fiscal Year       Period       Fiscal Year
                                        Ended         1/01/03 -        Ended
Fund                                   12/31/02      9/30/03/1/       9/30/04
----------------------------------   -----------     ----------     -----------
Core Plus Bond                         $181,783       $195,955        $198,429
Government Securities                  $ 52,701       $ 58,828        $ 48,897
High Income                            $ 32,625       $ 31,130        $ 31,916
Limited Term Government and Agency     $ 78,121       $ 89,877        $ 88,981
Massachusetts                          $ 56,477       $ 57,360        $ 57,745
Municipal Income                       $ 85,701       $ 85,899        $ 84,045
Strategic Income                       $124,140       $162,160        $337,400


/1/ The Funds' fiscal year ends on September 30. For certain Funds, this reflects a change, effective September 12, 2003, from a prior fiscal year-end of December 31. The results shown are therefore calculated for the period from January 1, 2003 through September 30, 2003.


                                 Fiscal Year     Period       Period    Fiscal Year
                                    Ended      10/01/02 -   7/01/03 -      Ended
Fund                               9/30/02*     6/30/03*     9/30/03      9/30/04
------------------------------   -----------   ----------   ---------   -----------
Growth Fund                        $10,070       $ 6,374     $ 2,537      $ 41,894
Hansberger Foreign Growth Fund     $24,425       $11,774     $ 4,691      $ 46,875
Investment Grade Bond Fund         $61,782       $67,850     $27,744      $247,170
Research Fund                      $ 6,720       $ 4,735     $ 1,883      $ 14,934


* For the fiscal year-ended September 30, 2002 and the period October 1, 2002 through June 30, 2003, the table reflects the fees paid to Loomis Sayles. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for Growth Fund, Hansberger Foreign Growth Fund, Investment Grade Bond Fund and Research Fund pursuant to an administrative services agreement (the "Administrative Services Agreement") with this Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, Loomis Sayles Funds reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance,
(iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

All Income Funds. In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

All Equity Funds. In placing orders for the purchase and sale of equity securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.


Hansberger Foreign Growth Fund. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for the Hansberger Foreign Growth Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to the Fund or segment means the best net price without regard to the mix between purchase or sale price and commissions, if any.


     In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker.


     Subject to best execution, Hansberger may cause the Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by the Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.


     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its Fund and other advisory clients.

     Twice a year, Hansberger, through a committee of its securities analysts, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.


     Hansberger may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.


     Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds Advised by Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

     Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under Soft Dollars below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as Soft Dollars).

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of Soft Dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its Soft Dollar practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

General


     Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with IXIS Asset Management North America or the Funds' advisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.


     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.


     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses.


     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

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               DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
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     CDC Nvest Funds Trust I is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I"; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I." The Trust has 8 separate portfolios. Municipal Income Fund is the successor of NEL Tax Exempt Bond Funds, Inc. which commenced operations in 1977. Prior to January 5, 1996, the Municipal Income Fund was "New England Tax Exempt Income Fund"; and prior to September 15, 2003, the name of the Fund was "CDC Nvest Municipal Income Fund." The initial Fund of the Trust (now the Loomis Sayles Government Securities Fund) commenced operations on September 16, 1985. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized as a series of Loomis Sayles Funds II on September 12, 2003.


     CDC Nvest Funds Trust II is registered with the SEC as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization. From its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." The Trust has two separate portfolios. Massachusetts Fund is a successor to an investment company that was organized in 1984 and reorganized as series of the Trust in January 1989.


     Loomis Sayles Funds II, registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. Each series of the Trust is diversified. The Trust has 13 portfolios. On September 12, 2003, the following Funds were reorganized from the CDC Nvest Funds Trusts into series of Loomis Sayles Funds
II: Loomis Sayles High Income Fund (formerly, the "CDC Nvest High Income Fund"); Loomis Sayles Limited Term U.S. Government Fund (formerly, the "CDC Nvest Limited Term U.S. Government Fund"); Loomis Sayles Strategic Income Fund (formerly, the "CDC Nvest Strategic Income Fund"; and Loomis Sayles Municipal Income Fund (formerly, the "CDC Nvest Municipal Income Fund"). Loomis Sayles Limited Term U.S. Government Fund changed its name to Loomis Sayles Limited Term Government and Agency Fund in February 2004. On September 12, 2003, the following the Loomis Sayles Funds converted to the multi-class structure offered by the CDC Nvest Funds Trusts: Loomis Sayles Growth Fund; Loomis Sayles Research Fund; Hansberger Foreign Growth Fund; and Loomis Sayles Investment Grade Bond Fund. Loomis Sayles International Equity Fund changed its name to CDC IXIS International Equity Fund in August 2004 and then to Hansberger Foreign Growth Fund effective February 2005.


     The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

     The shares of all the Funds (except as noted in this Statement and in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

     The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.


     The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or in the case of Loomis Sayles Funds II, merge two or more existing series or classes without shareholder approval. In the case of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II, final mergers are subject to shareholder approval.

     The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

     Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

     All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value of at least $25,000 (with respect to all Trusts except Loomis Sayles Funds I and Loomis Sayles Funds II) or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

     No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

     The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.

Code of Ethics


     The Funds, their advisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.


Proxy Voting Policies


     The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds' investment adviser or subadviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to the Fund and the Fund's administrator, the records and information maintained by the adviser under the Guidelines.


Loomis Sayles


     Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

     All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

     The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

     Information regarding how the Funds voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2004 is available (i) through the Funds' website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.


Hansberger

     Hansberger utilizes the services of a third party proxy service provider ("Proxy Service Provider") to assist in voting proxies. The Proxy Service Provider is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. The Proxy Service Provider's primary function with respect to Hansberger is to apprise Hansberger of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Hansberger may consider the Proxy Service Provider's and others' recommendations on proxy issues, Hansberger bears ultimate responsibility for proxy voting decisions.

     Hansberger takes reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of the clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Hansberger's view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Hansberger generally votes in accordance with the recommendations of Proxy Service Provider on these issues, although, on occasion Hansberger abstains from voting on these issues. When making proxy-voting decisions, Hansberger generally adheres to its Proxy Voting Guidelines (the "Guidelines"), as revised from time to time. The Guidelines, which have been developed with reference to the positions of the Proxy Service Provider, set forth Hansberger's positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of the Proxy Service Provider's standard operating policies.

     From time to time, proxy voting proposals may raise conflicts between the interests of Hansberger's clients and the interests of Hansberger and its employees. Hansberger takes certain steps designed to ensure a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. Hansberger's Proxy Voting Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular matter is required to disclose that conflict to the Chief Compliance Officer and may be required to recuse him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for resolution. Application of the Guidelines or voting in accordance with the Proxy Service Provider's vote recommendation should, in most cases, adequately address any possible conflicts of interest.

     Information regarding how the Funds voted proxies related to their prospective portfolio securities during the 12-month period ended June 30, 2004 is available (i) through the Funds' website at www.cdcnvestfunds.com and (ii) on the SEC's website at www.sec.gov.

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                               PORTFOLIO TURNOVER
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     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal year ended September 30, 2004 was significantly higher for the Loomis Sayles Government Securities Fund, compared to the prior fiscal period because, among other things, there were more opportunities and therefore more trades involving Treasury Inflation Indexed securities. The portfolio turnover rate for the fiscal year ended September 30, 2004 was significantly higher for the Loomis Sayles Limited Term Government and Agency Fund compared to the prior fiscal period because, among other things, mortgage holdings were reduced significantly. The portfolio turnover rate for the fiscal year ended September 30, 2004 was significantly higher for the Loomis Sayles Massachusetts Tax Free Income Fund compared to the prior fiscal period because, among other things, holdings were reevaluated in preparation for a rising interest rate environment. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.


     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser believes that portfolio changes are appropriate.

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                         PORTFOLIO HOLDINGS INFORMATION
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     The Funds have adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following a 30-day lag between the date of the information and the date on which it is disclosed. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.


     The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

     (1) Disclosure of portfolio holdings posted on the Funds' website, provided the information is shared no sooner than the next day following the day on which the information is posted;

     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (monthly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (for Fixed Income Funds, quarterly disclosure of full portfolio holdings, provided 25 days after calendar quarter-end; and for Equity Funds, monthly disclosure of full portfolio holdings, provided 5 days after month-end); Morningstar (quarterly disclosure of full portfolio holdings, provided 5 days after calendar quarter-end); Standard & Poors (quarterly disclosure of full portfolio holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings, provided next business day);

     (3) Disclosure to SG Constellation, as part of the Class B share financing program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly);

     (4) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and, for the Loomis Sayles-managed Funds, to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to Loomis Sayles (portfolio holdings of issuers as of record date for shareholder meetings);

     (5) Disclosure to employees of the Funds' adviser, subadviser, principal underwriter, administrator, custodian and fund accounting agent, provided that such disclosure is made for bona fide business purposes; and

     (6) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

     With respect to (6) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

     In addition, any disclosures of portfolio holdings information by a Fund or its adviser and/or subadviser must be consistent with the anti-fraud provisions of the federal securities laws, the Funds' and the adviser's/subadviser's fiduciary duty to shareholders, and the Funds' code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser and/or subadviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund's adviser and/or subadviser or by any affiliated person of the adviser and/or subadviser.

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                               HOW TO BUY SHARES
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     The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

     For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

     Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this Statement.

     A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

     The Distributor may at its discretion, for existing clients, accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

     At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

     If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

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                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
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     The method for determining the public offering price and net asset value per share is summarized in the Prospectus.


     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in the adviser's/subadviser's discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if the adviser/subadviser, in its discretion, determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in the advisers'/subadvisers' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Funds may price their shares on days on which the Exchange is closed but the NASDAQ stock market or the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

     Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," is securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Funds may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issue (such as a declaration of bankruptcy or a deleting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and / or foreign markets.)


     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.


     The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by IXIS Services or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.


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                              REDUCED SALES CHARGES
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     The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the Broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

     In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Fund and your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account.

     You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members' accounts, in order to verify your eligibility for the reduced sales charge.

     Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another CDC Nvest Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.


     Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

     A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

     A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

     The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

     State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

     Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series (the "Money Market Fund") unless the shares were purchased through an exchange with another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

     Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Fund unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

     Clients of the Adviser. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares by (1) clients of an adviser to any series of the Trusts; any director, officer or partner of a client of an adviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

     Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

     Investment Advisory Accounts. Class A shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

     Certain Broker-Dealers and Financial Services Organizations. Class A shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by IXIS Advisors, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.


     Certain Retirement Plans. Class A shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.


     Bank Trust Departments or Trust Companies. Class A shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

     The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

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                              SHAREHOLDER SERVICES
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Open Accounts

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by IXIS Services. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, IXIS Services will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. IXIS Services may charge a fee for providing duplicate information.

     The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

     The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

     Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to IXIS Services for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

     This program is voluntary and may be terminated at any time by IXIS Services upon notice to existing plan participants.

     The Investment Builder Program plan may be discontinued at any time by the investor by written notice to IXIS Services, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

     The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

     Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

     An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

     A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

     In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

     All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gains Distributions and Tax Status" or "Taxation of Funds" below for certain information as to federal income taxes.

     It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

     Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

     You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege

     A shareholder may exchange the shares of any Fund for shares of the same class of an other CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or C shares subject to a CDSC and of Class B shares into the Money Market Fund, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series may exchange into Class C shares of a CDC Nvest Fund subject to its CDSC schedule. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. These options are summarized in the Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or IXIS Services at 800-225-5478 or (2) a written exchange request to the Fund or IXIS Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

     Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

     Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

     As indicated in the Prospectuses, certain Funds are subject to a redemption fee on exchanges.

The investment objectives of the Funds as set forth in their prospectuses are as follows:

Equity Funds:

     Loomis Sayles Growth Fund seeks long-term growth of capital.


     Hansberger Foreign Growth Fund seeks high long-term total return.


     Loomis Sayles Research Fund seeks to provide long-term growth of capital.

Income Funds:

     Loomis Sayles Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

     Loomis Sayles Limited Term Government and Agency Fund seeks a high current return consistent with preservation of capital.

     Loomis Sayles Strategic Income Fund seeks high current income with a secondary objective of capital growth.

     Loomis Sayles Core Plus Bond Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

     Loomis Sayles High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

     Loomis Sayles Investment Grade Bond Fund seeks high total investment return through a combination of current income and capital appreciation.

Tax Free Income Funds:

     Loomis Sayles Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital.

     Loomis Sayles Massachusetts Tax Free Income Fund seeks to maintain a high a level of current income exempt from federal and Massachusetts personal income taxes.


As of December 31, 2004, the net assets of the CDC Nvest Funds family totaled approximately $5.4 billion.


Automatic Exchange Plan (Classes A, B and C Shares)

     As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until IXIS Services is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form to establish an Automatic Exchange Plan is available from IXIS Services or your financial representative.

Broker Trading Privileges

     The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R) and Web Site

     CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

     Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE

FOLLOWING TERMS AND CONDITIONS.

     The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

     The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

     You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

     You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

     You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

     CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

     The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

     Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

     CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

     CDC Nvest Funds
     P. O. Box 219579
     Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

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                                   REDEMPTIONS
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     The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Classes A, B and C shares, and a redemption fee may be charged on redemptions and exchanges of certain of the Funds. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

     To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).




     The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

     If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

     In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to IXIS Services or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. IXIS Services, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

     Check writing is available on Class A shares of Limited Term Government and Agency Fund and Massachusetts Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term Government and Agency Fund, Massachusetts Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

     The redemption price will be the net asset value per share (less any applicable CDSC and redemption fee) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).


     The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee's account.


     The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

     The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

     A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

     In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

     The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds' distributor, and the redemption fee imposed on certain Funds, both as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy


     When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. The fee is subject to change. This minimum balance fee does not apply to accounts with active investment builder , account that fall below the minimum as a result of the automatic conversion for Class B shares to Class A shares, account held through the National Securities Clearing Corporation, or retirement accounts. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Fund also reserves the right to close your account and send you the proceeds if the balance in your account falls below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A shares only)

     The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer or the Funds within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

     Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

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                             PERFORMANCE Information
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Yield and Total Return

     Each Fund may advertise the yield of each class of its shares. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares.

     Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.


     Each of the Tax Free Income Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."


     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

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           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
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     As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

     Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

     If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains.

Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Income derived from investments in fixed-income securities is not eligible for treatment as qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.


     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.


     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

     Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in passive foreign investment companies generally will not qualify for treatment as qualified dividend income.

     Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

     Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

     Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

     Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

     If a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation of the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class or stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, n general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gains Dividend are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004 and before January 31, 2008, if the Fund is a U.S. real property holdings corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The financial statements of the Funds and the related reports of the independent registered public accountants included in the Funds' Annual Reports for the year ended September 30, 2004 are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their 2004 Annual Reports for the year ended September 30, 2004 are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at
(800) 225-5478 or by writing to the Distributor at: IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

     Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid. D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                             Statement of Additional
                                   Information

February 1, 2005

LOOMIS SAYLES FUNDS I
     .    Loomis Sayles Bond Fund
     .    Loomis Sayles Global Bond Fund
     .    Loomis Sayles Small Cap Value Fund

LOOMIS SAYLES FUNDS II
     .    Loomis Sayles Aggressive Growth Fund
     .    Loomis Sayles Small Cap Growth Fund
     .    Loomis Sayles Value Fund
     .    Loomis Sayles Worldwide Fund
     .    Loomis Sayles Tax-Managed Equity Fund

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF the SERIES OF LOOMIS SAYLES FUNDS I or LOOMIS SAYLES FUNDS II LISTED ABOVE (COLLECTIVELY, THE "FUNDS," WITH EACH SERIES BEING KNOWN AS A "FUND") DATED FEBRUARY 1, 2005, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, 399 BOYLSTON ST., BOSTON, MASSACHUSETTS 02116, 1-800-633-3330.

The Funds' financial statements and accompanying notes that appear in the Funds' annual and semi-annual reports are incorporated by reference into this Statement of Additional Information. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

----------

                                TABLE OF CONTENTS


THE TRUSTS....................................................................2
INVESTMENT STRATEGIES AND RISKS...............................................2
Investment Restrictions.......................................................3
Investment Strategies.........................................................6
U.S. Government Securities....................................................6
When-Issued Securities........................................................8
Zero Coupon Securities........................................................8
Repurchase Agreements.........................................................8
Real Estate Investment Trusts.................................................9
Rule 144A Securities..........................................................9
Foreign Currency Transactions.................................................9
Options and Futures..........................................................10
Small Companies..............................................................12
Private Placements...........................................................12
Investment Companies.........................................................13
Temporary Defensive Strategies...............................................13
Portfolio Turnover...........................................................13
PORTFOLIO HOLDINGS INFORMATION...............................................13
MANAGEMENT OF THE TRUSTS.....................................................15
PRINCIPAL HOLDERS............................................................24
INVESTMENT ADVISORY AND OTHER SERVICES.......................................32
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................39
DESCRIPTION OF THE TRUSTS....................................................42
Voting Rights................................................................43
Shareholder and Trustee Liability............................................44
How to Buy Shares............................................................44
Net Asset Value..............................................................44
SHAREHOLDER SERVICES.........................................................45
Open Accounts................................................................45
Systematic Withdrawal Plan...................................................46
Exchange Privilege...........................................................46
Individual Retirement Accounts...............................................47
Redemptions..................................................................47
Redemption Fee Policy........................................................48
DISTRIBUTION AND TAXES.......................................................49
FINANCIAL STATEMENTS.........................................................55
PERFORMANCE INFORMATION......................................................55

                                   THE TRUSTS

     Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) is a registered, open-end management investment company. Loomis Sayles Funds I includes twelve series. Each series (except Loomis Sayles High Income Opportunities Fund) is a diversified fund. Loomis Sayles Funds I was organized as a Massachusetts business trust on December 23, 1993.

     Loomis Sayles Funds II (formerly, Loomis Sayles Funds) (together with Loomis Sayles Funds I, the "Trusts") is a registered, open-end management investment company. Loomis Sayles Funds II includes thirteen series. Each series is a diversified fund. Loomis Sayles Funds II was organized as a Massachusetts business trust on February 20, 1991.

     The Loomis Sayles Tax-Managed Equity Fund reorganized into a newly created series of Loomis Sayles Funds II and ceased to be a series of Loomis Sayles Funds I on September 12, 2003.


     The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund (together with the Loomis Sayles Tax-Managed Equity Fund, the "Successor Funds") reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003. Information set forth in this Statement of Additional Information regarding the Successor Funds for periods on or before September 12, 2003 relates to the predecessor funds.


     Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.

     Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by each Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. Each Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of either Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

      The investment objective and principal investment strategies of each Fund are described in its Prospectus. The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the relevant Trust's Board of Trustees without shareholder approval, except that the investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

The Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund will not:

          (1) Invest in companies for the purpose of exercising control or management.

          *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

          *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

          (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

          (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

          (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions
     (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

          *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

          *(9) Borrow money, except to the extent permitted under the 1940 Act.

          (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Loomis Sayles Worldwide Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

          (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

          (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

          (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

          (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

          *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

     Each of these Funds intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

     For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Loomis Sayles Tax-Managed Equity Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Loomis Sayles Tax-Managed Equity Fund will not:

     *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

     *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

     *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

     *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).


     *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund's use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.


     (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

     *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

     The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

     Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

     For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

     Loomis Sayles Bond Fund


     The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities.


     Loomis Sayles Global Bond Fund


     The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities.

     Loomis Sayles Small Cap Growth Fund


     The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.


     Loomis Sayles Small Cap Value Fund


     The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.


     Loomis Sayles Tax-Managed Equity Fund


     The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities.


INVESTMENT STRATEGIES

     Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. Government Securities

     U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

     U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.


     "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default.

Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

     Any increase in the principal value of TIPS caused by an increase in inflation is taxable in the year the increase occurs, even if the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See "Zero Coupon Securities" below and "Distributions and Taxes" for additional information.

     The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


     The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions each Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

When-Issued Securities


     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. A Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Securities


     Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.


Repurchase Agreements

     Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts

     Real Estate Investment Trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

     A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Rule 144A Securities


     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the marketplace trades in the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanism of transfer).


Foreign Currency Transactions


     Because investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investments in securities of certain other issuers may involve, currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.


     If conditions warrant, a Fund may enter into private contracts to purchase or sell foreign currencies, at a future date ("forward contracts"). A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Funds generally will not enter into forward contracts with a term of greater than one year.

     The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign securities. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

     An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

     If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

     Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. With over-the-counter options, a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

     Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.


     In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

     A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

     When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

     Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

     Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.


Small Companies

     Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements

     The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

     While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

     The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

     Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies


     Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Because the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.


Temporary Defensive Strategies

     For temporary defensive purposes, each Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Portfolio Turnover


     A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal year ended September 30, 2004 was significantly lower for the Loomis Sayles Tax-Managed Equity Fund compared to the prior fiscal year due to, among other things, a change to the Fund's investment strategy in June 2003. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.


     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

                         PORTFOLIO HOLDINGS INFORMATION

     The Funds have adopted policies to control the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following a 30-day lag between the date of the information and the date on which it is disclosed. However, holdings information for certain Funds, such as the Loomis Sayles Small Cap Value Fund, may be subject to aging periods that are longer than 30 days if the specific investment style warrants aging beyond 30 days prior to public dissemination. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average Price-Earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

     The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1) Disclosure of portfolio holdings posted on the Funds' website, provided the information is shared no sooner than the next day following the day on which the information is posted;


(2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Funds, their principal underwriter or an affiliate of the Funds' principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (monthly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (for Fixed Income Funds, quarterly disclosure of full portfolio holdings, provided 25 days after calendar quarter-end; and for Equity Funds, monthly disclosure of full portfolio holdings, provided 5 days after month-end); Morningstar (quarterly disclosure of full portfolio holdings, provided 5 days after calendar quarter-end); Standard & Poors (quarterly disclosure of full holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings, provided the next business day);

(3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);


(4) Disclosure to employees of the Funds' adviser, principal underwriter, administrator, custodian and fund accounting agent, provided that such disclosure is made for bona fide business purposes; and

(5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

     With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Funds' Board of Trustees exercises oversight of the disclosure of the Funds' portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Funds' policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

     In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Funds' and the adviser's fiduciary duty to shareholders, and the Funds' code of ethics. The Funds' policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                            MANAGEMENT OF THE TRUSTS

     The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

     The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement of Additional Information, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the 1940 Act of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.


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                                                                                                                Number of Portfolios
                                                                                                                   in Fund Complex
                                    Position(s) Held with the                                                      Overseen*** and
                                     Trusts, Length of Time                                                      Other Directorships
     Name and Date of Birth        Served and Term of Office*   Principal Occupation(s) During Past 5 Years**           Held
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. (3/23/40)            Trustee,            Douglas Dillon Professor and Director of the    41;
                                       Contract Review and      Belfer Center of Science for International      Director, Taubman
                                      Governance Committee      Affairs, John F. Kennedy School of              Centers, Inc.;
                                       Member, since 2003       Government, Harvard University                  Advisory Board
                                                                                                                Member, USEC Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin (5/30/38)                Trustee,            Retired                                         41;
                                     Audit Committee Member,                                                    Director, Coal,
                                          since 2002                                                            Energy Investments &
                                                                                                                Management, LLC;
                                                                                                                Director, Precision
                                                                                                                Optics Corporation
                                                                                                                (optics
                                                                                                                manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (2/24/45)                    Trustee,            President and Chief Executive Officer, Cain     41;
                                      Chairman of the Audit     Brothers & Company, Incorporated (investment    Trustee, Universal
                                     Committee, since 2003;     banking)                                        Health Realty Income
                                    Co-Chairman of the Board                                                    Trust; Director,
                                           since 2004                                                           Sheridan Healthcorp
                                                                                                                (physician practice
                                                                                                                management)
------------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault (9/12/33)                  Trustee,            Retired; Trustee, First Variable Life           41;
                                       Contract Review and      (variable life insurance)                       Director, Mailco
                                      Governance Committee                                                      Office Products, Inc
                                     Member, since 2002 for                                                     (mailing equipment).
                                    Loomis Sayles Funds I and
                                     2000 for Loomis Sayles
                                            Funds II
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (4/5/32)                   Trustee,            Retired                                         41;
                                    Chairman of the Contract                                                    None
                                   Review and Governance
                                   Committee, since 2003;
                                   Co-Chairman of the Board,
                                           since 2004
------------------------------------------------------------------------------------------------------------------------------------
Richard Darman (5/10/43)                    Trustee,            Partner, The Carlyle Group (investments);       41;
                                       Contract Review and      formerly, Professor, John F. Kennedy School     Director and
                                      Governance Committee      of Government, Harvard University               Chairman of the
                                       Member, since 2003                                                       Board of Directors
                                                                                                                of AES Corporation
                                                                                                                (independent power
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Number of Portfolios
                                                                                                                   in Fund Complex
                                    Position(s) Held with the                                                      Overseen*** and
                                     Trusts, Length of Time                                                      Other Directorships
     Name and Date of Birth        Served and Term of Office*   Principal Occupation(s) During Past 5 Years**           Held
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                company)
------------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (2/17/42)                   Trustee,            President, Strategic Advisory Services          41;
                                     Audit Committee Member,    (management consulting); formerly, Senior       Director, Verizon
                                             since 2003         Vice President and Director, The Boston         Communications;
                                                                Consulting Group, Inc. (management              Director, Rohm and
                                                                consulting)                                     Haas Company
                                                                                                                (specialty
                                                                                                                chemicals);
                                                                                                                Director, AES
                                                                                                                Corporation
------------------------------------------------------------------------------------------------------------------------------------
John A. Shane (2/22/33)                     Trustee,            President and Director, Palmer Service          41;
                                       Contract Review and      Corporation (venture capital organization)      Director, Gensym
                                      Governance Committee                                                      Corporation;
                                       Member, since 2003                                                       Director, Abt
                                                                                                                Associates Inc.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/ (4/17/47)             Trustee,            President, Chairman, Director, and Chief        41;
555 California Street              since 2002; President and    Executive Officer, Loomis, Sayles & Company,    None
San Francisco, CA 94104            Chief Executive Officer of   L.P.
                                   Loomis Sayles Funds I and
                                   Chief Executive Officer of
                                     Loomis Sayles Funds II,
                                           since 2003
------------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/ (11/23/60)                Trustee,            President and Chief Executive Officer, IXIS     41;
                                   since 2003; Executive Vice   Asset Management Distributors, L.P.;            None
                                   President of Loomis Sayles   President and Chief Executive Officer of CDC
                                    Funds I and President of    Nvest Funds Trust I, CDC Nvest Funds Trust
                                     Loomis Sayles Funds II,    II, CDC Nvest Funds Trust III, CDC Nvest
                                            Since 2003          Companies Trust I, CDC Nvest Cash Management
                                                                Trust and AEW Real Estate Income Fund
------------------------------------------------------------------------------------------------------------------------------------


*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.


** Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

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                                    Position(s) Held with       Term of Office* and      Principal Occupation(s) During Past
Name and Date of Birth                     Trusts              Length of Time Served     5 Years**
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Coleen Downs Dinneen (12/16/60)   Secretary, Clerk and       Since September 2004        Senior Vice President, General Counsel,
                                  Chief Legal Officer                                    Secretary and Clerk (formerly, Deputy
                                                                                         General Counsel, Assistant Secretary and
                                                                                         Assistant Clerk), IXIS Asset Management
                                                                                         Distribution Corporation, IXIS Asset
                                                                                         Management Distributors, L.P., IXIS Asset
                                                                                         Management Advisors, L.P. and IXIS Asset
                                                                                         Management Services Company; Chief
                                                                                         Compliance Officer, IXIS Asset Management
                                                                                         Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Fuss (9/27/33)          Executive Vice President   Since June 2003             Vice Chairman and Director, Loomis, Sayles
One Financial Center                                                                     & Company, L.P.; Prior to 2002, President
Boston, MA 02111                                                                         and Trustee of Loomis Sayles Funds II
------------------------------------------------------------------------------------------------------------------------------------
Michael Kardok (7/17/59)            Treasurer, Principal     Since October 2004          Senior Vice President, IXIS Asset
                                  Financial and Accounting                               Management Advisors, L.P. and IXIS Asset
                                           Officer                                       Management Distributors, L.P.; formerly,
                                                                                         Senior Vice President, IXIS Asset
                                                                                         Management Services Company; formerly,
                                                                                         Senior Director, PFPC Inc; formerly, Vice
                                                                                         President - Division Manager, First Data
                                                                                         Investor Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Frank LoPiccolo (4/1/53)          Anti-Money Laundering      Since June 2003             President, Chief Executive Officer and
                                  Officer                                                Director (formerly, Executive Vice
                                                                                         President), IXIS Asset Management Services
                                                                                         Company
------------------------------------------------------------------------------------------------------------------------------------
John E. Pelletier (6/24/64)       Chief Operating Officer    Since September 2004        Executive Vice President and Chief
                                                                                         Operating Officer (formerly, General
                                                                                         Counsel, Secretary and Clerk), IXIS Asset
                                                                                         Management Distributors, L.P. and IXIS
                                                                                         Asset Management Advisors, L.P.; Executive
                                                                                         Vice President (formerly, Senior Vice
                                                                                         President, General Counsel, Secretary and
                                                                                         Clerk), IXIS Asset Management Distribution
                                                                                         Corporation; Director (formerly, President,
                                                                                         Chief Executive Officer, General Counsel,
                                                                                         Secretary and Clerk), IXIS Asset Management
                                                                                         Services Company
------------------------------------------------------------------------------------------------------------------------------------
Kristin Vigneaux (9/25/69)        Chief Compliance Officer   Since August 2004           Chief Compliance Officer for Mutual Funds,
                                                                                         IXIS Asset Management Distributors, L.P.,
                                                                                         IXIS Asset Management Advisors, L.P. and
                                                                                         IXIS Asset Management Services Company;
                                                                                         formerly, Vice President, IXIS Asset
                                                                                         Management Services Company
------------------------------------------------------------------------------------------------------------------------------------

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.


** Each person listed above holds the same position(s) with the CDC Nvest and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.


Standing Board Committees


     The Trustees have delegated certain authority to the two standing Committee of the Trusts, the Audit Committee and Contract Review and Governance Committee. The Trusts currently have two standing committees. The Contract Review and Governance Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the fiscal year ended September 30, 2004, this Committee held five meetings.


     The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder, (ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.




     The Audit Committee of the Trusts is composed solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent registered public accounting firms can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2004, this Committee held five meetings.

The current membership of each committee is as follows:

Audit Committee                         Contract Review and Governance Committee
Daniel M. Cain - Chairman               Kenneth J. Cowan - Chairman
Sandra O. Moose                         Graham T. Allison, Jr.
Edward A. Benjamin                      Richard Darman
                                        John A. Shane
                                        Paul G. Chenault

Trustee Fees

     The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.


     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Trustee is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.


     Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.


During the fiscal year ended September 30, 2004 for the Trusts, the trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and also for serving as trustees of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust and AEW Real Estate Income Fund. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by the Trusts.


                               Compensation Table
                  For the Fiscal Year Ended September 30, 2004/1/

                                                             Pension or
                                                             Retirement           Total
                                                              Benefits        Compensation
                                    Aggregate               Accrued as        From the Fund
                                   Compensation            Part of Trust   Complex/4/ Paid to
Name of Person, Position         from the Trusts/2/         Expenses/3/          Trustee
------------------------   -----------------------------   -------------   ------------------
                           Loomis Sayles   Loomis Sayles
                              Funds I         Funds II
                           -------------   -------------
Interested Trustees

Robert J. Blanding            $     0         $     0            $0              $     0
John T. Hailer                      0               0             0                    0
Peter S. Voss/1/                    0               0             0                    0

Independent Trustees
Joseph Alaimo/1/              $ 6,190         $ 3,810            $0              $10,000
Graham T. Allison, Jr.         31,792          17,532            $0               86,075
Edward A. Benjamin             33,179          18,182             0               89,975
Daniel M. Cain                 35,366          19,385             0               96,475
Paul G. Chenault               31,792          17,532             0               86,075
Kenneth J. Cowan               33,979          18,735             0               92,575
Richard Darman                 29,921          16,632             0               81,200
Sandra O. Moose                33,179          18,182             0               89,975
John A. Shane                  31,792          17,532             0               86,075
Pendleton White/1/              6,749            3533             0               17,500


----------

/1/The table provides compensation information for the Trustees of the Trusts. Messrs. Alaimo and White retired as Trustees of the Trusts on December 31, 2003. Mr. Voss resigned as Trustee of the Trusts on August 20, 2004.

/2/Amounts include payments deferred by trustees for the fiscal year ended September 30, 2004, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2004 for the trustees is as follows: Benjamin: $33,179; Cowan: $9,945; Darman: $29,921;
Allison: $25,044; Cain: $26,785. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2004 for the trustees is as follows: Benjamin: $18,182; Cowan: $5,429; Darman: $16,632; Allison: $14,000;
Cain: $14,893.


/3/The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. Each Trust posts a deferred trustee fee liability in an amount equal to its pro rata share of the deferred fees.

/4/Total Compensation represents amounts paid during the fiscal year ended September 30, 2004 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of forty-one (41) funds as of September 30, 2004.

Trustee Beneficial Ownership

     The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2004 in (i) the Funds and (ii) in all funds overseen by the trustee in the Trusts on an aggregate basis:

Interested Trustees:


Dollar Range of Fund Shares*             Robert J. Blanding   John T. Hailer
--------------------------------------   ------------------   --------------
Loomis Sayles Aggressive Growth Fund              C                  A
Loomis Sayles Bond Fund                           E                  A
Loomis Sayles Global Bond Fund                    A                  A
Loomis Sayles Small Cap Growth Fund               E                  C
Loomis Sayles Small Cap Value Fund                E                  E
Loomis Sayles Tax-Managed Equity Fund             A                  A
Loomis Sayles Value Fund                          D                  A
Loomis Sayles Worldwide Fund                      E                  A

Aggregate Dollar Range of Fund Shares
in All Funds Overseen by Trustee in
the Fund Complex                                  E                  E


Independent Trustees:


                                 Graham T.     Edward A.   Daniel M.    Paul G.   Kenneth J.   Richard    Sandra O.   John A.
Dollar Range of Fund Shares*   Allison, Jr.   Benjamin**      Cain     Chenault    Cowan**     Darman**     Moose      Shane
----------------------------   ------------   ----------   ---------   --------   ----------   --------   ---------   ------
Loomis Sayles
   Aggressive Growth Fund            A             A           A           A           B           A          A          A
Loomis Sayles Bond Fund              A             A           A           A           B           A          A          A
Loomis Sayles Global Bond
   Fund                              A             C           A           A           B           A          A          A
Loomis Sayles Small Cap
   Growth Fund                       A             A           A           A           B           A          A          A
Loomis Sayles Small Cap
   Value Fund                        A             C           A           C           B           A          A          A
Loomis Sayles Tax-Managed
   Equity Fund                       A             A           A           A           B           A          A          A
Loomis Sayles Value Fund             A             A           A           A           B           A          A          A
Loomis Sayles Worldwide Fund         A             A           C           A           B           A          A          A

Aggregate Dollar Range of
Fund Shares in All Funds
Overseen by Trustee in the
Fund Complex                         E             E           E           E           E           E          E          E


* A. None
  B. $1 - 10,000
  C. $10,001 - $50,000
  D. $50,001 - $100,000
  E. over $100,000

** Amounts include amounts held through the deferred compensation plan.

Board Approval of the Existing Advisory Agreements

     The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreements at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be continued for an additional one-year period. Continuation of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles' results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by Loomis Sayles.

     The Board of Trustees most recently approved the renewal of the advisory agreements at its meeting held on June 4, 2004. In considering the advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:

     . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     . the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under separate agreements covering administrative services.

     . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on Loomis Sayles relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by Loomis Sayles and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to Loomis Sayles, such as the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

     . the level of Loomis Sayles' profits in respect of the management of each Fund.

     . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.


     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreements should be continued through June 30, 2005.


     Code of Ethics. The Trusts, Loomis Sayles, and IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

     Proxy Voting Policies. The Board of Trustees of the Funds has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Funds' investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to the Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.


     Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

     All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

     The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.





     Information regarding how the Funds voted proxies relating to their respective portfolio securities during the 12-month period ended June 30, 2004 is available (i) through the Funds' website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

                                PRINCIPAL HOLDERS


     The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of January 13, 2005.*


     To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                           INSTITUTIONAL CLASS SHARES


                                                                                Ownership
Fund                              Shareholder and Address                      Percentage
----                              -----------------------                      ----------
Loomis Sayles Aggressive Growth
Fund/1/
                                  Charles Schwab & Company Inc.                  43.12%
                                  Attn: Mutual Fund Department
                                  101 Montgomery Street
                                  San Francisco, CA 94104-4122

                                  Berklee College Of Music Inc                   20.06%
                                  Ttee Financial Affairs Committee
                                  Attn: David Hornfischer
                                  1140 Boylston St
                                  Boston, MA 02215-3693

                                  Jupiter & Co                                   21.98%
                                  C/O Investors Bank & Trust
                                  Po Box 9130 FPG 90
                                  Boston, MA 02117-9130

                                  State Street Bank & Trust Co                    5.01%
                                  Custodian for the Ira R/O FFBO
                                  Edward P Bliss
                                  Po Box 729
                                  38 Bullard St
                                  Sherborn, MA 01770-1435

Loomis Sayles Bond Fund/2/
                                  Charles Schwab & Co Inc                        45.13%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp FEBO of       12.89%
                                  Its Customers
                                  Attn: Mutual Funds Department, 5th Floor
                                  200 Liberty Street
                                  One Financial Center
                                  New York NY 10281-1003

                                  Merrill Lynch Pierce Fenner & Smith Inc.        9.51%
                                  Merrill Lynch Financial Data Services
                                  Attn: Service Team
                                  4800 Deer Lake Drive East, 3rd Floor
                                  Jacksonville, FL 32246-6484

Loomis Sayles Global Bond
Fund/3/
                                  Charles Schwab & Co Inc                        38.32%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Sevices Corp For             6.80%
                                  Exclusive Benefit Of Our Customers*
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  Jones Day 401K Plan                             7.51%
                                  National City Bank TTEE
                                  Trust Mutual Funds
                                  PO BOX 94984
                                  Cleveland, OH 44101-4984

Loomis Sayles Small Cap Growth
Fund/4/
                                  Charles Schwab & Co Inc                        48.59%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  YMCA of Greater Boston                          6.04%
                                  316 Huntington Avenue
                                  Boston, MA 02116-5019

                                  Church Mutual                                  17.06%
                                  Insurance Company
                                  3000 Schuster Lane
                                  Merrill, WI 54452-3863

Loomis Sayles Small Cap Value
Fund
                                  Charles Schwab & Co Inc                        14.22%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  Wells Fargo Bank NA FBO                         6.11%
                                  WPS 401K Admin
                                  Po Box 1533
                                  Minneapolis, MN 55480-1533

                                  Westfield Contributory                          5.95%
                                  Retirement System
                                  59 Court Street
                                  Po Box 106
                                  Westfield, MA 01086-0106

                                  Citigroup Global Markets, Inc.                  7.48%
                                  388 Greenwich Street
                                  New York, NY 10013-2375

Loomis Sayles Tax-Managed Equity
Fund/5/

                                  Loomis Sayles Seed Account                     33.12%
                                  Attn: Perry J Conchinha
                                  One Financial Center
                                  Boston, Ma 02111-2621

                                  National Financial Sevices Corp For            12.52%
                                  Exclusive Benefit Of Our Customers*
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  Southern California University of Health        8.92%
                                  Services - Midlin
                                  16200 Amber Valley Drive
                                  Whittier, CA 90604-4051

                                  Southeastern Michigan Chapter NECA              7.70%
                                  25180 Lasher Road
                                  PO BOX 385
                                  Southfield, MI 48034-5866

Loomis Sayles Value Fund/6/

                                  Charles Schwab & Co Inc                        45.68%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  Comerice Bank
                                  For the benefit of City Of Livonia Retiree
                                  Health & Disability Benefits Plan & Trust
                                  P O Box 75000 Mc 3446
                                  Detroit, MI 48275-0001

                                  Asbestos Workers Local                          6.64%
                                  #84 Pension Fund
                                  36 East Warner Rd
                                  Akron, OH 44319-1864

                                  Southeastern Michigan Chapter NECA              5.50%
                                  25180 Lasher Rd
                                  Po Pox 385
                                  Southfield, MI 48034-5866

                                  YMCA Of Greater Boston                             6.30%
                                  316 Huntington Ave
                                  Boston, MA 02115-5019

Loomis Sayles Worldwide Fund/7/

                                  Charles Schwab & Co Inc                           73.80%
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  Rosemary B Fuss                                    5.10%
                                  44 Longfellow Rd
                                  Wellesley, MA 02481-5221

                                  Daniel J Fuss                                      5.10%
                                  44 Longfellow Rd
                                  Wellesley, MA 02481-5221


                               RETAIL CLASS SHARES


                                                                                   Ownership
Fund                              Shareholder and Address                         Percentage
----                              -----------------------                         ----------
Loomis Sayles Aggressive Growth
Fund/1/
                                  Reliance Trust Company Directed Trustee
                                  for Metlife Defined Contribution Group             8.09%
                                  3384 Peachtree Rd Ne 9th Fl
                                  Atlanta, GA 30326-1181

                                  Charles Schwab & Co Inc                           12.91%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  The Chicago Trust Company, Ttee                   17.14%
                                  Indus Industries 401k
                                  350 Park Ave Fl 2
                                  New York, NY  10022-6090

                                  National Financial Sevices Corp for                9.18%
                                  exclusive benefit of our customers
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  State Street Bank & Trust                         11.82%
                                  Citistreet Corp
                                  For the benefit of Core Market
                                  Battery March Park III
                                  Quincy, MA 02169

                                  Chase Manhattan Bank                              26.78%
                                  Directed Trustee for MetLife Defined
                                  Contribution Group
                                  4 New York Plaza, Floor 2
                                  New York, NE 10004-2413

Loomis Sayles Bond Fund/1/
                                  National Financial Services Corp for              27.50%
                                  exclusive benefit of our customers
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  IMS & Co                                           6.23%
                                  P O Box 3865
                                  Englewood Co, 80155-3865

Loomis Sayles Global Bond
Fund/2/
                                  Charles Schwab & Co Inc                           48.13%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Sevices Corp For               20.47%
                                  Exclusive Benefit Of Our Customers
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

Loomis Sayles Small Cap Growth
Fund

                                  Reliance Trust Company                            18.04%
                                  Directed Trust for MetLife Defined
                                  Contribution Group
                                  3384 Peachtree Road, NE 9th Floor
                                  Atlanta, GA 30326-1181

                                  MetLife Defined Contribution Group                12.40%
                                  Attn: Adrienne Levis
                                  2 Montgomery St, Fl 3
                                  Jersey City, NJ 07302-3802

                                  Vanguard Fiduciary Trust Company                  11.48%
                                  Loomis Sayles/Omnibus A/C
                                  PO BOX 2600, VM613
                                  Attn: Outside Funds
                                  Valley Forge, PA 19482-2600

                                  Charles Schwab & Co Inc                           10.29%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  National Financial Services Corp FEBO of
                                  Its Customers                                      9.67%
                                  Attn: Mutual Funds Department, 5th Floor
                                  200 Liberty Street
                                  One Financial Center
                                  New York NY 10281-1003

                                  Chase Manhattan Bank TTEE                          9.32%
                                  MetLife Defined Contribution Group
                                  Attn: Cindy Chu
                                  770 Broadway, FL 10
                                  New York, NY 10003-9522

                                  AMVESCAP National Trust Co as agent for
                                  Fleet National Bank FBO                            8.91%
                                  Loomis Sayles & Co Deferral Program
                                  PO Box 105779
                                  Atlanta, GA 30348-5779

Loomis Sayles Small Cap Value
Fund

                                  Charles Schwab & Co Inc                           31.72%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

                                  MetLife Retirement Plans Group                     7.16%
                                  Reliance Trust Co As Ttee for DCG
                                  2 Montgomery St
                                  Jersey City, NJ 07302-3802

                                  National Financial Sevices Corp For
                                  Exclusive Benefit Of Our Customers*               11.25%
                                  Attn Mutual Funds Department 5th Fl
                                  200 Liberty St
                                  One World Financial Center
                                  New York, NY 10281-1003

                                  Putnam Fiduciary Trust Co Ttee*                    7.32%
                                  For The Benefit Of Idx Systems Corp
                                  Retirement Income Plan
                                  Investors Way
                                  Attn Dc Plan Admin Ms N2d 650053
                                  Norwood, MA 02062

                                  Fidelity Investments Institutional Operations      9.39%
                                  Co Inc (Fiioc) As Agent For Certain
                                  Employee Benefit Plans
                                  100 Magellan Way # KW1c
                                  Covington, KY 41015-1999

                               ADMIN CLASS SHARES


                                                                                   Ownership
Fund                              Shareholder and Address                         Percentage
----                              -----------------------                         ----------
Loomis Sayles Bond Fund/1/

                                  Merrill Lynch Pierce Fenner & Smith Inc           28.03%
                                  For The Sole Ben Of Its Customers
                                  Att Service Team
                                  4800 Deer Lake Dr E Fl 3
                                  Jacksonville, FL 32246-6486

                                  Smith Barney Corp Trust Co Ttee                   12.11%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  Two Tower Center Po Box 1063
                                  E Brunswick, NJ 08816-1063

                                  Nationwide Trust Co                                8.03%
                                  C/O IPO Portfolio Accounting
                                  Po Box 182029
                                  Columbus, OH 43218-2029

                                  Fidelity Investments*                              5.49%
                                  Institutional Operations Company As Agent
                                  For Southwest Bank of Texas 401K Saving
                                  Plan
                                  100 Magellan Way
                                  Covington, KY 41015-1999

                                  New York Life Trust Company                        6.70%
                                  Client Account
                                  169 Lackawanna Ave
                                  Parsippany, NJ 07054-1007

                                  PIMS/Prudential Retirement as nominee for          5.38%
                                  the TTEE/Cust PL 006
                                  Asbestos Workers Local Union
                                  497 Krueger Ave
                                  New Braunfels, TX 78130-6932

Loomis Sayles Small Cap Value
Fund

                                  Smith Barney Corp Trust Co Ttee                   27.87%
                                  The Citistreet Retirement Group Trust
                                  Dtd 4/21/95 Attn Plan Valuation
                                  Two Tower Center Po Box 1063
                                  E Brunswick, NJ 08816-1063

                                  New York Life Trust Company                        6.23%
                                  Client Account
                                  169 Lackawanna Ave
                                  Parsippany, NJ 07054-1007

                                  Smith Barney Corp Trust Co Ttee                   10.42%
                                  Smith Barney 401k Advisor Grp Trust
                                  Dtd 1/1/98 Attn John Lombardo
                                  Two Tower Center Po Box 1063
                                  E Brunswick, NJ 08816-1063



/1/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 28.29% of the Loomis Sayles Aggressive Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/2/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 40.58% of the Loomis Sayles Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. California and is wholly-owned by Schwab Holdings, Inc.

/3/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 44.01% of the Loomis Sayles Global Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/4/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 40.09% of the Loomis Sayles Small Cap Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/5/ As of January 13, 2005, Loomis Sayles Seed Account, Attn: Paula Sherba, One Financial Center, Boston, MA 0211-2621 owned 33.12% of the Loomis Sayles Tax-Managed Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

/6/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 45.68% of the Loomis Sayles Value Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

/7/ As of January 13, 2005, Charles Schwab & Company Inc., Attn: Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 73.80% of the Loomis Sayles Worldwide Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc.. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.


* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

Management Ownership


     As of record on January 13, 2005, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds except that the officers and trustees of the Trusts owned beneficially 2.84% of the Loomis Sayles Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trusts, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

     As of January 13, 2005, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 12.73% of the Loomis Sayles Aggressive Growth Fund, 0.48% of the Loomis Sayles Bond Fund, 0.51% of the Loomis Sayles Global Bond Fund, 20.01% of the Loomis Sayles Small Cap Growth Fund, 2.40% of the Loomis Sayles Small Cap Value Fund, 20.09% of the Loomis Sayles Value Fund and 18.07% of the Loomis Sayles Worldwide Fund.

     As of December 31, 2004, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 8.74% of the Loomis Sayles Aggressive Growth Fund, 0.40% of the Loomis Sayles Bond Fund, 17.86% of the Loomis Sayles Global Bond Fund, 13.44% of the Loomis Sayles Small Cap Growth Fund, 1.52% of the Loomis Sayles Small Cap Value Fund and 49.05% of the Loomis Sayles Worldwide Fund.

     The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.





                     INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trusts. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

Fund                                                                       Rate
-------------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund                                       0.75%
Loomis Sayles Bond Fund                                                    0.60
Loomis Sayles Global Bond Fund                                             0.60
Loomis Sayles Small Cap Growth Fund                                        0.75
Loomis Sayles Small Cap Value Fund                                         0.75
Loomis Sayles Tax-Managed Equity Fund                                      0.50
Loomis Sayles Value Fund                                                   0.50
Loomis Sayles Worldwide Fund                                               0.75

     During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund. These amounts include amounts paid by the Funds' predecessor, where applicable.


                                         Fiscal Year Ended          Fiscal Year Ended        Fiscal Year Ended
                                              9/30/02                    9/30/03                     9/30/04
                                   ----------------------------   ----------------------   ----------------------
                                                Fee Waivers and
                                    Advisory        Expense         Advisory       Fee       Advisory       Fee
Fund                                  Fees        Assumptions*        Fees      Waivers*       Fees      Waivers*
                                   ----------   ---------------   -----------   --------   -----------   --------
Loomis Sayles Aggressive Growth
   Fund                            $  471,574       $166,542       $  337,398    $58,548   $   411,607   $ 95,630
Loomis Sayles Bond Fund             8,086,838        670,819        9,652,233         --    14,085,400    950,102
Loomis Sayles Global Bond Fund        303,192        101,161          545,611      1,135     2,575,612    211,372
Loomis Sayles Small Cap Growth
   Fund                             1,191,120        133,134          457,282     78,790       333,595    130,564
Loomis Sayles Small Cap Value
   Fund                             2,980,498        100,904        2,963,448     32,640     4,147,405    185,229
Loomis Sayles Tax-Managed Equity
   Fund                                95,694         92,975           43,721     43,721        18,372     18,372
Loomis Sayles Value Fund              204,364         20,513          181,735     26,518       191,851     29,514
Loomis Sayles Worldwide Fund           65,850        125,794           71,587     71,587       113,288    113,288



* For the fiscal years ended September 30, 2003 and September 30, 2004, and in addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below. For the fiscal year ended September 30, 2002, amounts reflect waiver of management fees and class level and other expenses.



-----------------------------------------------------------------------------
Fund                                    Fiscal Year Ended   Fiscal Year Ended
                                             9/30/03             9/30/04
-----------------------------------------------------------------------------
Loomis Sayles Aggressive Growth Fund         $ 50,398            $    --
-----------------------------------------------------------------------------
Loomis Sayles Bond Fund                       519,835              7,345
-----------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                 42,108              9,441
-----------------------------------------------------------------------------
Loomis Sayles Small Cap Growth Fund            43,777                 --
-----------------------------------------------------------------------------
Loomis Sayles Small Cap Value Fund            150,597                 --
-----------------------------------------------------------------------------
Loomis Sayles Tax-Managed Equity Fund          58,198             82,308
-----------------------------------------------------------------------------
Loomis Sayles Worldwide Fund                   45,847             17,678
-----------------------------------------------------------------------------

     The Trusts pay compensation to its trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent registered public accounting firms; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the

Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under each advisory agreement, if the total ordinary business expenses of a Fund or a Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

     Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the relevant Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


     In addition to serving as investment adviser to each series of the Trusts (except Hansberger Foreign Growth Fund, a series of Loomis Sayles Funds II), Loomis Sayles acts as investment adviser or subadviser to certain series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

     Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America, L.P. is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company.

The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

     The fifteen principal subsidiary or affiliated asset management firms of IXIS Asset Management North America, L.P. collectively had approximately $167 billion in assets under management or administration as of September 30, 2004.


     Certain officers and trustees of the Trusts also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

     Distribution Agreements and Rule 12b-1 Plans. Under agreements with the Trusts (the "Distribution Agreements"), IXIS Asset Management Distributors, L.P. (the "Distributor"), 399 Boylston St., Boston, Massachusetts 02116, serves as the general distributor of each class of shares of the Funds, a role it assumed on July 1, 2003. Previously, Loomis Sayles Distributors, L.P. ("Loomis Sayles Distributors") served as principal underwriter of the Funds. IXIS Asset Management North America, L.P. owns the entire limited partnership interest in each of Distributor and the Loomis Sayles Distributors. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

     As described in their Prospectuses, the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.


     Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of a Fund requires approval by the shareholders of such Class of that Fund. The Trusts' trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. The compensation payable under the Plans may be paid regardless of the Distributor's expenses. The anticipated benefits to the Funds from the Plans include the ability to attract and maintain assets.


     The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the relevant Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

     The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

     The following table provides information on the amount of fees paid by the Funds under these Plans during the past three fiscal years.*


Fund Class                               2002       2003       2004
------------------------------------   --------   --------   --------
Loomis Sayles Aggressive Growth Fund
   Retail Class                        $104,208   $ 67,644   $ 74,093
   Admin Class                         $  7,887   $  3,322        N/A
Loomis Sayles Bond Fund
   Retail Class                        $157,583   $242,058   $529,511
   Admin Class                         $ 14,723   $ 22,972   $ 92,222
Loomis Sayles Global Bond Fund
   Retail Class                        $ 26,448   $ 78,812   $610,714
Loomis Sayles Small Cap Growth Fund    $ 54,892
   Retail Class                        $127,457   $ 75,371   $ 54,892
   Admin Class                         $  3,804   $  1,379        N/A
Loomis Sayles Small Cap Value Fund
   Retail Class                        $296,382   $276,443   $423,988
   Admin Class                         $ 57,876   $ 72,109   $261,292
Loomis Sayles Value Fund
   Retail                                    --         --         --
Loomis Sayles Worldwide Fund
   Retail                                    --         --         --



* For the fiscal year ended September 30, 2004, fees received by the Distributor in connection with the Plans were paid as compensation to broker-dealers. IXIS Asset Management Distributors, L.P. assumed the role of distributor on July 1, 2003. Amounts in the table include amounts paid by the Funds' predecessor.


     Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.


     Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trusts, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and each of Loomis Sayles Funds II (dated May 8, 2000) and Loomis Sayles Funds I (dated May 16, 2000). For the period May 8, 2000 through May 8, 2002 with respect to Loomis Sayles Funds II and the period May 16, 2000 through May 16, 2002 with respect to Loomis Sayles Funds I, each Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. For the period May 8, 2002 to June 30, 2003 for Loomis Sayles Funds II and May 16, 2002 to

June 30, 2003 for Loomis Sayles Funds I, each Trust paid Loomis Sayles for such services. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Asset Management Services Company ("IXIS Services"), an affiliate of Loomis Sayles, and IXIS Services performed the services listed above through December 31, 2004. Effective January 1, 2005, the Funds entered into a new Administrative Services Agreement with IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), under which IXIS Advisors now provides the above-mentioned services.

     Prior to July 1, 2003, pursuant to the Administrative Services Agreement between each Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:



                                                          Period from October 1,
                                       Fiscal Year Ended       2002  through
                                         Sept. 30, 2002        June 30, 2003
                                       -----------------  ----------------------
Loomis Sayles Aggressive Growth Fund        $ 28,149             $ 11,146
Loomis Sayles Bond Fund                      579,167              403,882
Loomis Sayles Global Bond Fund                21,057               22,508
Loomis Sayles Small Cap Growth Fund           71,841               18,191
Loomis Sayles Small Cap Value Fund           165,374               98,750
Loomis Sayles Tax-Managed Equity Fund          8,175                2,326
Loomis Sayles Value Fund                      17,365                9,163
Loomis Sayles Worldwide Fund                   3,633                2,470


     For the period July 1, 2003 through September 30, 2003 and for the fiscal year ended September 30, 2004, pursuant to the administrative services agreement between IXIS Services and the Trusts, IXIS Services was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:


                                       July 1, 2003 to September  Fiscal Year Ended
                                                30, 2003            Sept. 30, 2004
                                       -------------------------  -----------------
Loomis Sayles Aggressive Growth Fund            $  4,451              $   36,011
Loomis Sayles Bond Fund                          159,044               1,540,403
Loomis Sayles Global Bond Fund                     9,240                 281,673
Loomis Sayles Small Cap Growth Fund                5,592                  29,186
Loomis Sayles Small Cap Value Fund                39,523                 362,854
Loomis Sayles Tax-Managed Equity Fund                692                   2,411
Loomis Sayles Value Fund                           3,556                  25,178
Loomis Sayles Worldwide Fund                         953                   9,912

     Transfer Agency Services. IXIS Services also performs transfer agency services for the Funds. IXIS Services maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trusts pay an asset based fee to IXIS Services for its services. For these services, IXIS Services received the following fees from the Funds for the fiscal years ended September 30, 2003 and September 30, 2004:

                                                             February 1, 2003 to
                                                             September 30, 2003*
                                                             -------------------
Loomis Sayles Aggressive Growth Fund                               $ 16,773
Loomis Sayles Bond Fund                                             430,696
Loomis Sayles Global Bond Fund                                       26,676
Loomis Sayles Small Cap Growth Fund                                  16,142
Loomis Sayles Small Cap Value Fund                                  106,618
Loomis Sayles Tax-Managed Equity Fund                                 8,161
Loomis Sayles Value Fund                                             12,447
Loomis Sayles Worldwide Fund                                         10,450



     *Prior to February 1, 2003, Boston Financial Data Services, an unaffiliated entity, served as transfer and shareholder servicing agent for the Funds.



                                                              Fiscal Year Ended
                                                             September 30, 2004
                                                             -------------------
Loomis Sayles Aggressive Growth Fund                               $ 30,000
Loomis Sayles Bond Fund                                             620,929
Loomis Sayles Global Bond Fund                                      111,641
Loomis Sayles Small Cap Growth Fund                                  30,000
Loomis Sayles Small Cap Value Fund                                  145,305
Loomis Sayles Tax-Managed Equity Fund                                15,000
Loomis Sayles Value Fund                                             15,000
Loomis Sayles Worldwide Fund                                         15,000


     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the custodian of the Funds. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.


     Independent Registered Public Accounting Firm. The Trusts' independent registered public account firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public account firm conducts an annual audit of each Fund's financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the prospectuses for the Funds, and the financial statements contained in those Funds' Annual Reports for the year ended September 30, 2004 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent registered public account firm, given on the authority of said firm as expert in auditing and accounting.

     Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General

     Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with soft dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this soft dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

     The following tables set forth, for each of the last three fiscal years,
(1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds' predecessor. The information in the tables includes transactions that were directed to broker dealers based on the internal "broker vote" allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The "broker vote" is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commissions rates and prices and their ability to affect difficult trades in less liquid, smaller capitalized, and more closely held issues. When Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the "broker vote" and/or pursuant to soft dollar arrangements.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                        (1) Aggregate   (2) Directed   (3) Commissions
                                          Brokerage       Brokerage      on Directed
Fund                                      Commission     Commission      Transactions
-------------------------------------   -------------   ------------   ---------------
Loomis Sayles Aggressive Growth Fund      $  459,334    $135,069,474       $229,667
Loomis Sayles Small Cap Growth Fund        1,110,584     281,685,775        555,292
Loomis Sayles Small Cap Value Fund         1,630,316     329,590,439        815,158
Loomis Sayles Tax-Managed Equity Fund         92,272      29,933,230         46,136
Loomis Sayles Value Fund                      86,918      26,841,064         43,459
Loomis Sayles Worldwide Fund                   8,564       2,894,738          4,282

                      FISCAL YEAR ENDED SEPTEMBER 30, 2003

                                        (1) Aggregate                  (3) Commissions
                                          Brokerage     (2) Directed     on Directed
Fund                                      Commission    Transactions     Transactions
-------------------------------------   -------------   ------------   ---------------
Loomis Sayles Aggressive Growth Fund      $  369,013    $109,695,580       $184,507
Loomis Sayles Small Cap Growth Fund          551,320     129,625,300        275,660
Loomis Sayles Small Cap Value Fund         1,369,782     293,376,153        684,891
Loomis Sayles Tax-Managed Equity Fund         35,314      18,163,225         17,657
Loomis Sayles Value Fund                      76,905      20,008,398         38,452
Loomis Sayles Worldwide Fund                   3,287       1,640,625          1,644


                      FISCAL YEAR ENDED SEPTEMBER 30, 2004



                                        (1) Aggregate                  (3) Commissions
                                          Brokerage     (2) Directed     on Directed
Fund                                      Commission    Transactions     Transactions
-------------------------------------   -------------   ------------   ---------------
Loomis Sayles Aggressive Growth Fund      $  382,567    $157,495,095       $191,283
Loomis Sayles Small Cap Growth Fund          367,010     107,414,232        183,505
Loomis Sayles Small Cap Value Fund         1,454,967     366,846,933        727,483
Loomis Sayles Tax-Managed Equity Fund*         3,438       2,193,971          1,719
Loomis Sayles Value Fund                      54,794      19,823,452         27,397
Loomis Sayles Worldwide Fund                   3,580       2,082,590          1,790



* Brokerage commissions for the Loomis Sayles Tax-Managed Equity Fund decreased from fiscal year 2003 to 2004 due to a decrease in portfolio turnover.

     The table below presents information regarding the securities of the Funds' regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2004.



                                                                 Aggregate Value
                                                                of Securities of
                                                                  each Regular
                                                                Broker or Dealer
                                                                 (or its Parent)
Fund                                    Regular Broker-Dealer     held by Fund
----                                    ---------------------   ----------------
Loomis Sayles Tax-Managed Equity Fund
                                        Goldman Sachs Group         $149,184
                                        Citigroup                   $140,081

Loomis Sayles Value Fund
                                        JP Morgan Chase & Co.       $862,141
                                        Merrill Lynch & Co.         $484,770
                                        Bank of America             $600,121
                                        Citigroup                   $829,456

Loomis Sayles Worldwide Fund
                                        Goldman Sachs Group         $111,888
                                        Citigroup                   $121,330



* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.


                            DESCRIPTION OF THE TRUSTS

     Loomis Sayles Funds I, registered with the SEC as a registered open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated December 23, 1993, as amended.

     Loomis Sayles Funds II, registered with the SEC as a registered open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated February 20, 1991, as amended.

     Each Agreement and Declaration of Trust (each a "Declaration of Trust") currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the relevant Trust. Any general expenses of the relevant Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

     Each Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund), are currently divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     Each Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

Voting Rights

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the relevant Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     Each Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent registered public accounting firms, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.


     There will normally be no meetings of shareholders for the purpose of electing trustees for either Trust, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Loomis Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to either Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Each Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.


     Each Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in either Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


How to Buy Shares

     The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Net Asset Value

     The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fixed Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.


     Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).


     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

                              SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment in each Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

     The costs of maintaining the open account system are borne by the relevant Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.


Systematic Withdrawal Plan


     A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

     Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

     Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Distribution and Taxes" below for certain information regarding federal income taxes.

Exchange Privilege


     Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund advised by IXIS Asset Management Advisors, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares or for Class A shares of CDC Nvest Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust.


     Exchanges may be effected by (1) making a telephone request by calling 1-800-633-3330, provided that a special authorization form is on file with the Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.


     An exchange transaction is a redemption of shares and is subject to the redemption fee policy. See "Redemption Fee Policy" below.

Individual Retirement Accounts ("IRAs")

     IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

     Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Redemptions

     The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."

     Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. The Funds will only accept signature guarantees bearing the STAMP2000 medallion imprint. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

     If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Loomis Sayles Funds at 1-800-633-3330. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by the Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Funds, and a new request will be necessary.


     In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to Loomis Sayles Funds a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trusts, the Funds, the Distributor, State Street Bank, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures.





     The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

     Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each

Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

     A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distribution and Taxes."

Redemption Fee Policy (Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles Worldwide Fund only)

     Shareholders will be charged a 2% redemption fee if they redeem, including redeeming by exchange, any class shares of these Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund.

     The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchange shares, which means that if you acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. The Funds currently do not impose a redemption fee on a redemption of:

     . shares acquired by reinvestment of dividends or distributions of a Fund;
     or
     . shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or . shares redeemed as part of a systematic withdrawal plan.


     The Funds may modify or eliminate these waivers at any time. In addition, the Funds may modify the way the redemption fee is applied, including the amount of the redemption fee and/or the length of time share must be held before the redemption fee is no longer applied, for certain categories of investors or for shareholders investing through financial intermediaries which apply the redemption fee in a manner different from that described above.


     The ability of a Fund to assess a redemption fee on transactions by underlying shareholders of omnibus and other accounts maintained by brokers, retirement plan accounts and fee-based program accounts may be limited. Other

     The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                             DISTRIBUTION AND TAXES

     As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholder each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.

     Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the shareholder servicing agent (BFDS). In order for a change to be in effect for any dividend or distribution, it must be received by the shareholder servicing agent on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     Backup Withholding. The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

.. if the shareholder does not provide a correct taxpayer identification number to the Fund;

.. if the IRS notifies the Fund that the shareholder has under-reported income in the past and thus is subject to backup withholding; or

.. if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

     The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. Investments in fixed-income securities will not generate qualified dividend income.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends," if any). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains.

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

     Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income generated by investments in passive foreign investment companies generally will not qualify for treatment as qualified dividend income.

     Foreign Taxes. The Loomis Sayles Global Bond Fund and the Loomis Sayles Worldwide Fund each may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.


     Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations such as TIPS and Zero Coupon Bonds will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

     Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.


     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Job Creation Act of 2004 (the "2004 Act"), effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign person
(w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by a Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of a Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) a Fund's shares will nevertheless not constitute USPRIs if a Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

     The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.





                              FINANCIAL STATEMENTS


     The financial statements, financial highlights and report of the Independent Registered Public Accounting Firms included in the Trusts' 2004 Annual Report with respect to the Funds, are also incorporated by reference to such Reports. The Funds' annual and semi-annual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semi-annual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 1-800-633-3330 or writing the Funds at 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website at www.sec.gov.





                             PERFORMANCE INFORMATION

     Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

     The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

     At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.

     Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

                             Statement of Additional
                                   Information

                                                                FEBRUARY 1, 2005

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF CLASS J SHARES OF THE LOOMIS SAYLES INVESTMENT GRADE BOND FUND SERIES ("FUND") OF LOOMIS SAYLES FUNDS II DATED FEBRUARY 1, 2005, AS MAY BE REVISED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. A COPY OF THE FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, 399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116.

The Fund's financial statements and accompanying notes that appear in the Fund's annual and semi-annual reports are incorporated by reference into this Statement of Additional information. The Fund's annual and semi-annual reports contain additional performance information and are available upon request and without charge by calling 1-800-633-3330.

LOOMIS SAYLES FUNDS II

     .    Loomis Sayles Investment Grade Bond Fund (Class J shares)

                                TABLE OF CONTENTS

THE TRUST..................................................................    2
INVESTMENT STRATEGIES AND RISKS............................................    2
   Investment Restrictions.................................................    2
   Investment Strategies...................................................    4
   U.S. Government Securities..............................................    4
   When-Issued Securities..................................................    5
   Zero Coupon Securities..................................................    5
   Repurchase Agreements...................................................    5
   Rule 144A Securities....................................................    6
   Foreign Currency Transactions...........................................    6
PORTFOLIO TURNOVER.........................................................    6
PORTFOLIO HOLDINGS INFORMATION.............................................    7
MANAGEMENT OF THE TRUST....................................................    7
PRINCIPAL HOLDERS..........................................................   17
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   18
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................   22
DESCRIPTION OF THE TRUST...................................................   23
   Voting Rights...........................................................   24
   Shareholder and Trustee Liability.......................................   24
   How to Buy Shares.......................................................   25
   Net Asset Value.........................................................   25
SHAREHOLDER SERVICES.......................................................   26
   Open Accounts...........................................................   26
   Redemptions.............................................................   26
TAXES......................................................................   26
PERFORMANCE INFORMATION....................................................   29
FINANCIAL STATEMENTS.......................................................   30

                                    THE TRUST


     Loomis Sayles Funds II (the "Trust") is a registered, open-end management investment company. The Trust includes 13 series (collectively, the "Funds"), including the Loomis Sayles Investment Grade Bond Fund (the "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.


     Class J shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

     The investment objective and principal investment strategies of the Fund are described in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

     In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

     The Fund will not:

          (1) Invest in companies for the purpose of exercising control or management.

          *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

          *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

          (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

          (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

          (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

          *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

          *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

          (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

          (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

          (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

          (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

          *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

          (15) Invest less than 80% of its assets in investment grade fixed income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

          (16) Invest in equity stocks or make any other equity investments.

     The Fund intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

     For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the Securities and Exchange Commission, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

     In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee's name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

     If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Investment Strategies

     Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. Government Securities

     U.S. Government Securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

     U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

     U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

     "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by its full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

     "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

     As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities

     When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Securities

     Zero coupon bonds are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

     Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Rule 144A Securities

     Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions

     Since investment in securities of foreign issuers will usually involve investments in securities of supranational entities and investment in securities of certain other issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

     If conditions warrant, the Fund may enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

     Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

     The Fund generally will not enter into forward contracts with a term of greater than one year.

     The Fund might also purchase exchange-listed and over the counter call and put options on foreign currencies. Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

     The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

                               PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

                         PORTFOLIO HOLDINGS INFORMATION

     The Fund has adopted policies to control the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following a 30-day lag between the date of the information and the date on which it is disclosed. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average Price-Earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

     The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

     (1) Disclosure of portfolio holdings posted on the Fund's website, provided the information is shared no sooner than the next day following the day on which the information is posted;

     (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Portfolio, its principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (monthly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (for Fixed Income Funds, quarterly disclosure of full portfolio holdings, provided 25 days after calendar quarter-end; and for Equity Funds, monthly disclosure of full portfolio holdings, provided 5 days after month-end); Morningstar (quarterly disclosure of full portfolio holdings, provided 5 days after calendar quarter-end); Standard & Poors (quarterly disclosure of full holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings provided the following business day);


     (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);

     (4) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, provided that such disclosure is made for bona fide business purposes; and

     (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.


     With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

     In addition, any disclosures of portfolio holdings information by the Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser and or by any affiliated person of the adviser.

                            MANAGEMENT OF THE TRUST

     The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Funds and review the Fund's performance.


     The table below provides certain information regarding the trustees and officers of Loomis Sayles Funds II. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.

Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.



                                                Term of Office*                                Number of
                                                      and                                      Portfolios
                              Position(s)          Length of                                    in Fund
                               Held with              Time         Principal Occupation(s)      Complex           Other
 Name and Date of Birth          Trust               Served         During Past 5 Years**     Overseen***   Directorships Held
-----------------------   -------------------   ---------------   -------------------------   -----------   ------------------
INDEPENDENT TRUSTEES

Graham T. Allison, Jr.          Trustee         Since June 2003   Douglas Dillon Professor         41       Director, Taubman
(3/23/40)                                                         and Director for the                      Centers, Inc.
                          Contract Review and                     Belfer Center of Science
                               Governance                         for International                         Advisory Board
                            Committee Member                      Affairs, John F. Kennedy                  Member, USEC Inc.
                                                                  School of Government,
                                                                  Harvard University

Edward A. Benjamin              Trustee          Since October    Retired                          41       Director, Coal,
(5/30/38)                                             2002                                                  Energy Investments
                            Audit Committee                                                                 & Management, LLC;
                                 Member                                                                     Director,
                                                                                                            Precision Optics
                                                                                                            Corporation
                                                                                                            (optics
                                                                                                            manufacturer)

Daniel M. Cain                  Trustee         Since June 2003   President and Chief              41       Trustee, Universal
(2/24/45)                                                         Executive Officer, Cain                   Health Realty
                            Chairman of the                       Brothers & Company,                       Income Trust;
                            Audit Committee                       Incorporated (investment                  Director, Sheridan
                                                                  banking)                                  Healthcorp. Inc.
                           Co-Chairman of the     Since August                                              (physician practice
                                 Board                2004                                                  management)

Paul G. Chenault                Trustee           Since April     Retired; Trustee, First          41       Director, Mailco
(9/12/33)                                             2000        Variable Life (variable                   Office Products,
                          Contract Review and                     life insurance)                           Inc.
                              Governance
                            Committee Member

Kenneth J. Cowan                Trustee         Since June 2003   Retired                          41       None
(4/5/32)
                            Chairman of the
                          Contract Review and
                              Governance
                               Committee

                           Co-Chairman of the     Since August
                                 Board                2004

Richard Darman                  Trustee         Since June 2003   Partner, The Carlyle             41       Director and
(5/10/43)                                                         Group (investments);                      Chairman of the
                          Contract Review and                     formerly, Professor,                      Board of Directors,
                              Governance                          John F. Kennedy School                    Director, AES
                            Committee Member                      of Government, Harvard                    Corporation (power
                                                                                                            company)

                                                Term of Office*                                Number of
                                                      and                                      Portfolios
                              Position(s)          Length of                                    in Fund
                               Held with              Time         Principal Occupation(s)      Complex           Other
 Name and Date of Birth          Trust               Served         During Past 5 Years**     Overseen***   Directorships Held
-----------------------   -------------------   ---------------   -------------------------   -----------   ------------------
                                                                  University

Sandra O. Moose                 Trustee         Since June 2003   President, Strategic             41       Director, Verizon
(2/17/42)                                                         Advisory Services                         Communication;
                            Audit Committee                       (management consulting);                  Director, Rohm and
                                Member                            formerly, Senior Vice                     Haas Company
                                                                  President and Director,                   (specialty
                                                                  The Boston Consulting                     chemicals);
                                                                  Group, Inc. (management                   AES Corporation
                                                                  consulting)

John A. Shane                   Trustee         Since June 2003   President, Palmer                41       Director, Gensym
(2/22/33)                                                         Service Corporation                       Corporation;
                          Contract Review and                     (venture capital                          Director, Overland
                              Governance                          organization)                             Storage, Inc.;
                            Committee Member                                                                Director, Abt
                                                                                                            Associates Inc.

INTERESTED TRUSTEES

Robert J. Blanding/1/       Chief Executive      Since October    President, Chairman,             41       None
(4/17/47)                     Officer, and            2002        Director, and Chief
555 California Street      President; Trustee                     Executive Officer, Loomis
San Francisco, CA 94104                                           Sayles; Chief Executive
                                                                  Officer -Loomis Sayles
                                                                  Funds II

John T. Hailer/2/            Executive Vice     Since June 2003   President and Chief              41       None
(11/23/60)                 President; Trustee                     Executive Officer, IXIS
                                                                  Asset Management
                                                                  Distributors, L.P.;
                                                                  President Loomis Sayles
                                                                  Funds II; President - CDC
                                                                  Nvest Funds Trust I, CDC
                                                                  Nvest Funds Trust II, CDC
                                                                  Nvest Funds Trust III,
                                                                  CDC
                                                                  Nvest Companies Trust I,
                                                                  CDC
                                                                  Nvest Cash Management
                                                                  Trust,
                                                                  AEW Real Estate Income
                                                                  Fund


*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.


**Each person listed above holds the same position(s) with the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts except as noted above. Mr. Blanding is not an officer of the CDC Nvest Funds Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which IXIS Distributors acts as principal underwriter.

*** The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Companies Trust I, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.


/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Advisors.

OFFICERS
--------



                                            Term of
                                            Office*
                                              and
                        Position(s)        Length of
     Name and            Held with           Time                      Principal Occupation(s) During Past
   Date of Birth           Trust            Served                                  5 Years**
------------------   ----------------   --------------   ---------------------------------------------------------------
John E. Pelletier    Chief Operating         Since       Executive Vice President and Chief Operating Officer (formerly,
(6/24/64)                Officer        September 2004   General Counsel, Secretary and Clerk), IXIS Asset Management
                                                         Distributors, L.P. and IXIS Asset Management Advisors, L.P.;
                                                         Executive Vice President (formerly, Senior Vice President,
                                                         General Counsel, Secretary and Clerk), IXIS Asset Management
                                                         Distribution Corporation; Director (formerly, President, Chief
                                                         Executive Officer, General Counsel, Secretary and Clerk), IXIS
                                                         Asset Management Services Company

Coleen Downs         Secretary, Clerk
Dinneen (12/16/60)   and Chief Legal         Since       Senior Vice President, General Counsel, Secretary and Clerk
                         Officer        September 2004   (formerly, Deputy General Counsel, Assistant Secretary and
                                                         Assistant Clerk), IXIS Asset Management Distribution
                                                         Corporation, IXIS Asset Management Distributors, L.P., IXIS
                                                         Asset Management Advisors, L.P. and IXIS Asset Management
                                                         Services Company; Chief Compliance Officer, IXIS Asset
                                                         Management Advisors, L.P.

Michael Kardok         Treasurer,            Since       Senior Vice President, IXIS Asset Management Advisors, L.P. and
(7/17/59)               Principal        October 2004    IXIS Asset Management Distributors, L.P.; formerly, Senior Vice
                      Financial and                      President, IXIS Asset Management Services Company; formerly,
                       Accounting                        Senior Director, PFPC Inc; formerly, Vice President - Division
                         Officer                         Manager, First Data Investor Services, Inc.

Kristin Vigneaux     Chief Compliance         Since      Chief Compliance Officer for Mutual Funds, IXIS Asset
(9/25/69)                Officer          August 2004    Management Distributors, L.P., IXIS Asset Management Advisors,
                                                         L.P. and IXIS Asset Management Services Company; formerly, Vice
                                                         President, IXIS Asset Management Services Company

Daniel J. Fuss       Executive Vice          Since       Vice Chairman and Director, Loomis, Sayles & Company, L.P.;
(9/27/33)               President          June 2003     Executive Vice President, Loomis Sayles Funds II; Prior to
One Financial                                            2002, President and Trustee of Loomis Sayles Funds II
Center
Boston, MA 02111

Frank LoPiccolo        Anti-Money            Since       President, Chief Executive Officer and Director (formerly,
(4/1/53)               Laundering          June 2003     Executive Vice President), IXIS Asset Management Services
                         Officer                         Company



* Each officer of the Trust serves for an indefinite term in accordance with its current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**Each person listed above holds the same position(s) with the CDC Nvest Funds Trust I, II, III CDC Nvest Companies Trust, CDC Nvest Funds Cash Management Trust and Loomis Sayles Funds Trusts except as noted. Mr. Fuss serves as Executive Vice President of the Loomis Sayles Trusts only. Previous positions during the past five years with IXIS Distributors, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies (e.g., Loomis Sayles Funds I) for which IXIS Distributors acts as principal underwriter.


Standing Board Committees

     The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee.

     The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts. During the fiscal year ended September 30, 2004, this Committee held five meetings.

     The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendation from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors Group, 399 Boylston Street, Boston, MA 02116. This written communication must identify (i) the name and address of the shareholder, (ii) the Fund(s) to which the communication relates, and (iii) the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity;
(v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.


     The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent registered public accounting firms can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2004, this Committee held five meetings.

     The current membership of each committee is as follows:

Audit Committee             Contract Review and Governance Committee
-------------------------   ----------------------------------------
Daniel M. Cain - Chairman   Kenneth J. Cowan - Chairman
Sandra O. Moose             Graham T. Allison, Jr.
Edward A. Benjamin          Richard Darman
                            John A. Shane
                            Paul G. Chenault

Trustee Fees

     The Trust pays no compensation to its officers, or to its trustees who are Interested Trustees thereof.

     Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. The Co-Chairmen of the Board each receive an additional annual retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Committee member is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the CDC Nvest and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

     Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year.

     During the fiscal year ended September 30, 2004 for the Trust, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and for also serving as trustees of the CDC Nvest and Loomis Sayles Funds Trusts:

                                        Compensation Table
                         For the Fiscal Year Ended September 30, 2004/1/
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                Aggregate         Pension or Retirement    Total Compensation From
                           Compensation  from   Benefits Accrued as Part      the Fund Complex/4/
Name of Person, Position          Trust/2/         of Trust Expenses/3/        Paid to Trustee
------------------------   ------------------   ------------------------   -----------------------

--------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------
Joseph Alaimo/1/                 $ 3,810                     $0                     $10,000
--------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.           $17,532                     $0                     $86,075
--------------------------------------------------------------------------------------------------
Edward A. Benjamin               $18,182                     $0                     $89,975
--------------------------------------------------------------------------------------------------
Daniel M. Cain                   $19,385                     $0                     $96,475
--------------------------------------------------------------------------------------------------
Paul G. Chenault                 $17,532                     $0                     $86,075
--------------------------------------------------------------------------------------------------
Kenneth J. Cowan                 $18,735                     $0                     $92,575
--------------------------------------------------------------------------------------------------
Richard Darman                   $16,632                     $0                     $81,200
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Sandra O. Moose                  $18,182                     $0                     $89,975
--------------------------------------------------------------------------------------------------
John A. Shane                    $17,532                     $0                     $86,075
--------------------------------------------------------------------------------------------------
Pendleton White/1/               $ 3,533                     $0                     $17,500
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------
Robert J. Blanding               $     0                     $0                     $     0
--------------------------------------------------------------------------------------------------
John T. Hailer                   $     0                     $0                     $     0
--------------------------------------------------------------------------------------------------
Peter S. Voss/1/                 $     0                     $0                     $     0
--------------------------------------------------------------------------------------------------

----------
/1/ The table provides compensation information for the current Trustees of the Trust. Messrs Alaimo and White retired as trustees on December 31, 2003. Mr Voss resigned as a trustee on August 20, 2004.

/2/ Amounts include payments deferred by trustees for the fiscal year ended September 30, 2004, with respect to the Trusts. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2004 for the trustees is as follows: Benjamin: $18,182; Cowan: $5,429; Darman: $16,632;
Allison: $14,000; Cain: 14,893.

/3/ The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trust selected by the Trustee on the normal payment date for such fees. The Trust posts a deferred trustee fee liability in an amount equal to its pro rata share of the deferred fees.

/4/ Total Compensation represents amounts paid during 2004 to a trustee for serving on the board of trustees of eight (8) trusts with a total of forty-one
(41) funds as of September 30, 2004.

Trustee Beneficial Ownership

     The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2004 in (i) the Fund and (ii) in all funds overseen by the trustee in the Trusts on an aggregate basis:

Interested Trustees:

Dollar Range of Fund Shares*               Robert J. Blanding   John T. Hailer
----------------------------------------   ------------------   --------------
Loomis Sayles Investment Grade Bond Fund            A                  A

Aggregate Dollar Range of Fund Shares in            E                  E
Funds Overseen by Trustee in the Trusts*

Independent Trustees:

Dollar Range                  Graham T.       Edward A.   Daniel M.    Paul G.   Kenneth J.    Richard   Sandra O.   John A.
of Fund Shares*             Allison, Jr.**   Benjamin**     Cain**    Chenault     Cowan**    Darman**    Moose**     Shane
-------------------------   --------------   ----------   ---------   --------   ----------   --------   ---------   -------
Loomis Sayles Investment
   Grade Bond Fund                A               A           A           A           B           A          A          A

Aggregate Dollar Range of
Fund Shares in Funds
Overseen by Trustee in
the Trusts*                       E               E           E           E           E           E          E          E

* A. None

 B.  $1-$10,000

 C.  $10,001-$50,000

 D.  $50,001-$100,000

 E.  Over $100,000

** Amounts include amounts held through the deferred compensation plan.

Board Approval of the Existing Advisory Agreement

     The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement of the Fund is reviewed each year by the Board of Trustees to determine whether the agreements should be continued for an additional one-year period. Continuation of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

     In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreements. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayle's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Fund's shares,
(4) the procedures employed to determine the value of the Fund's assets, (5) the allocation of the Fund's brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by Loomis Sayles.

     The Board of Trustees most recently approved the renewal of the advisory agreement at their meeting held on June 4, 2004. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:

     . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     . whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     . the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under a separate agreement covering administrative services.

     . the Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on Loomis Sayles relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by Loomis Sayles and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to Loomis Sayles, such as the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

     . the level of Loomis Sayles' profits in respect of the management of the Fund.

     . whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

     Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreement should be continued for the one-year period beginning July 1, 2004.


Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by any Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to a Fund's investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted "against". The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The Adviser shall make available to the Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by the adviser under the Guidelines.

     Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

     All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

     The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

     Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.





     Information regarding how the Fund voted proxies relating to their respective portfolio securities during the 12-month period ended June 30, 2004 is available (i) through the Fund's website, www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.

     Code of Ethics. The Trust, Loomis Sayles, and Loomis Sayles Distributors, L.P., each have adopted a code of ethics under Rule 17j-1 the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

                                PRINCIPAL HOLDERS

     The following table provides information on the principal holders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of the Fund's outstanding securities. Information provided in this table is as of January 13, 2005.

     To the extent that any shareholder listed below beneficially owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                                                               Percentage of
Shareholder                                  Address            Shares Held
--------------------------------   -------------------------   -------------
Marusan Securities, Co. Ltd.*      2-5-2 Nihonbashi                58.59%
                                   Chuo-ku, Tokyo 103-8258
                                   Japan

Mitsubishi Securities, Co. Ltd.*   Mitsubishi Building             36.78%
                                   5-2 Marunouchi 2-chome
                                   Chiyoda-ku, Tokyo 100-005
                                   Japan

* As of January 13, 2005, Marusan Securities and Mitsubishi Securities, Co., Ltd. owned 58.59% and 36.78% of the Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Marusan Securities and Mitsubishi Securities, Co. Ltd.

     Marusan Securities and Mitsubishi Securities Co., Ltd. are organized under the laws of Japan.

     As of January 13, 2005, the officers and trustees of the Trust did not beneficially own any Class J shares of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Advisory Agreement. Under an advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at an annual rate of 0.40% of the Fund's average daily net assets.

     During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund:

                              Fiscal Year Ended         Fiscal Year Ended        Fiscal Year Ended
                                   9/30/02                   9/30/03                  9/30/04
                           ----------------------   ------------------------   ---------------------
                                      Fee Waivers                Fee Waivers
                           Advisory   and Expense    Advisory    and Expense    Advisory       Fee
Fund                         Fees     Assumptions      Fees      Assumptions      Fees      Waivers*
------------------------   --------   -----------   ----------   -----------   ----------   --------
Loomis Sayles Investment
   Grade Bond Fund         $624,862     $440,118    $1,092,528      $6,771     $1,506,744    $43,823

* In addition to the waiver of management fees for the fiscal year ended September 30, 2004, the investment adviser reimbursed class level and other expenses for of $195,840. For the fiscal years ended September 30, 2002 and September 30, 2003, information presented in the table includes both the waiver of management fee and reimbursements to the Fund.

     The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectus, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

     Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

     As described in the Prospectus, Loomis Sayles has agreed to limit Fund expenses through January 31, 2006.

     The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

     In addition to serving as investment adviser to certain series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company and certain series of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.


     Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. IXIS Asset Management North America is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

     The fifteen principal subsidiary or affiliated asset management firms of IXIS Asset Management North America, L.P. collectively had approximately $167 billion in assets under management or administration as of September 30, 2004.

     Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

     Distribution Agreement and Rule 12b-1 Plan. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of Class J shares the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing its Prospectus to existing shareholders.

     As described in the Prospectus, the Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, an affiliate of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J shares and/or maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including affiliates of the Distributor) as commissions, asset based sales charges or other compensation with respect to the sale of Class J shares of the Fund and may retain all or any portion of the distribution fee as compensation for the Distributor's services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees"), as well as by Class J shareholders of the Fund.

     The following table provides information on the amount of fees paid by Class J shares of the Fund under the Plan during the past fiscal year. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.

                                             Fiscal Year
                                                Ended
               12b-1 Fees                  Sept. 30, 2004
----------------------------------------   --------------
Loomis Sayles Investment Grade Bond Fund
   (Class J)                                 $2,659,907

Compensation to Broker Dealers in Japan       1,779,702
Compensation to Distributor's Sales
   Personnel and other Related Costs             88,985
TOTAL                                        $1,868,687

     The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of costs incurred under the Plan and the purposes for which such costs have been incurred.

     The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund's Class J shares or by vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

     The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

     The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Class J shares of the Fund during the past fiscal year.

    Underwriting Commissions Received
     and Retained by the Distributor       Fiscal Year Ended Sept. 30, 2004
----------------------------------------   --------------------------------
Loomis Sayles Investment Grade Bond Fund
   (Class J)                                           $753,201

     Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trust, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and the Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services,
(iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to IXIS Asset Management Services Company ("ISC"), an affiliate of Loomis Sayles, and ISC performed the services listed above through December 30, 2004. Effective January 1, 2005, IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), replaced ISC as administrator of the Fund. IXIS Advisors now performs all of the above-mentioned services pursuant to a new Administrative Agreement with the Fund.

     Prior to July 1, 2003, pursuant to the administrative services agreement between the Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Fund, the following amounts:

                                             Fiscal Year      October 1,
                                                Ended        2002 through
                  Fund                     Sept. 30, 2002   June 30, 2003
----------------------------------------   --------------   -------------
Loomis Sayles Investment Grade Bond Fund       $61,782         $67,850

     For the period July 1, 2003 through September 30, 2003, and for the fiscal year ended September 30, 2004 pursuant to the administrative services agreement between ISC and the Trust, ISC was reimbursed or was paid by the Trust, on behalf of the Fund.

                                           July 1, 2003
                                              through      Fiscal year
                                           September 30,   ended Sept.
                  Fund                         2003          30, 2004
----------------------------------------   -------------   -----------
Loomis Sayles Investment Grade Bond Fund      $27,744        $247,170

     Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

     Transfer Agency Services. State Street Bank serves as the Class J shares transfer agent. As such, State Street Bank receives orders for purchase of Class J shares, accepts redemption requests, effect transfers of Class J shares, prepare and transmit payments for dividends and distributions declared by the Fund on behalf of the Class J shares and maintain records of accounts.

     Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, conducts an annual audit of the Trust's financial statements and assists in the review of the Fund's federal and state income tax returns. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 2004 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.

     Counsel to the Fund. Ropes & Gray LLP located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

     Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

     Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

     Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

     The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

     If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

     In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

     Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

     Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

     For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

     The Fund paid $5 and $8,655 in brokerage commissions during the fiscal years ended September 30, 2004 and September 30, 2003, respectively.

                            DESCRIPTION OF THE TRUST

     The Trust, registered with the SEC an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. Each series of the Trust is diversified.

     The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

     The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

     The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J shares, as described in this Statement of Additional Information, and Classes A, B, C and Y, which are described in a separate Statement of Additional Information. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

     The Declaration of Trust provides for the perpetual existence of the Trust. However, it provides that the trustees may terminate the Trust or the Fund upon written notice to the shareholders.

Voting Rights

     Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.


     The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent registered public accounting firms, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.


     There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

     Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

     Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

     Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

How to Buy Shares

     The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information--How to Purchase Shares."

Net Asset Value

     The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fund may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price their shares on the following U.S. holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund's net asset value is calculated.

     Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

     Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

                              SHAREHOLDER SERVICES

Open Accounts

     A shareholder's investment in Class J shares of the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, the registered shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing U.S. federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

     The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

Redemptions

     The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

     The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

     The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

     A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. (See "TAXES")

                                      TAXES

In General

     As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers. Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

     The Internal Revenue Service ("IRS") requires the Fund to withhold ("backup withholding") from a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

          (i) if the shareholder does not provide a correct taxpayer identification number to the Fund;

          (ii) if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

          (iii) if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding because, for example, of the shareholder's foreign (non-U.S.) status.

     The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

U.S. Federal Income Taxation of the Fund

     The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income; and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and business. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

     The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

     Investment by the Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     The Fund's investments in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

Shareholder-Level Taxes--In General

     Distributions of income and capital gains are taxable whether received in cash or reinvested in additional shares. Such distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

Foreign Shareholders

     The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership).

     Under current law, dividends (other than capital gain dividends) paid by the Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Fund properly designates nor with respect to distributions of U.S. source income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Fund in its taxable year beginning October 1, 2005. Properly designated distributions of net capital gain and any gain realized upon the sale, exchange or redemption of Fund shares by a foreign shareholder ordinarily will not be subject to U.S. taxation. However, redemption proceeds and distributions of investment company taxable income and of net capital gain may be subject to backup withholding as described above. Also, if a foreign shareholder's income from the Fund is "effectively connected" with a U.S. trade or business, the shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder. If the shareholder is a foreign corporation, such income may also be subject to a branch profits tax.

     In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the foreign investor must comply with specific certifications and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

U.S. Shareholders

     The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder. Distributions by the Fund of investment company taxable income will be taxable to U.S. shareholders as ordinary income. Properly designated distributions of net capital gain will be taxable to U.S. shareholders as long-term capital gains without regard to how long the shareholder has held shares of the Fund.

     Redemptions, sales and exchanges of the Fund's shares are taxable events, and, accordingly, U.S. shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a U.S. shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the U.S. shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Generally, the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investments, if any, in foreign securities or REITs.

     Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person of the foreign person and the foreign person is a controlled corporations) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable year beginning October 1, 2005.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Conclusion

     The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, and local taxes.

                             PERFORMANCE INFORMATION

     Yield and Total Return. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders.

The Fund's yields will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total returns may be higher or lower than past yields and total returns, and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

                              FINANCIAL STATEMENTS

     The financial statements, financial highlights and report of the Independent Registered Public Accounting Firm of the Fund included in the Fund's Annual Report dated September 30, 2004 and filed with the SEC on December 22, 2004, are incorporated by reference to such Report.

                                                      Registration Nos. 33-39133
                                                                       811-06241

                             LOOMIS SAYLES FUNDS II
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)  Articles of Incorporation.

     (1) The Registrant's Agreement and Declaration of Trust dated February 20, 1991 (the "Agreement and Declaration") is incorporated by reference to exhibit (1) to post-effective amendment ("PEA") No. 13 to the initial registration statement (the "Registration Statement") filed on October 31, 1997.

     (2) Amendment No. 1 effective July 1, 2003 to the Agreement and Declaration is incorporated by reference to exhibit (a)(2) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

(b)  By-Laws.

     (1) The Registrant's By-Laws are incorporated by reference to exhibit (2) to PEA No. 13 to the Registration Statement filed on October 31, 1997.


     (2) Amendment No. 1 dated August 20, 2004 to the By-Laws is incorporated by reference to exhibit (b)(2) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

     (3) Amendment No. 2 dated November 19, 2004 to the By-Laws is incorporated by reference to exhibit (b)(3) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


(c)  Instruments Defining Rights of Security Holders.

     Rights of shareholders are described in Article III, Section 5 of the Registrant's Agreement and Declaration are incorporated by reference to exhibit (a)(1) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

(d)  Investment Advisory Contracts.

     (1) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Aggressive Growth Fund, and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is incorporated by reference to exhibit (d)(1) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

     (2) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(7) to PEA No. 27 to the Registration Statement filed on January 30, 2001.


     (3) (i) Advisory Agreement dated January 7, 2005 between the Registrant, on behalf of CDC IXIS International Equity Fund (formerly, Loomis Sayles International Equity Fund), and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") is filed herewith.

          (ii) Subadvisory Agreement dated January 7, 2005 among the Registrant, on behalf of CDC IXIS International Equity Fund, IXIS Advisors and Hansberger Global Investors, Inc. ("Hansberger") is filed herewith.

     (4) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

     (5) (i) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Research Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(13) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

          (ii) Amendment No. 1 dated November 30, 2001 to the Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of Loomis Sayles Research Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5)(b) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (6) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Small Cap Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(15) to PEA No. 27 to the Registration Statement filed on January 30 2001.

     (7) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Value Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(3) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

     (8) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Worldwide Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(18) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

     (9) (i) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


          (ii) Addendum No. 1 dated July 1, 2004 to Advisory Agreement between Registrant, on behalf of Loomis Sayles High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(9)(ii) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


     (10) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (11) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(12) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (12) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Municipal Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(13) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


     (13) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Tax-Managed Equity Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(13) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


(e)  Underwriting Contracts.

     (1) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles

          Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund And Loomis Sayles Worldwide Fund, and IXIS Asset Management Distributors, L.P. ("IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 34 to the Registration Statement filed on September 10, 2003.


     (2) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Growth Fund and IXIS Distributors is incorporated by reference to exhibit (e)(2) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

     (3) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of CDC IXIS International Equity Fund and IXIS Distributors is incorporated by reference to exhibit (e)(3) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

     (4) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Research Fund and IXIS Distributors is incorporated by reference to exhibit (e)(4) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

     (5) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund (except Class J shares) and IXIS Distributors is incorporated by reference to exhibit
          (e)(5) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

     (6) Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Tax-Managed Equity Fund and IXIS Distributors is incorporated by reference to exhibit (e)(6) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (7) Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles High Income Fund and IXIS Distributors is incorporated by reference to exhibit (e)(7) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (8) Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund and IXIS Distributors is incorporated by reference to exhibit (e)(8) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (9) Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Strategic Income Fund and IXIS Distributors is incorporated by reference to exhibit (e)(9) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (10) Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Municipal Income Fund and IXIS Distributors is incorporated by reference to exhibit (e)(10) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


     (11) Distribution Agreement dated April 23, 2004 between Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund (with respect to its Class J shares) and Loomis Sayles Distributors, L.P. is incorporated by reference to PEA No. 37 to the Registration Statement filed on December 2, 2004.


     (12) Form of Dealer Agreement used by IXIS Distributors is filed herewith.

(f)  Bonus or Profit Sharing Contracts.

     Not applicable.

(g)  Custodian Agreements.

     (1) Form of Custodian Agreement dated April 23, 1991 between the Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to exhibit (8)(a) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

     (2) Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund is incorporated by reference to exhibit (8)(d) to Amendment No. 12 to the Registration Statement filed on March 10, 1997.

     (3) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Worldwide Fund is incorporated by reference to exhibit (8)(e) to PEA No. 12 to the Registration Statement filed on March 10, 1997.

     (4) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Research Fund is incorporated by reference to exhibit (g)(9) to PEA No. 26 to the Registration Statement filed on November 30, 2000.

     (5) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Tax-Managed Equity Fund is incorporated by reference to exhibit
          (g)(6) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


     (6) (i) Custodian Agreement dated September 15, 2003 between the Registrant on behalf of Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Municipal Income Fund, and Investors Bank & Trust Company is incorporated by reference to exhibit (g)(7) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (ii) Amendment dated December 1, 2004 to Custodian Agreement is filed herewith.


(h)  Other Material Contracts.

     (1) (i) Transfer Agency and Service Agreement dated February 1, 2003 between the Registrant, on behalf of its respective series and IXIS Asset Management Services Company ("IXIS Services") is incorporated by reference to exhibit (h)(1)(i) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

          (ii) First Addendum dated September 12, 2003 to Transfer Agency and Service Agreement is incorporated by reference to exhibit
               (h)(1)(ii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iii) Second Addendum dated January 1, 2004 to Transfer Agency and Service Agreement is incorporated by reference to exhibit
               (h)(1)(iii) to PEA No. 36 to the Registration Statement filed on January 28, 2004.


          (iv) Addendum dated January 3, 2005 to the Transfer Agency and Services Agreement is filed herewith.

     (2) Administrative Services Agreement dated January 3, 2005, between the Registrant on behalf of each of its series and IXIS Advisors is filed herewith.

     (3) Reliance Agreement for Exchange Privileges dated September 30, 2003 by and among CDC Nvest Companies Trust I, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, Loomis Sayles Funds I and Registrant is incorporated by reference to exhibit (h)(3) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


     (4) (i) Loomis Sayles Fee Waiver/Reimbursement Undertakings dated February 1, 2005 between Loomis Sayles and the Registrant on behalf of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Research Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund is filed herewith.

          (ii) IXIS Advisors Fee Waiver/Reimbursement Undertaking dated February 1, 2005 between IXIS Advisors and the Registrant on behalf of CDC IXIS International Equity Fund is filed herewith.

     (5) Securities Lending Agreement dated September 15, 2003 between Registrant and Investors Bank & Trust Company is incorporated by reference to exhibit (h)(5) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (6) Securities Lending Agreement dated August 30, 2004 between Registrant and State Street Bank and Trust Company is filed herewith.


(i)  Legal Opinion.

     Opinion and Consent of Counsel is incorporated by reference to exhibit (i) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

(j)  Other Opinions.


     Consent of PricewaterhouseCoopers LLP is filed herewith.


(k)  Omitted Financial Statements.

     Not applicable.

(l)  Initial Capital Agreements.

     (1) Investment Representation regarding initial shares is incorporated by reference to exhibit (13)(a) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

     (2) Form of Organizational Expense Reimbursement Agreement is incorporated by reference to exhibit (13)(b) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

(m)  Rule 12b-1 Plans.

     (1) Form of Distribution Plan for Retail Class Shares is incorporated by reference to exhibit (m)(1) to PEA No. 28 to the Registration Statement filed on November 29, 2001.

     (2) Form of Service and Distribution Plan relating to Class J shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (15)(d) to PEA No. 18 to the Registration Statement filed on April 12, 1999.

     (3) (i) 12b-1 Plan relating to class A shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(4)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.


          (ii) Amended and Restated 12b-1 Plan dated July 1, 2004 relating to class A shares of Loomis Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(3)(ii) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


          (iii) 12b-1 Plan relating to class A shares of CDC IXIS International Equity Fund is incorporated by reference to exhibit (m)(4)(iii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iv) 12b-1 Plan relating to class A shares of Loomis Sayles Research Fund is incorporated by reference to exhibit (m)(4)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (v) 12b-1 Plan relating to class A shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(4)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vi) 12b-1 Plan relating to class A shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(4)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vii) 12b-1 Plan relating to class A shares of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(4)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (viii) 12b-1 Plan relating to class A shares of Loomis Sayles Municipal Income Fund is incorporated by reference to exhibit
               (m)(4)(viii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (4) (i) 12b-1 Plan relating to class B shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(5)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (ii) 12b-1 Plan relating to class B shares of Loomis Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(5)(ii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iii) 12b-1 Plan relating to class B shares of CDC IXIS International Equity Fund is incorporated by reference to exhibit (m)(5)(iii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iv) 12b-1 Plan relating to class B shares of Loomis Sayles Research Fund is incorporated by reference to exhibit (m)(5)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (v) 12b-1 Plan relating to class B shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(5)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vi) 12b-1 Plan relating to class B shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(5)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vii) 12b-1 Plan relating to class B shares of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(5)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (viii) 12b-1 Plan relating to class B shares of Loomis Sayles Municipal Income Fund is incorporated by reference to exhibit
               (m)(5)(viii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

     (5) (i) 12b-1 Plan relating to class C shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(6)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (ii) 12b-1 Plan relating to class C shares of Loomis Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(6)(ii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iii) 12b-1 Plan relating to class C shares of CDC IXIS International Equity Fund is incorporated by reference to exhibit (m)(6)(iii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (iv) 12b-1 Plan relating to class C shares of Loomis Sayles Research Fund is incorporated by reference to exhibit (m)(6)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (v) 12b-1 Plan relating to class C shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(6)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vi) 12b-1 Plan relating to class C shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(6)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

          (vii) 12b-1 Plan relating to class C shares of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(6)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

(n)  Rule 18f-3 Plan

     Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective February 2004, is incorporated by reference to exhibit (n) to PEA No. 36 to the Registration Statement filed on January 28, 2004.

(p)  Code of Ethics


     (1) Code of Ethics for Registrant dated July 1, 2004 is incorporated by reference to exhibit (p)(1) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

     (2) Code of Ethics for Loomis Sayles dated March 1, 2004 is incorporated by reference to exhibit (p)(2) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

     (3) Code of Ethics dated June 1, 2004 for IXIS Advisors and IXIS Distributors is incorporated by reference to exhibit (p)(3) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

     (4) Code of Ethics dated February 1, 2001 for Hansberger is incorporated by reference to exhibit (p)(4) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


(q)  Powers of Attorney


     Power of Attorney dated October 18, 2004 for Graham T. Allison, Jr., Edward
     A. Benjamin, Robert J. Blanding, Daniel M. Cain, Paul G. Chenault, Kenneth
     J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose and John A. Shane designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q) to PEA No. 37 to the Registration Statement filed on December 2, 2004.


Item 24. Persons Controlled by or under Common Control with the Fund.


     Persons that owned of record, as of January 13, 2005, 25% or more of outstanding voting securities of one or more series of the Registrant, and thus may be deemed to "control" the Fund within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended, are listed in the SAIs under the sections titled "Ownership of Fund Shares" and "Principal Owners" and are incorporated herein by reference. The Registrant is not aware of any person controlled by or under common control with any of its series, except that the Loomis Sayles Tax-Managed Equity Fund may be deemed to be under common control with entities controlled by IXIS Asset Management North America, L.P. (such as Loomis Sayles and IXIS Distributors) since the Loomis Sayles Seed Account (which is indirectly controlled by IXIS Asset Management North America, L.P.) owns, as of January 13, 2005 33.12% of the Loomis Sayles Tax-Managed Equity Fund's shares.

Item 25. Indemnification.

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 26. Business and Other Connections of Investment Adviser

(a) Loomis, Sayles & Company, L.P., ("Loomis Sayles"), the investment adviser of all series of the Registrant except CDC IXIS International Equity Fund, provides investment advice to each series of Loomis Sayles Funds I and to other registered investment companies, organizations, and individuals.

     The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-170; IARD/CRD No. 105377).

(b) IXIS Advisors, a wholly-owned subsidiary of IXIS Asset Management North America, L.P. serves as investment adviser to CDC IXIS International Equity Fund. IXIS Advisors was organized in 1995.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of IXIS Advisors during the past two years is incorporated by reference to schedules A, C and D of Form ADV filed by IXIS Advisors pursuant to the Advisers Act (SEC file No. 801-48408; IARD/CRD No. 106800).

(c)  Hansberger serves as subadviser to CDC IXIS International Equity Fund.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Hansberger during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Hansberger pursuant to the Advisers Act (File No. 801-46059; IARD/CRD No. 106039).

Item 27. Principal Underwriter

(a) IXIS Asset Management Distributors, L.P. also serves as principal underwriter for:

     CDC Nvest Funds Trust I
     CDC Nvest Funds Trust II
     CDC Nvest Funds Trust III
     CDC Nvest Cash Management Trust
     CDC Nvest Companies Trust I
     Loomis Sayles Funds I

(b) The general partner and officers of the Registrant's principal underwriter, IXIS Asset Management Distributors, L.P., and their addresses are as follows:


                                  Positions and Offices                Positions and Offices
          Name                 with Principal Underwriter                 with Registrant
------------------------   -----------------------------------   --------------------------------
IXIS Asset Management      General Partner                       None
Distribution Corporation

John T. Hailer             President and Chief Executive         President and Trustee
                           Officer

John E. Pelletier          Executive Vice President and Chief    Chief Compliance Officer
                           Compliance Officer

Coleen Downs Dinneen       Senior Vice President, General        Secretary, Clerk and Chief Legal
                           Counsel, Secretary and Clerk          Officer

Russell Kane               Vice President, Associate General     Assistant Secretary
                           Counsel, Assistant Secretary and
                           Assistant Clerk

Beatriz Pina Smith         Vice President, Treasurer and Chief   None
                           Financial Officer

Anthony Loureiro           Senior Vice President and Chief       None
                           Compliance Officer

Kristin Vigneaux           Chief Compliance Officer for Mutual   Chief Compliance Officer
                           Funds

Frank S. Maselli           Executive Vice President              None

Diane Whelan               Executive Vice President              None

Matthew Coldren            Senior Vice President                 None

Maureen O'Neill            Senior Vice President                 None

Mark Doyle                 Senior Vice President                 None

                                  Positions and Offices                Positions and Offices
          Name                 with Principal Underwriter                 with Registrant
------------------------   -----------------------------------   --------------------------------
Michael Kardok             Senior Vice President                 Treasurer

Michael Raso               Senior Vice President                 None

Susannah Wardly            Senior Vice President                 None

Curt Overway               Senior Vice President                 None

Matt Witkos                Executive Vice President              None

Jeffrey Coron              Senior Vice President                 None

Robert Krantz              Executive Vice President              None

Joanne Kane                Anti-Money Laundering Compliance      None
                           Officer


The principal business address of all the above persons or entities is 399 Boylston Street, Boston, Massachusetts 02116.

(c)  Not applicable.

Item 28. Location of Accounts and Records

     The following companies maintain possession of the documents required by the specified rules:

     For all series of Registrant:

       (i)   Loomis Sayles Funds II
             399 Boylston Street
             Boston, Massachusetts 02116

      (ii)   IXIS Asset Management Services Company
             399 Boylston Street
             Boston, Massachusetts 02116

     (iii)   State Street Bank and Trust Company
             225 Franklin Street
             Boston, Massachusetts 02110

      (iv)   Investors Bank & Trust Company
             200 Clarendon Street
             Boston, Massachusetts 02116

       (v)   IXIS Asset Management Advisors, L.P.
             399 Boylston Street
             Boston, Massachusetts 02116

      (vi)   IXIS Asset Management Distributors, L.P.
             399 Boylston Street
             Boston, Massachusetts 02116

     For series of Registrant managed by Loomis Sayles:

     (vii) Loomis Sayles Distributors, L.P. (with respect to Class J shares of Loomis Sayles Investment Grade Bond Fund)
             One Financial Center
             Boston, Massachusetts 02111

    (viii)   Loomis, Sayles & Company, L.P.
             One Financial Center
             Boston, Massachusetts 02111

     For series of Registrant managed by Hansberger:

      (ix)   Hansberger Global Investors, Inc.
             401 East Las Olas Boulevard, Suite 1700
             Fort Lauderdale, Florida 33301

Item 29. Management Services

     None.

Item 30. Undertakings

     The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                             LOOMIS SAYLES FUNDS II
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment ("PEA") No. 38 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this PEA No. 38 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of January, 2005.

                                             LOOMIS SAYLES FUNDS II


                                             By: /s/ John T. Hailer
                                                 -------------------------------
                                                     John T. Hailer
                                                     President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Title                               Date
---------                          -----                               ----


/s/ Michael Kardok
--------------------------------
Michael Kardok                     Treasurer                           January 28, 2005


/s/ GRAHAM T. ALLISON, JR.*
--------------------------------
Graham T. Allison, Jr.             Trustee                             January 28, 2005


/s/ EDWARD A. BENJAMIN*
--------------------------------
Edward A. Benjamin                 Trustee                             January 28, 2005


/s/ ROBERT J. BLANDING*
--------------------------------
Robert J. Blanding                 Trustee; Chief Executive Officer    January 28, 2005


/s/ DANIEL M. CAIN*
--------------------------------
Daniel M. Cain                     Trustee; Co-Chairman of the Board   January 28, 2005


/s/ PAUL G. CHENAULT*
--------------------------------
Paul G. Chenault                   Trustee                             January 28, 2005


/s/ KENNETH J. COWAN*
--------------------------------
Kenneth J. Cowan                   Trustee; Co-Chairman of the Board   January 28, 2005


/s/ RICHARD DARMAN*
--------------------------------
Richard Darman                     Trustee                             January 28, 2005


/s/ John T. Hailer
--------------------------------
John T. Hailer                     Trustee; President                  January 28, 2005



SANDRA O. MOOSE*
--------------------------------
Sandra O. Moose                    Trustee                             January 28, 2005


JOHN A. SHANE*
--------------------------------
John A. Shane                      Trustee                             January 28, 2005


                                                                       *By: /s/ Coleen Downs Dinneen
                                                                            ----------------------------
                                                                                Coleen Downs Dinneen
                                                                                Attorney-In-Fact**
                                                                                January 28, 2005

** Powers of Attorney are incorporated by reference to exhibit (q) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

                                                      Registration Nos. 33-39133
                                                                       811-06241

                             LOOMIS SAYLES FUNDS II

                                  Exhibit Index

                        Exhibits for Item 23 of Form N-1A

--------------------------------------------------------------------------------
Exhibit      Exhibit Description
--------------------------------------------------------------------------------
(d)(3)(i)    Advisory Agreement for CDC IXIS International Equity Fund
--------------------------------------------------------------------------------
(d)(3)(ii)   Subadvisory Agreement for CDC IXIS International Equity Fund
--------------------------------------------------------------------------------
(e)(12)      Form of Dealer Agreement
--------------------------------------------------------------------------------
(g)(6)(ii)   Amendment to Custodian Agreement
--------------------------------------------------------------------------------
(h)(1)(iv)   Addendum to Transfer Agency and Service Agreement
--------------------------------------------------------------------------------
(h)(2)       Administrative Services Agreement
--------------------------------------------------------------------------------
(h)(4)(i)    Loomis Sayles Fee Waiver/Reimbursement Undertaking
--------------------------------------------------------------------------------
(h)(4)(ii)   IXIS Advisors Fee Waiver/Reimbursement Undertaking
--------------------------------------------------------------------------------
(h)(6)       Securities Lending Agreement
--------------------------------------------------------------------------------
(j)          Consent of PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------